UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WiSA Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

15268 NW Greenbrier Pkwy

Beaverton, OR 97006

(408) 627-4716

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on December [●], 2024

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K

are available at:

https://ir.wisatechnologies.com/sec-filings

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER [●], 2024

To the Stockholders of WiSA Technologies, Inc.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (“Annual Meeting”) of WiSA Technologies, Inc., a Delaware corporation (the “Company” or “our”), will be held on December [●], 2024 at 1:00 p.m., Pacific Time, at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006 for the following purposes:

1.	To elect eight (8) members of the Company’s board of directors (the “Board”), each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal;

2.	To consider and vote on a proposal to ratify the Board’s selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers;

4.	To approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation;

5.	To approve, for purposes of Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of 20% or more of our outstanding shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated April 19, 2024, as amended, issued to the holders of such warrants (the “Holders”);

6.	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated April 23, 2024, as amended, issued to the Holders;

7.	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated April 30, 2024, as amended, issued to the Holders;

8.	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated May 15, 2024, as amended, issued to the Holders;

9.	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated May 17, 2024, as amended, issued to the Holders;

10.	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon exercise of certain common stock purchase warrants issued pursuant to certain inducement agreements by and between the Company and each Holder, entered into as of September 10, 2024;

11.	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon exercise of certain common stock purchase warrants to be issued immediately upon stockholder approval of this proposal, pursuant to certain side letter agreements by and between the Company and each Holder, entered into as of September 10, 2024;

12.	To approve an amendment to the Company’s 2018 Long-Term Stock Incentive Plan (the “LTIP”) to remove the annual share limit of Common Stock that may be issued for a certain fiscal year under the LTIP;

13.	To approve an amendment to the Company’s certificate of incorporation, as amended, to permit the Board to amend the Company’s bylaws, as amended (the “Bylaws”);

14.	To approve the transactions contemplated by the asset purchase agreement, entered into as of September 4, 2024, by and between the Company and Data Vault Holdings Inc., including, for purposes of Nasdaq Rule 5635(a) and 5635(b), the issuance of 20% or more of our outstanding shares of Common Stock upon consummation of the asset purchase; and

15.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Each of the foregoing proposals is more fully described in the proxy statement that is attached and made a part of this notice of Annual Meeting (the “Proxy Statement”). Only stockholders of record of Common Stock at the close of business on November 5, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders who are record or beneficial owners of shares of Common Stock as of the Record Date are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock that you own. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners of shares of Common Stock also must provide evidence of their holdings of such shares as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting, it is important that your shares of Common Stock be represented and voted during the Annual Meeting. We urge you to promptly complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. You may also vote by proxy (i) via the Internet or (ii) by telephone using the instructions provided in the enclosed proxy card. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of shares of Common Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of shares of Common Stock on the Record Date will be disregarded.

Beaverton, Oregon	By Order of the Board of Directors,

[●], 2024
Brett Moyer
Chairman, President and Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE VIA INTERNET OR BY TELEPHONE, OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

In this proxy statement (“Proxy Statement”), WiSA Technologies, Inc., a Delaware corporation, is referred to as “WiSA,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 1:00 p.m., Pacific Time, on December [●], 2024 at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006, and at any adjournment thereof. Your vote is very important. For this reason, our Board is requesting that you permit your shares of common stock, par value $0.0001 per share (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about [●], 2024.

Only stockholders of record of our shares of Common Stock as of the close of business on November 5, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 7,767,828 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one (1) vote per share of Common Stock held by them. Stockholders may vote in person or by proxy, by (i) using the instructions provided in the enclosed proxy card to vote online via the Internet or by telephone or (ii) completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope; however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.

Brett Moyer is named as attorney-in-fact in the proxy. Mr. Moyer is our Chairman of the Board, President and Chief Executive Officer. Mr. Moyer will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures and Vote Required.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon (i) a proposal to elect eight (8) members of the Board, each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to ratify the Board’s selection of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal No. 2”); (iii) a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers (the “Say-on-Pay Proposal” or “Proposal No. 3”); (iv) a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation (the “Say-on-Pay Frequency Proposal” or “Proposal No. 4”); (v) a proposal to approve, for purposes of Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated April 19, 2024, as amended (the “1st April 2024 Warrants”), issued to the holders of such warrants (the “Holders”) (such proposal, “Proposal No. 5”); (vi) a proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated April 23, 2024, as amended (the “2nd April 2024 Warrants”), issued to the Holders (“Proposal No. 6”); (vii) a proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated April 30, 2024, as amended (the “3rd April 2024 Warrants”), issued to the Holders (“Proposal No. 7”); (viii) a proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated May 15, 2024, as amended (the “1st May 2024 Warrants”), issued to the Holders (“Proposal No. 8”); (ix) a proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated May 17, 2024, as amended (the “2nd May 2024 Warrants”), issued to the Holders (“Proposal No. 9”); (x) a proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon exercise of certain common stock purchase warrants (the “Inducement Warrants”) issued pursuant to certain inducement agreements (the “Inducement Agreements”) by and between the Company and each Holder, entered into as of September 10, 2024 and as amended as of October 31, 2024 (“Proposal No. 10”); (xi) a proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon exercise of certain common stock purchase warrants to be issued immediately upon stockholder approval of this proposal (the “New Warrants”, and together with the 1st April 2024 Warrants, 2nd April 2024 Warrants, 3rd April 2024 Warrants, 1st May 2024 Warrants, 2nd May 2024 Warrants and the Inducement Warrants, the “Warrants”), pursuant to certain side letter agreements (the “Side Letter Agreements”) by and between the Company and each Holder, entered into as of September 10, 2024 (“Proposal No. 11”); (xii) a proposal to approve an amendment to the Company’s 2018 Long-Term Stock Incentive Plan (the “LTIP”) to remove the annual share limit of Common Stock that may be issued for a certain fiscal year under the LTIP (“Proposal No. 12”); (xiii) to approve an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to permit the Board to amend the Company’s bylaws, as amended (the “Bylaws”) (“Proposal No. 13”); and (xiv) a proposal to approve the transactions contemplated by the Asset Purchase Agreement (as defined below), entered into as of September 4, 2024, by and between the Company and Data Vault Holdings Inc. (“Data Vault”), including, the issuance of 20% or more of our outstanding shares of Common Stock upon consummation of the asset purchase (the “Asset Purchase”) (such proposal, “Proposal No. 14”).

Voting Procedures and Vote Required

Mr. Moyer will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Your shares will be counted for purposes of determining if there is a quorum if (i) you are entitled to vote and you are present in person at the Annual Meeting; or (ii) you are entitled to vote and you have properly voted by proxy online, by telephone, or by submitting a proxy card by mail. Shares represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). The Certificate of Incorporation does not authorize cumulative voting. The Bylaws provide that directors are to be elected by a plurality of the votes of the shares of Common Stock present at the Annual Meeting, in person or represented by proxy at the Annual Meeting and voting on the matter.

This means that the eight (8) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Independent Registered Public Accounting Firm (Proposal No. 2). Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 2.

Vote Required for the Advisory Resolution on the Compensation of the Company’s Named Executive Officers (Proposal No. 3): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Say-On-Pay Proposal, which is non-binding on the Company. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 3.

Vote Required for the Advisory Resolution on the Frequency of the Stockholder Advisory Vote on Executive Compensation (Proposal No. 4): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Say-On-Frequency Proposal, which is non-binding on the Company. As to this proposal, a stockholder may: (i) vote in favor of every 1 YEAR as the frequency, (ii) vote in favor of every 2 YEARS as the frequency; (iii) vote in favor of every 3 YEARS as the frequency, or (iv) “ABSTAIN” with respect to the proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 4.

Vote Required for Approval of the Issuance of Shares of Common Stock Issuable Upon “Alternative Exercise” of the 1st April 2024 Warrants (Proposal No. 5): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon “alternative cashless exercise” of the 1st April 2024 Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 5.

Vote Required for Approval of the Issuance of Shares of Common Stock Issuable Upon “Alternative Exercise” of the 2nd April 2024 Warrants (Proposal No. 6): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon “alternative cashless exercise” of the 2nd April 2024 Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 6.

Vote Required for Approval of the Issuance of Shares of Common Stock Issuable Upon “Alternative Exercise” of the 3rd April 2024 Warrants (Proposal No. 7): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon “alternative cashless exercise” of the 3rd April 2024 Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 7.

Vote Required for Approval of the Issuance of Shares of Common Stock Issuable Upon “Alternative Exercise” of the 1st May 2024 Warrants (Proposal No. 8): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon “alternative cashless exercise” of the 1st May 2024 Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 8.

Vote Required for Approval of the Issuance of Shares of Common Stock Issuable Upon “Alternative Exercise” of the 2nd May 2024 Warrants (Proposal No. 9): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon “alternative cashless exercise” of the 2nd May 2024 Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 9.

Vote Required for Approval of the Issuance of Shares of Common Stock Issuable Upon Exercise of the Inducement Warrants (Proposal No. 10): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon exercise of the Inducement Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 10.

Vote Required for Approval of the Issuance of Shares of Common Stock Issuable Upon Exercise of the New Warrants (Proposal No. 11): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon exercise of the New Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 11.

Vote Required for Approval of an Amendment to the LTIP (Proposal No. 12). Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the amendment of the LTIP. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 12.

Vote Required for Approval of Amendment to the Certificate of Incorporation to Permit the Board to Amend Our Bylaws (Proposal No. 13): Delaware law provides that the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter is required to give effect to the amendment to the Certificate of Incorporation permitting the Board to amend our Bylaws. Abstentions from voting on this proposal and broker non-votes will have the same effect as votes against this proposal.

Vote Required for Approval of the Issuance of Shares of Common Stock Issuable Upon Consummation of the Asset Purchase (Proposal No. 14): Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon consummation of the Asset Purchase. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 14.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals.

Proposals No. 1, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14 are “non-routine” and thus a broker discretionary vote is not allowed. Proposal No. 2 is “routine” and thus a broker discretionary vote is allowed.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding. Thus, abstentions by holders of Common Stock will have no effect on any of the proposals other than Proposal 13 as set forth above.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Delivery of Documents to Stockholders Sharing an Address

We will send only one set of Annual Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Annual Meeting or other corporate materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. Additionally, if current stockholders with a shared address received multiple copies of the Annual Meeting materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Annual Meeting materials to the Company at Corporate Secretary, 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006, telephone: (408) 627-4716.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 1, 2024, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 7,767,828 shares of Common Stock outstanding as of November 1, 2024. The percentage ownership information shown in the table excludes the following as of such date: (a) up to an aggregate of 9,375,730 shares of Common Stock issuable upon exercise of our outstanding common stock purchase warrants, (b) up to an aggregate of 2,813 shares of Common Stock issuable upon conversion of all shares of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) issuable upon exercise of 1,750 Series B Preferred Stock purchase warrants, (c) 466,901 shares of Common Stock reserved for future issuance under the LTIP, the 2020 Stock Incentive Plan (the “2020 Plan”) and the Technical Team Retention Plan of 2022 (the “2022 Plan” and collectively with the LTIP and the 2020 Plan, the “Plans”), and (d) an aggregate of 14 shares of Common Stock issuable upon vesting of restricted stock units (“RSUs”) that were issued pursuant to the 2020 Plan and 2022 Plan.

Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission (“SEC”) and generally means that a holder has beneficial ownership of a security if such holder possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of November 1, 2024. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of November 1, 2024 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table is c/o WiSA Technologies, Inc., 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006.

Name of Beneficial	Common Stock		Series B Preferred Stock		% Total Voting
Owner	Shares	%	Shares	%	Power(1)
5% or greater stockholders:
Entities affiliated with Anson Advisors Inc and Anson Funds Management LP(2)	863,091	9.9%	-	-	9.9%
Joseph Reda(3)	863,091	9.9%	-	-	9.9%
Gregory Castaldo(4)	863,091	9.9%			9.9%
Directors and executive officers
Brett Moyer(5)	152,798	2.0%	-	-	2.0%
Gary Williams(6)	60,183	*	-	-	*
George Oliva(7)	-	-	-	-	-
Kimberly Briskey(8)	7,541	*	-	-	*
Dr. Jeffrey M. Gilbert(9)	12,235	*	-	-	*
David Howitt(10)	12,234	*	-	-	*
Helge Kristensen(11)	12,235	*	-	-	*
Sriram Peruvemba(12)	12,234	*	-	-	*
Robert Tobias(13)	12,234	*	-	-	*
Wendy Wilson(14)	12,236	*	-	-	*
All directors and executive officers as a group (11 persons) (15)	293,930	3.8%	-	-	3.8%

* Less than 1.0%

(1)	Percentage of total voting power represents voting power with respect to all shares of our Common Stock. Holders of Common Stock are entitled to one (1) vote per share for each share of Common Stock held by them. The holders of our Common Stock are entitled to one vote per share. The holders of our Series B Preferred Stock have no voting rights.

(2)	The number of shares of Common Stock beneficially owned excludes shares of Common Stock issuable pursuant to all or a portion of certain outstanding warrants upon exercise thereof, as a result of the triggering of the 9.99% beneficial ownership limitation provision in such securities. Anson Advisors Inc and Anson Funds Management LP, the Co-Investment Advisers of Anson Investments Master Fund LP and Anson East Master Fund LP (collectively, “Anson”), hold voting and dispositive power over the securities held by Anson. Tony Moore is the managing member of Anson Management GP LLC, which is the general partner of Anson Funds Management LP. Moez Kassam and Amin Nathoo are directors of Anson Advisors Inc. Mr. Moore Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these securities, except to the extent of their pecuniary interest therein. The principal business address of Anson is Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands.

(3)	The number of shares of Common Stock beneficially owned excludes shares of Common Stock issuable pursuant to all or a portion of certain outstanding warrants upon exercise thereof, as a result of the triggering of the 9.99% beneficial ownership limitation provision in such securities. The address of Mr. Reda is 1324 Manor Circle Pelham, NY 10803.

(4)	The number of shares of Common Stock beneficially owned excludes shares of Common Stock issuable pursuant to all or a portion of certain outstanding warrants upon exercise thereof, as a result of the triggering of the 9.99% beneficial ownership limitation provision in such securities. The address of Mr. Castaldo is 3776 Steven James Drive Garnet Valley, PA 19060.

(5)

The number of shares of Common Stock beneficially owned includes, before giving effect of the sale of 2,220 shares of Common Stock by the Company on behalf of Mr. Moyer to satisfy tax obligations in connection with vesting of equity awards and not as a discretionary transaction by Mr. Moyer: (i) 54,895 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 20, 2024 to September 20, 2026 on each September 20th, December 20th, March 20th, and June 20th, so long as Mr. Moyer remains in the service of the Company on each such date, and (ii) 99,623 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from December 20, 2024 to December 20, 2027, on each December 20th, March 20th, June 20th, and September 20th, so long as Mr. Moyer remains in the service of the Company on each such date.

(6)	The number of shares of Common Stock beneficially owned includes, before giving effect of the sale of 832 shares of Common Stock by the Company on behalf of Mr. Williams to satisfy tax obligations in connection with vesting of equity awards and not as a discretionary transaction by Mr. Williams and in each case unless as modified by the Williams Transition Agreement (as defined below): (i) 21,481 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 20, 2024 to September 20, 2026 on each September 20th, December 20th, March 20th, and June 20th, so long as Mr. Williams remains in the service of the Company on each such date, and (ii) 39,206 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from December 20, 2024 to December 20, 2027, on each December 20th, March 20th, June 20th, and September 20th, so long as Mr. Williams remains in the service of the Company on each such date. Pursuant to a Transition Agreement (the “Williams Transition Agreement”) entered into on August 23, 2024 between Mr. Williams and the Company, Mr. Williams resigned from the Company, effective November 30, 2024. Pursuant to the Williams Transition Agreement, if Mr. Williams remains employed by until and through such date and adequately fulfills his duties and responsibilities to the Company, including providing training, information transfer and/or any other assistance reasonably requested by or on behalf of any person(s) hired and/or designated by the Company to assume any or all of his duties and responsibilities, Mr. Williams is entitled to receive the following compensation and benefits: (a) a one-time bonus in the gross amount of $151,925, to be paid on such date, less applicable taxes and withholdings, and (b) the full, accelerated vesting of any and all restricted stock awards he has been issued and have not vested, effective as of such date.

(7)	On July 11, 2023, George Oliva resigned as the Principal Financial Officer of the Company and assumed the role of the Senior Vice President of Finance and Strategic Operations of the Company. Mr. Oliva’s last day of employment with the Company was December 1, 2023.

(8)	The number of shares of Common Stock beneficially owned consists of 7,541 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from December 20, 2024 to December 20, 2027, on each December 20th, March 20th, June 20th, and September 20th, so long as Ms. Briskey remains in the service of the Company on each such date.

(9)	The number of shares of Common Stock beneficially owned includes (i) 4,616 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 20, 2024 to September 20, 2026 on each September 20th, December 20th, March 20th, and June 20th, so long as Dr. Gilbert remains in the service of the Company on each such date, and (ii) 7,541 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from December 20, 2024 to December 20, 2027, on each December 20th, March 20th, June 20th, and September 20th, so long as Dr. Gilbert remains in the service of the Company on each such date.

(10)	The number of shares of Common Stock beneficially owned includes (i) 4,616 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 20, 2024 to September 20, 2026 on each September 20th, December 20th, March 20th, and June 20th, so long as Mr. Howitt remains in the service of the Company on each such date, and (ii) 7,541 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from December 20, 2024 to December 20, 2027, on each December 20th, March 20th, June 20th, and September 20th, so long as Mr. Howitt remains in the service of the Company on each such date.

(11)	The number of shares of Common Stock beneficially owned includes (i) 4,616 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 20, 2024 to September 20, 2026 on each September 20th, December 20th, March 20th, and June 20th, so long as Mr. Kristensen remains in the service of the Company on each such date, and (ii) 7,541 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from December 20, 2024 to December 20, 2027, on each December 20th, March 20th, June 20th, and September 20th, so long as Mr. Kristensen remains in the service of the Company on each such date.

(12)	The number of shares of Common Stock beneficially owned includes (i) 4,616 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 20, 2024 to September 20, 2026 on each September 20th, December 20th, March 20th, and June 20th, so long as Mr. Peruvemba remains in the service of the Company on each such date, and (ii) 7,541 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from December 20, 2024 to December 20, 2027, on each December 20th, March 20th, June 20th, and September 20th, so long as Mr. Peruvemba remains in the service of the Company on each such date.

(13)	The number of shares of Common Stock beneficially owned includes (i) 4,616 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 20, 2024 to September 20, 2026 on each September 20th, December 20th, March 20th, and June 20th, so long as Mr. Tobias remains in the service of the Company on each such date, and (ii) 7,541 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from December 20, 2024 to December 20, 2027, on each December 20th, March 20th, June 20th, and September 20th, so long as Mr. Tobias remains in the service of the Company on each such date.

(14)	The number of shares of Common Stock beneficially owned consists of (i) 4,616 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from September 20, 2024 to September 20, 2026 on each September 20th, December 20th, March 20th, and June 20th, so long as Ms. Wilson remains in the service of the Company on each such date, and (ii) 7,543 RSAs granted under the LTIP, which are scheduled to vest quarterly in equal installments for the period from December 20, 2024 to December 20, 2027, on each December 20th, March 20th, June 20th, and September 20th, so long as Ms. Wilson remains in the service of the Company on each such date.

(15)	See the information included in footnotes 4 through 14 above.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and any amendment, including the sections entitled “Risk Factors”, contain “forward-looking statements” within the meaning of Section 21(E) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). These forward-looking statements, including as they relate to the potential Asset Purchase, include, without limitation: statements regarding new products or services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of our management’s goals and objectives; statements concerning our competitive environment, availability of resources and regulation; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; statements of the timing of the Asset Purchase; statements of the potential consummation of the Asset Purchase; and other similar expressions concerning matters that are not historical facts. Words such as “may”, “will”, “should”, “could”, “would”, “predicts”, “potential”, “continue”, “expects”, “anticipates”, “future”, “intends”, “plans”, “believes” and “estimates,” and variations of such terms or similar expressions, are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or our management’s good faith belief as of that time with respect to future events. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements due to a number of factors including, but not limited to, those set forth under the heading “Risk Factors” in this Proxy Statement, as well as other risks discussed in documents that we file with the SEC.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should review our subsequent reports filed with the SEC described in the sections of this Proxy Statement entitled “Additional Information,” all of which are accessible on the SEC’s website at www.sec.gov.

SUMMARY TERM SHEET

This Summary Term Sheet provides an overview of material information regarding the proposed Asset Purchase and may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the Asset Purchase Agreement attached as Appendix C, for a more complete understanding of the Asset Purchase and related matters.

•	On September 4, 2024, the Company, entered into the Asset Purchase Agreement (the “Original Asset Purchase Agreement”) with Data Vault, as amended pursuant to that Amendment to the Asset Purchase Agreement, dated November 14, 2024 (the “APA Amendment”, and together with the Original Asset Purchase Agreement, the “Asset Purchase Agreement”), pursuant to which the Company has agreed to purchase, assume and accept from Data Vault all of the rights, title and interests in, to and under certain assets (the “Transferred Assets”), including Data Vault’s information technology assets, certain patents, trademarks, and software source code.

•	Pursuant to the Asset Purchase Agreement, the Company has agreed to acquire the Transferred Assets for an aggregate purchase price of $210,000,000 (the “Purchase Price”), which shall consist of (i) $10,000,000 payable in the form of a promissory note issued by the Company to Data Vault, (ii) $200,000,000 in validly issued, fully paid and nonassessable shares of restricted Common Stock, which number of shares shall be 40,000,000, and is calculated based on a per share price of $5.00 (the “Closing Stock Consideration”), and (iii) the assumption of the transferred liabilities, which clauses (i) through (iii) above, collectively, shall comprise the total consideration to be paid for the Transferred Assets. The Company will only assume the Transferred Liabilities, if any. For more information about the transactions contemplated by the Asset Purchase Agreement, please see the section entitled “Asset Purchase.”

•	The Asset Purchase Agreement includes customary representations and warranties and various customary covenants and closing conditions that are subject to certain limitations, including, without limitation, certain third-party consents and agreements. Furthermore, pursuant to the terms of the Asset Purchase Agreement, effective at the closing, the Company has also agreed to appoint two new members to its board of directors, nominated by Data Vault, and reasonably acceptable to the Company. For more information about the Asset Purchase Agreement, please see the section entitled “Asset Purchase—Asset Purchase Agreement.”

•	Pursuant to the Asset Purchase Agreement, the Company and Data Vault shall enter into a royalty agreement (the “Royalty Agreement”), in a form to be mutually agreed between the parties, providing for the Company’s obligations to make royalty payments to Data Vault in an amount equal to 3% of the Company’s revenue generated from or otherwise attributable to any patent rights included in the Transferred Assets, commencing as of the closing and ending upon the expiration (on a patent-by-patent basis) of such patent rights, as further set forth in the Royalty Agreement.

•	Pursuant to the Asset Purchase Agreement, the Company shall enter into an employment agreements, including a non-competition and non-solicitation agreement, mutually agreed to and signed by the Company and each key employee as of or prior to the closing. For more information about the employment agreements, please see the section entitled “Asset Purchase—Asset Purchase Agreement.”

•	The Asset Purchase Agreement may be terminated at any time prior to the consummation of the Asset Purchase upon agreement of the parties thereto. Any party can also terminate the Asset Purchase Agreement after December 31, 2024 (the “Outside Date”), by a party by delivery of a written notice to the other party in accordance with the Asset Purchase Agreement if the Closing shall not have been consummated on or prior to 5:00 pm Eastern Time on the Outside Date. For more information about the termination rights under the Asset Purchase Agreement, please see the section entitled “Asset Purchase—Asset Purchase Agreement.”

•	Our Board considered various factors in determining whether to approve the Asset Purchase Agreement and the transactions contemplated thereby, including the potential to improve our business prospects with new technology and products. For more information about the Board’s reasons for approving the Asset Purchase, see the section entitled “Asset Purchase—Recommendation of the Board.”

•	The proposed Asset Purchase involves numerous risks. For more information about these risks, please see the section entitled “Risk Factors” beginning on page [●] of this Proxy Statement.

RISK FACTORS

You should carefully consider and evaluate all of the information contained in this Proxy Statement in evaluating the proposals to be voted on at the Annual Meeting. In particular, you should carefully consider and evaluate the risks and uncertainties described under the heading “Risk Factors” in this Proxy Statement. Stockholders are further advised that the risks described below may not be the only risks we face. Additional risks that we do not yet know of, or that we currently think are immaterial, may also negatively impact our business operations or financial results. Any of the risks and uncertainties set forth in this Proxy Statement could materially and adversely affect our business, results of operations and financial condition, which in turn could materially and adversely affect the value of our securities.

Risks Related to Data Vault’s Business and Industry

Data Vault has a limited operating history, which makes it difficult to forecast Data Vault’s future results of operations.

As a result of Data Vault’s limited operating history, Data Vault’s ability to accurately forecast it’s future results of operations is limited and subject to a number of uncertainties, including Data Vault’s ability to plan for and model future growth. Further, in future periods, Data Vault’s revenue growth could slow or its revenue could decline for a number of reasons, including slowing demand for its platform, increased competition, changes to technology, a decrease in the growth of its overall market, or its failure, for any reason, to continue to take advantage of growth opportunities. Data Vault has also encountered, and will continue to encounter, risks and uncertainties frequently experienced by growing companies in rapidly changing industries, such as the risks and uncertainties described below. If Data Vault’s assumptions regarding these risks and uncertainties and its future revenue growth are incorrect or change, or if Data Vault do not address these risks successfully, Data Vault’s operating and financial results could differ materially from Data Vault’s expectations, and Data Vault’s business could suffer.

Data Vault may not have visibility into Data Vault’s financial position and results of operations.

Customers consume Data Vault’s platform through license and the use of Data Vault’s software as a service platform for the data refinery, meta data layer creation, and through the monetization of data assets. Because Data Vault’s customers have flexibility in the timing of their consumption, Data Vault does not have the visibility into the timing of revenue recognition that a typical subscription-based software company has. There is a risk that customers will consume Data Vault’s platform more slowly than Data Vault expects, and Data Vault’s actual results may differ from Data Vault’s forecasts. Further, investors and securities analysts may not understand how Data Vault’s consumption-based business model differs from a subscription-based business model, and Data Vault’s business model may be compared to subscription-based business models.

Data Vault has a history of operating losses and may not achieve or sustain profitability in the future.

Data Vault has experienced net losses in each period since inception. Data Vault expect its costs and expenses to increase in future periods. In particular, Data Vault intend to continue to invest significant resources to further develop Data Vault’s platform and expand Data Vault’s sales, marketing, and professional services teams. In addition, Data Vault’s platform currently operates on public artificial intelligence, blockchain infrastructure and cloud services provided by Amazon Web Services (AWS), Microsoft Azure (Azure), and Google Cloud Platform (GCP), and Data Vault’s costs and gross margins are significantly influenced by the prices Data Vault is able to negotiate with these public cloud providers, which in certain cases are also Data Vault’s competitors. Data Vault will also incur increased general and administrative expenses associated with Data Vault’s growth, including costs related to internal systems and operating as a public company. Data Vault’s efforts to grow Data Vault’s business may be costlier than Data Vault expects, or Data Vault’s revenue growth rate may be slower than Data Vault expects, and we may not be able to increase Data Vault’s revenue enough to offset the increase in operating expenses resulting from these investments. If Data Vault is unable to achieve and sustain profitability, or if Data Vault is unable to achieve the revenue growth that Data Vault expects from these investments, the value of Data Vault’s business and common stock may significantly decrease.

The markets in which Data Vault operates are highly competitive, and if Data Vault does not compete effectively, Data Vault’s business, financial condition, and results of operations could be harmed.

The markets in which Data Vault operates are rapidly evolving and highly competitive. As these markets continue to mature and new technologies and competitors enter such markets, Data Vault expects competition to intensify. Data Vault’s current competitors include: large, well-established, public cloud providers that generally compete in all of Data Vault’s markets, including BNY Mellon, Snowflake, The ICE, Inc., Workday, IBM, Microsoft and Oracle amongst others; less-established public and private cloud companies with products that compete in some of our markets; other established vendors of legacy database solutions or newer meta data offerings within those operations; and new or emerging entrants seeking to develop competing technologies.

Data Vault competes based on various factors, including price, performance, breadth of use cases, multi-cloud availability, brand recognition and reputation, customer support, and differentiated capabilities, including ease of implementation and data migration, ease of administration and use, scalability and reliability, data governance, security, and compatibility with existing standards. Many of Data Vault’s competitors have substantially greater brand recognition, customer relationships, and financial, technical, and other resources than Data Vault does, and may be able to respond more effectively than Data Vault to new or changing opportunities, technologies, standards, customer requirements, and buying practices.

Data Vault currently only offers its platform on to business operations in the United States and in International markets through partnerships. There is risk that one or more of these business operations verticals could reduce their demand for innovations or privileged interoperating capabilities that Data Vault’s technologies provide. Further, they have the resources to acquire or partner with existing and emerging providers of competing technology and thereby accelerate adoption of those competing technologies. All of the foregoing could make it difficult or impossible for Data Vault to provide products and services that compete favorably with those of the business operations.

For all of these reasons, competition may negatively impact Data Vault’s ability to maintain and grow consumption of Data Vault’s platform or put downward pressure on Data Vault’s prices and gross margins, any of which could materially harm our reputation, business, results of operations, and financial condition.

If Data Vault or its third-party service providers experience a security breach or unauthorized parties otherwise obtain access to Data Vault’s customers’ data, Data Vault’s data, or its platform, Data Vault’s platform may be perceived as not being secure, Data Vault’s reputation may be harmed, demand for its platform may be reduced, and Data Vault may incur significant liabilities.

Data Vault platform processes, stores, and transmits Data Vault’s customers’ proprietary and sensitive meta data, including at times personal information, protected health information, and financial data. Data Vault’s platform is built to be available on the infrastructure of third-party public cloud providers such as but not limited AWS, Microsoft, and Google in addition to decentralized blockchain services. Data Vault also uses third-party service providers and sub-processors to help Data Vault deliver services to its customers and their end-users. These vendors may store or process personal information, protected health information, or other confidential information of Data Vault’s employees, its partners, its customers, or its customers’ end-users. Data Vault collects such information from individuals located both in the United States and abroad and may store or process such information outside the country in which it was collected. While Data Vault, our third-party cloud providers, and Data Vault’s third-party processors have implemented security measures designed to protect against security breaches, these measures could fail or may be insufficient, resulting in the unauthorized disclosure, modification, misuse, destruction, or loss of Data Vault’s or its customers’ data or other sensitive information. Any security breach of Data Vault’s platform, Data Vault’s operational systems, physical facilities, or the systems of Data Vault’s third-party processors, Data Vault’s the perception that one has occurred, could result in litigation, indemnity obligations, regulatory enforcement actions, investigations, fines, penalties, mitigation and remediation costs, disputes, reputational harm, diversion of management’s attention, and other liabilities and damage to Data Vault’s business. Even though Data Vault does not control the security measures of third parties, Data Vault may be responsible for any breach of such measures or suffer reputational harm even where Data Vault does not have recourse to the third party that caused the breach. In addition, any failure by Data Vault’s vendors to comply with applicable law or regulations could result in proceedings against Data Vault by governmental entities or others.

Data Vault could suffer disruptions, outages, defects, and other performance and quality problems with its platform or with the public cloud and internet infrastructure on which it relies.

Data Vault’s business depends on our platform to be available without disruption. Data Vault has experienced, and may in the future experience, disruptions, outages, defects, and other performance and quality problems with Data Vault’s platform. Data Vault has also experienced, and may in the future experience, disruptions, outages, defects, and other performance and quality problems with the public cloud and internet infrastructure on which Data Vault’s platform relies. These problems can be caused by a variety of factors, including introductions of new functionality, vulnerabilities and defects in proprietary and open source software, human error or misconduct, capacity constraints, design limitations, or denial of service attacks or other security-related incidents.

Further, if Data Vault’s contractual and other business relationships with Data Vault’s public cloud providers are terminated, suspended, or suffer a material change to which Data Vault is unable to adapt, such as the elimination of services or features on which Data Vault depends, Data Vault could be unable to provide its platform and could experience significant delays and incur additional expense in transitioning customers to a different public cloud provider.

Any disruptions, outages, defects, and other performance and quality problems with Data Vault’s platform or with the public cloud and internet infrastructure on which it relies, or any material change in Data Vault’s contractual and other business relationships with Data Vault’s public cloud providers, could result in reduced use of Data Vault’s platform, increased expenses, including service credit obligations, and harm to Data Vault’s brand and reputation, any of which could have a material adverse effect on Data Vault’s business, financial condition, and results of operations.

Sales efforts to large customers involve risks that may not be present or that are present to a lesser extent with respect to sales to smaller organizations.

Sales to large customers involve risks that may not be present or that are present to a lesser extent with sales to smaller organizations, such as longer sales cycles, more complex customer requirements, substantial upfront sales costs, and less predictability in completing some of Data Vault’s sales. For example, large customers may require considerable time to evaluate and test Data Vault’s platform prior to making a purchase decision and placing an order. A number of factors influence the length and variability of Data Vault’s sales cycle, including the need to educate potential customers about the uses and benefits of Data Vault’s platform, the discretionary nature of purchasing and budget cycles, and the competitive nature of evaluation and purchasing approval processes. As a result, the length of Data Vault’s sales cycle, from identification of the opportunity to deal closure, may vary significantly from customer to customer, with sales to large enterprises typically taking longer to complete. Moreover, large customers often begin to deploy Data Vault’s products on a limited basis but nevertheless demand implementation services and negotiate pricing discounts, which increase Data Vault’s upfront investment in the sales effort with no guarantee that sales to these customers will justify Data Vault’s substantial upfront investment. If we fail to effectively manage these risks associated with sales cycles and sales to large customers, Data Vault’s business, financial condition, and results of operations may be affected.

Complying with evolving privacy and other data related laws and requirements may be expensive and force Data Vault to make adverse changes to its business, and failure to comply with such laws and requirements could result in substantial harm to Data Vault’s business.

Laws and regulations governing data privacy and protection, the use of the Internet as a commercial medium, the use of data in artificial intelligence and machine learning, and data sovereignty requirements are rapidly evolving, extensive, complex, and include inconsistencies and uncertainties. Examples of recent and anticipated developments that have or could impact our business include the following:

•	The General Data Protection Regulation (GDPR) took effect in May 2018 and established requirements applicable to the handling of personal information of residents of the European Union (EU).
•	The EU has proposed the Regulation on Privacy and Electronic Communications (ePrivacy Regulation), which, if adopted, would impose new obligations on the use of personal information in the context of electronic communications, particularly with respect to online tracking technologies and direct marketing.
•	In January 2020, Britain formally left the EU. The United Kingdom’s withdrawal from the EU is commonly referred to as “Brexit.”
•	Data Vault is following developments in 2020 regarding the frameworks that address the transfer of personal information outside of the EU, including the Privacy Shield framework and the standard contractual clauses.
•	In January 2020, the California Consumer Privacy Act (CCPA) took effect, providing California residents increased privacy rights and protections, including the ability to opt out of sales of their personal information. The CCPA may increase Data Vault’s compliance costs and exposure to liability. Other U.S. states are considering adopting similar laws.
•	Both U.S. and non-U.S. governments are considering regulating artificial intelligence and machine learning.
•	The certifications Data Vault maintains and standards Data Vault complies with, including the U.S. Federal Risk and Authorization Management Program, PCI-DSS, ISO/IEC 27001, among others, are becoming more stringent.

These and other similar legal and regulatory developments could contribute to legal and economic uncertainty, affect how Data Vault designs, markets, sells, and operates its platform, how Data Vault’s customers process and share data, how Data Vault processes and uses data, and how Data Vault transfers personal data from one jurisdiction to another, which could negatively impact demand for Data Vault’s platform. Data Vault may incur substantial costs to comply with such laws and regulations, to meet the demands of Data Vault’s customers relating to their own compliance with applicable laws and regulations, and to establish and maintain internal policies, self-certifications, and third-party certifications supporting our compliance programs. Data Vault’s customers may delegate their GDPR compliance or other privacy law obligations to Data Vault via contract, and Data Vault may otherwise be required to expend resources to assist Data Vault’s customers with such compliance obligations. In addition, any actual or perceived non-compliance with applicable laws, regulations, policies, and certifications could result in proceedings, investigations, or claims against Data Vault’s by regulatory authorities, customers, or others, leading to reputational harm, significant fines, litigation costs, and damages. For example, if regulators assert that Data Vault has failed to comply with the GDPR, Data Vault may be subject to fines of up to EUR 20 million or 4% of Data Vault’s worldwide annual revenue, whichever is greater, as well as potential data processing restrictions for a violation of certain GDPR requirements. All of these impacts could have a material adverse effect on Data Vault’s business, financial condition, and results of operations.

The estimates of market opportunity and forecasts of market growth included in this Proxy Statement may prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, Data Vault’s business could fail to grow at similar rates, if at all.

Market opportunity estimates and growth forecasts included in this prospectus, including those Data Vault has generated, are subject to significant uncertainty and are based on assumptions and estimates that may not prove to be accurate. The variables that go into the calculation of Data Vault’s market opportunity are subject to change over time, and there is no guarantee that any particular number or percentage of addressable users or companies covered by Data Vault’s market opportunity estimates will purchase Data Vault’s platform or generate any particular level of revenue for Data Vault. Any expansion in Data Vault’s markets depends on a number of factors, including the cost, performance, and perceived value associated with Data Vault’s platform and the products of its competitors. Even if the markets in which Data Vault competes achieve the forecasted growth, Data Vault’s business could fail to grow at similar rates, if at all.

Data Vault does business with federal, state, and local governments and agencies, and heavily regulated U.S. and foreign organizations; as a result, Data Vault faces risks related to the procurement process, budget decisions driven by statutory and regulatory determinations, termination of contracts, and compliance with government contracting requirements.

Data Vault provides its platform to the U.S. government, state and local governments, and heavily regulated organizations directly and through Data Vault’s partners. Data Vault has made, and may continue to make, significant investments to support future sales opportunities in the federal, state, and local government sectors. This includes obtaining the following additional cloud security certifications: HHS CMS Acceptable Risk Safeguards (ARS) 3.1 and the U.S. Department of Defense Impact Level 2 in the Security Requirements Guide for cloud computing by the Defense Information Systems Agency. However, government certification requirements may change, or Data Vault may be unable to achieve or sustain one or more government certifications, including those mentioned above. As a result, Data Vault’s ability to sell into the government sector could be restricted until Data Vault obtains such certifications.

A substantial majority of Data Vault’s sales to date to government entities have been made indirectly through Data Vault’s distribution and reseller partners. Doing business with government entities presents a variety of risks. The procurement process for governments and their agencies is highly competitive, time-consuming, and may, in certain circumstances, be subject to political influence. Data Vault incurs significant up-front time and expense, which subjects Data Vault to additional compliance risks and costs, without any assurance that Data Vault (or a third-party distributor or reseller) will win a contract. Beyond this, demand for Data Vault’s platform may be adversely impacted by public sector budgetary cycles, and funding availability that in any given fiscal cycle may be reduced or delayed, including in connection with an extended federal government shutdown. Further, if Data Vault is or Data Vault’s partners are successful in receiving a bid award, that award could be challenged by one or more competitive bidders. Bid protests may result in an increase in expenses related to obtaining contract awards or an unfavorable modification or loss of an award. In the event a bid protest is unsuccessful, the resulting delay in the startup and funding of the work under these contracts may cause Data Vault’s actual results to differ materially and adversely from those anticipated. As a result of these lengthy and uncertain sales cycles, it is difficult for Data Vault to predict the timing of entering into customer agreements with government entities.

Data Vault’s intellectual property rights may not protect its business or provide Data Vault with a competitive advantage.

To be successful, Data Vault must protect its technology and brand in the United States and other jurisdictions through trademarks, trade secrets, patents, copyrights, service marks, invention assignments, contractual restrictions, and other intellectual property rights and confidentiality procedures. Despite Data Vault’s efforts to implement these protections, they may not protect Data Vault’s business or provide Data Vault with a competitive advantage for a variety of reasons, including:

•	the failure by Data Vault to obtain patents and other intellectual property rights for important innovations or maintain appropriate confidentiality and other protective measures to establish and maintain Data Vault’s trade secrets;
•	uncertainty in, and evolution of, legal standards relating to the validity, enforceability, and scope of protection of intellectual property rights;
•	potential invalidation of Data Vault’s intellectual property rights through administrative processes or litigation;
•	any inability by Data Vault to detect infringement or other misappropriation of Data Vault’s intellectual property rights by third parties; and
•	other practical, resource, or business limitations on Data Vault’s ability to enforce our rights.

Further, the laws of certain foreign countries, particularly certain developing countries, do not provide the same level of protection of corporate proprietary information and assets, such as intellectual property, trademarks, trade secrets, know-how, and records, as the laws of the United States. As a result, Data Vault may encounter significant problems in protecting and defending its intellectual property or proprietary rights abroad. Additionally, Data Vault may also be exposed to material risks of theft or unauthorized reverse engineering of Data Vault’s proprietary information and other intellectual property, including technical data, data sets, or other sensitive information. Data Vault’s efforts to enforce its intellectual property rights in such foreign countries may be inadequate to obtain a significant commercial advantage from the intellectual property that we develop, which could have a material adverse effect on Data Vault’s business, financial condition, and results of operations. Moreover, if Data Vault is unable to prevent the disclosure of its trade secrets to third parties, or if Data Vault’s competitors independently develop any of its trade secrets, Data Vault may not be able to establish or maintain a competitive advantage in its market, which could seriously harm our business.

Data Vault may become subject to intellectual property disputes, which are costly and may subject Date Vault to significant liability and increased costs of doing business.

Data Vault competes in markets where there are a large number of patents, copyrights, trademarks, trade secrets, and other intellectual and proprietary rights, as well as disputes regarding infringement of these rights. In addition, many of the holders of patents, copyrights, trademarks, trade secrets, and other intellectual and proprietary rights have extensive intellectual property portfolios and greater resources than Data Vault does to enforce their rights. As compared to Data Vault’s large competitors, its patent portfolio is relatively undeveloped and may not provide a material deterrent to such assertions or provide us with a strong basis to counterclaim or negotiate settlements.

Risks Related to Asset Purchase

We will be subject to certain uncertainties while the Asset Purchase is pending, which could adversely affect our business.

Uncertainty about the effect of the Asset Purchase on employees and those that do business with us or invest in our securities may have an adverse effect on the Company or the trading price of our Common Stock. These uncertainties may impair our ability to attract, retain and motivate key personnel until the Asset Purchase is completed and for a period of time thereafter, and could cause those that transact with us to seek to change their existing business relationships with us. During the pendency of the Asset Purchase, management and other personnel will be required to dedicate time and attention to execution of the Asset Purchase, which may partially divert their attention from the Company’s business. The Company will also incur significant transaction expenses regardless of whether the Asset Purchase is consummated or beneficial, and such expenses may be more than anticipated, particularly if the Asset Purchase is not completed on the expected timeline.

We may be subject to lawsuits relating to the Asset Purchase, which could adversely affect our business, financial condition and operating results.

Lawsuits may be filed challenging the Asset Purchase, which could prevent the Asset Purchase from being completed, or could result in a material delay in, or the abandonment of, the Asset Purchase. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on our liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting completion of the Asset Purchase, then that injunction may delay or prevent the Asset Purchase from being completed, which may adversely affect our business, financial position and results of operations.

The termination of the Asset Purchase Agreement could negatively impact our business.

The Asset Purchase Agreement is subject to a number of conditions that must be satisfied, including the approval by the Company’s shareholders of Proposal No. 14, or waived, in each case prior to the completion of the Asset Purchase. These conditions to the completion of the Asset Purchase Agreement, some of which are beyond the control of the Company, may not be satisfied or waived in a timely manner or at all, and, accordingly, the Asset Purchase Agreement may be delayed or may not be completed. The Asset Purchase Agreement may also be terminated under certain circumstances. If the Asset Purchase is not completed for any reason, the Company’s ongoing businesses and financial results may be adversely affected.

The Asset Purchase may be completed even though material adverse changes subsequent to the announcement of the Asset Purchase, such as industry-wide changes or other events, may occur.

In general, the parties to the Asset Purchase can refuse to complete the Asset Purchase if there is a material adverse change affecting the other party. However, some types of changes do not permit the Company to refuse to complete the Asset Purchase, even if such changes would have a material adverse effect on any of the parties involved in the Asset Purchase. For example, if there are changes in economic conditions, financial, credit or securities markets in general or the industries and markets in which the acquired assets are used, the Company would not have the right to refuse to complete the Asset Purchase. If adverse changes occur that affect the Transferred Assets but the parties are still required to complete the Asset Purchase, the Company’s share price, business and financial results after the completion of the Asset Purchase may suffer.

Subsequent to the consummation of the Asset Purchase, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and share price, which could cause you to lose some or all of your investment.

Although we have conducted due diligence on Data Vault, we cannot assure you that this diligence revealed all material issues that may be present in Data Vault’s assets, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our and Data Vault’s control will not arise. As a result, we may be forced to later write down or write off Transferred Assets or incur impairment or other charges that could result in losses after closing of the Asset Purchase. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the Company or its securities. In addition, charges of this nature may cause the Company to be unable to obtain future financing on favorable terms or at all.

The unaudited pro forma financial information included in this Proxy Statement may not be indicative of what our actual financial position or operational results would have been.

The unaudited pro forma financial information included in this Proxy Statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Asset Purchase been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Information” for more information.

We will have limited protection in the event that any of the representations and warranties made by Data Vault in the Asset Purchase Agreement ultimately proves to be inaccurate or incorrect.

The Company will have limited protection if any representation or warranty made by Data Vault in the Asset Purchase Agreement proves to be inaccurate or incorrect and such representations and warranties will not survive the closing. Accordingly, to the extent such representations or warranties are incorrect, the Company would have limited or no indemnification claims with respect thereto, may not recover any damages it may have suffered and may not have sufficient cash on hand or other resources to seek to pursue an alternative strategic transaction or avoid the dissolution and liquidation of the Company in the event that the Asset Purchase does not close.

We may waive one or more of the conditions to the Asset Purchase.

We may agree to waive, in whole or in part, some of the conditions to our obligations to complete the Asset Purchase, to the extent permitted by our Certificate of Incorporation and applicable laws. For example, it is a condition of our obligation to close the Asset Purchase that Data Vault’s representations and warranties are true and correct in all respects as of the closing date. However, if the Board determines that it is in the stockholders’ best interest to waive any such breach, then the Board may elect to waive that condition and close the Asset Purchase.

Our ability to successfully operate and grow business related to the Transferred Assets will be largely dependent upon the efforts of Nathaniel Bradley. The loss of any of such key personnel could negatively impact the business and operations of the Company and its ability to grow the business related to the Transferred Assets.

Our ability to successfully operate and grow business related to the Transferred Assets following the Asset Purchase will be dependent upon the efforts of Nathaniel Bradley, the co-founder and Chief Executive Officer of Data Vault, who will become our Chief Executive Officer after the consummation of the Asset Purchase. Although we expect Nathaniel Bradley to remain with the Company following the Asset Purchase, it is possible that we will lose some key personnel, and the loss of their services could have a material, adverse effect on the business and operations the Company or the ability to grow the Company’s business.

A market for our Common Stock may not continue, which would adversely affect the liquidity and price of our Common Stock.

Following the Asset Purchase the market price of our Common Stock may fluctuate significantly due to the market’s reaction to the Asset Purchase and general market and economic conditions. An active trading market for our Common Stock following the Asset Purchase may never develop or, if developed, it may not be sustained. In addition, the market price of our Common Stock after the Asset Purchase can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our Common Stock becomes delisted from Nasdaq for any reason and is relegated to the OTC Bulletin Board (an inter-dealer automated quotation system for equity securities that is not a national securities exchange), the liquidity and price of our Common Stock will be more limited than if we were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your shares of Common Stock unless a market for our Common Stock can be established or sustained.

The Company will incur significant transaction-related costs in connection with the Asset Purchase.

The Company expect to incur significant nonrecurring costs associated with the Asset Purchase before, at, and after closing the Asset Purchase. The Company will also incur transaction fees and costs related to formulating and implementing post-Asset Purchase plans.

If the Asset Purchase’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.

If the benefits of the Asset Purchase do not meet the expectations of investors or securities analysts, the market price of our Common Stock prior to the completion of the Asset Purchase may decline. The market values of our securities at the time of the Asset Purchase may vary significantly from their prices on the date the Asset Purchase Agreement was executed, the date of this Proxy Statement, or the date on which our stockholders vote on the Proposal No. 14.

In addition, following the Asset Purchase, fluctuations in the price of our Common Stock could contribute to the loss of all or part of your investment. If an active market for our Common Stock develops and continues, the trading price of our Common Stock following the Asset Purchase could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our Common Stock and our Common Stock may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our Common Stock may not recover and may experience a further decline.

ASSET PURCHASE

Overview

On September 4, 2024, we entered into the Original Asset Purchase Agreement, amended by the APA Amended, with Data Vault, pursuant to which, among other things and subject to the terms and conditions contained therein, pursuant to which the Company has agreed to purchase, assume and accept from Data Vault all of the rights, title and interests in, to and under the Transferred Assets, including Data Vault’s information technology assets, certain patents, trademarks, and software source code. In exchange, the Company has agreed to acquire the transferred assets for an aggregate purchase price of $210,000,000, and shall consist of (i) $10,000,000 payable in the form of a promissory note issued by the Company to Data Vault, (ii) $200,000,000 in validly issued, fully paid and nonassessable shares of restricted Common Stock, which number of shares shall be 40,000,000, and is calculated based on a per share price of $5.00, and (iii) the assumption of the transferred liabilities, which clauses (i) through (iii) above, collectively, shall comprise the total consideration to be paid for the transferred assets. See below for more detailed discussion of the terms of the Asset Purchase Agreement.

Reasons for the Asset Purchase

In evaluating the Asset Purchase and recommending that the Company’s stockholders vote in favor of approval of Proposal No. 14, the Board, in consultation with the Company’s senior management, outside legal counsel and financial advisors, considered numerous positive factors relating to the Asset Purchase Agreement, the Asset Purchase and the other transactions contemplated thereby including the following material factors:

•	Company’s inability to generate sufficient revenues or raise needed capital to sustain its current business and operations;

•	the experience of Data Vault’s executive management and prospects for growth in business related to the Transferred Assets;

•	the extensive processes conducted by the Company and its financial advisers over approximately the last year prior to entering into the Asset Purchase Agreement;

•	the terms and conditions of the Asset Purchase Agreement and related transaction documents: and

•	the fact that Nathaniel Bradley will join the Company in connection with the Asset Purchase;

In the course of reaching the determinations and decisions and making the recommendation described above, the Board, in consultation with the Company’s senior management, outside legal counsel and financial advisors, considered the risks and potentially negative factors relating to the Asset Purchase Agreement, the Asset Purchase and the other transactions contemplated thereby, including the following material factors:

•	The possibility that the completion of the Asset Purchase may be delayed or not occur at all, and the likelihood that the dissolution and liquidation of the Company may be its only viable alternative and the adverse impact such events would have on the value of the Company’s Common Stock to our stockholders.

•	Our Board’s belief that the potential benefits of the Asset Purchase and the other transactions contemplated by the Asset Purchase Agreement, including the Asset Purchase, outweighed the risks and uncertainties of the Asset Purchase.

The foregoing discussion of factors considered by the Board is not intended to be exhaustive but is a summary only of the material factors considered by the Board. In light of the variety of factors considered in connection with its evaluation of the Asset Purchase, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have given different weight to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented.

Background of the Asset Purchase

At the beginning of 2024, management recognized that with deteriorating capital markets, the Company’s ability to raise funds to continue its product development path had become and would continue to be increasingly difficult. To address these external market conditions, the Company’s management and Board commenced an assessment of our business, financial condition, results of operations and prospects. We began to identify opportunities to expand our business, and reviewed other opportunities including inorganic options. In April 2024, following a successful Nasdaq panel review of listing of our Common Stock, management began contemplating a business combination to strengthen the Company’s business opportunities and technology portfolio. On April 29, 2024, during the Micro Cap Investor conference in Las Vegas, management met the chairman of Data Vault, Nathaniel Bradley, who was discussing their technology innovation, their market opportunity once commercialized, and an expected strategic investor once they went public. The Company’s management proposed having a discussion regarding using the Company’s public listing as a vehicle for taking Data Vault public and closing on the strategic investment which would be quicker and less risky than pursuing an initial public offering. Previously, the Company’s management had met Data Vault’s management and tried to help facilitate a business partnership with another company, CompuSystems Inc. during the summer of 2023.

The following chronology summarizes key meetings and events that led to the signing of the Asset Purchase Agreement. This chronology does not purport to catalogue every conversation of, by, with or among members of the Board, the Company’s management, the Company’s financial advisors, legal advisors or other representatives or any other person.

On May 9, 2024, the Company and Data Vault participated in an initial teleconference to discuss the potential asset purchase, and interest in the opportunity.

On May 14, 2024, a mutual confidentiality and nondisclosure agreement was signed by and between the Company and Data Vault.

On May 16, 2024, a mutual confidentiality and nondisclosure agreement was signed by and among the Company, and potential investors.

On May 17, 2024, the Company organized a meeting with the potential investors, and Data Vault to discuss the business opportunities.

On May 22, 2024, the Company and Data Vault met at Data Vault’s office in New York to discuss Data Vault’s technology and IP portfolio strategy, and potential business opportunities between the parties.

On May 23, 2024, Sullivan & Worcester LLP, counsel to the Company (“Sullivan”) sent the initial draft of the non-binding term sheet (the “Term Sheet”) to Data Vault and Mitchell Silberberg & Knupp LLP, counsel to Data Vault (“MSK”), together with an initial legal due diligence request list. Between May 24, 2024 and June 2, 2024, Sullivan and MSK exchanged drafts and negotiated the terms of the Term Sheet. Regular meetings by phone call and video conference took place during this period, some of which included the parties’ respective legal counsels.

On May 24, 2024, Sullivan was granted access to a virtual data room.

On May 31, 2024, the parties and their respective legal counsels organized a video conference to discuss about the Asset Purchase Agreement, timeline of potential financing, the Company’s management post Asset Purchase, the Purchase Price, and the financing terms for a potential $50,000,000 PIPE financing (the “PIPE”).

On June 2, 2024, the Term Sheet was signed by and between the Company and Data Vault.

On June 7, 2024, Sullivan sent the initial draft Asset Purchase Agreement to MSK. Between June 7, 2024 and September 4, 2024, Sullivan and MSK exchanged drafts and negotiated the terms of the definitive transaction agreements, including the Asset Purchase Agreement. Regular meetings by phone call and video conference took place during this period, some of which included the parties’ respective legal counsel and financial advisors. The terms negotiated between the parties, among others, included the representations and warranties of both the Company and Data Vault to be contained in the Asset Purchase Agreement, including with respect to the financial statements to be delivered at the closing of the Asset Purchase and intellectual property, the interim covenants to be contained in the Asset Purchase Agreement, including regarding the solicitation of alternative transactions, and the Company’s ability to access capital (including a possible PIPE).

On June 10, 2024, the Company retained Greenberg Traurig, LLP, IP counsel to the Company (“Greenberg”) to review Data Vault’s intellectual property assets, who conducted due diligence on the Data Vaults intellectual property between June 10, 2024 and September 4, 2024.

On June 17, 2024, the Company organized a meeting by phone call with Data Vault to discuss about the business model.

On June 17, 2024, MSK sent a revised draft of the Asset Purchase Agreement to Sullivan, which included comments regarding the representations and warranties of Data Vault, and indemnification obligations of the parties. The parties initially agreed to make the indemnification provisions mutual.

On June 20, 2024, Sullivan and MSK conducted a meeting by phone call to discuss the Asset Purchase Agreement and Asset Purchase. July 5, 2024, the Company organized a meeting by phone call with Data Vault and the parties’ respective counsels to discuss the Asset Purchase Agreement.

On July 9, 2024, MSK sent a revised draft of the Asset Purchase Agreement to Sullivan, which included comments regarding the Royalty Agreement, key employees to be transferred as part of the Asset Purchase, and representations and warranties of Data Vault, and a closing condition requiring a financing of at least $50,000,000. The parties initially agreed to lower the financing closing condition to $25,000,000. Between July 9, 2024 and July 25, 2024, Sullivan and MSK exchanged drafts and negotiated further the terms of the Asset Purchase Agreement.

July 23, 2024, the Company organized a meeting by phone call with Data Vault, and the parties’ respective counsels, to discuss the Asset Purchase Agreement, including the Purchase Price and Data Vault’s intellectual property assets.

On July 30, 2024, Data Vault presented a new business plan to the Board, and the Company organized one on one meetings between the Chief Executive Officer of Data Vault and each member of the Board.

On August 13, 2024, the Company’s and Data Vault’s managements met in the Company’s office in Beaverton, OR.

On August 26, 2024, the Company hired Alliance Advisors IR to assist with obtaining the required stockholders’ approval and the Proxy Statement.

On August 28, 2024, the Company organized a meeting by phone call with the potential investors, and Data Vault. The investor confirmed that they were not yet in a position to complete the PIPE to fund the Asset Purchase.

On August 29, 2024, the Company organized a meeting by phone call with the Data Vault, and the parties’ respective legal counsel, to discuss certain changes to the deal terms.

On September 3, 2024, Sullivan sent a revised draft of the Asset Purchase Agreement to MSK, which included comments regarding the Purchase Price, and the closing condition requiring a financing of at least $40,000,000. The parties agreed to remove the closing condition requiring a financing of at least $40,000,000, and the parties agreed that as part of the Purchase Price, the Company will issue a promissory note of $10,000,000 to Data Vault, and $200,000,000 in validly issued restricted shares of Common Stock, valued at $5.00 per share. In addition, the parties agreed that for so long as the promissory note remains outstanding, in the event the Company receives proceeds from one or more subsequent financings, then Data Vault may demand that ten percent (10%) of such proceeds be used to repay the outstanding balance of the promissory note, and if the aggregate gross proceeds of the subsequent financings reach or exceed $50,000,000, then the Company shall repay the promissory note in full.

On September 3, the Board approved the Asset Purchase Agreement.

On September 4, 2024, the parties executed the Asset Purchase Agreement and the applicable ancillary documents, and the Company issued a press release announcing the transaction prior to the commencement of trading on Nasdaq on June 4, 2024. The Company and Data Vault management co-hosted a special investor conference call after the announcement.

The parties have continued and expect to continue regular discussions and weekly calls regarding the timing to consummate the Business Combination and necessary preparation in connection therewith.

Closing and Effective Time of the Asset Purchase

We are working to complete the Asset Purchase as quickly as possible, and we expect to complete the Asset Purchase promptly after the Annual Meeting if the Proposal No. 14 is approved. However, the Company cannot assure you when or if the Asset Purchase will occur. The Asset Purchase is subject to other conditions, and it is possible that factors outside the control of both the Company and Data Vault could result in the Asset Purchase being completed at a later time, or not at all.

Dissenters’ and Appraisal Rights

The Company stockholders do not have dissenters’ or appraisal rights under the Delaware General Corporation Law (the “DGCL”) in connection with the Asset Purchase and will not be afforded such rights.

Accounting Treatment

Both the Company and Data Vault prepare their financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company will account for the transaction as an asset purchase under the guidance provided in ASC 805-10-55-5 through ASC 805-10-55-9. The Company concluded that the consideration transferred under the Asset Purchase Agreement would be allocated primarily to a single group of similar identifiable assets comprised of the Acquired Assets. See “Unaudited Pro Forma Condensed Consolidated Financial Information.”

Interests of the Company’s Directors and Officers in the Asset Purchase

The beneficial ownership of the Company’s Common Stock is as set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.” The Company expects that its directors and executive officers will vote their shares in favor of each of the proposals to be presented at the Annual Meeting.

Regulatory Approvals Required for the Asset Purchase

Under Nasdaq Listing Rule 5635(a), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock, among other things, in connection with the acquisition of another company’s assets, if the number of shares of common stock to be issued is in excess of 20% of the number of shares of common stock then outstanding. Issuance of the Closing Stock Consideration will result in the issuance of more than 20% of our issued and outstanding shares of Common Stock immediately prior to closing in connection with the Asset Purchase.

Under Nasdaq Listing Rule 5635(b), a listed company is required to obtain stockholder approval prior to the issuance of common stock that will result in a “change of control” of the company (which may be deemed to occur if, as a result of the issuance, an investor or affiliated investor group acquires, or has the right to acquire, at least 20% of the outstanding shares of common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer and such ownership or voting power would be the largest ownership position of the issuer). You should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule.

Accordingly, in order to ensure compliance with Nasdaq Listing Rule 5635(a) and Rule 5635(b), we must obtain the approval of our stockholders for the issuance of the Closing Stock Consideration in connection with the Asset Purchase.

Except as set forth above, the Asset Purchase and the transactions contemplated by the Asset Purchase Agreement are not subject to any additional federal or state regulatory requirement or approval, except for the Nasdaq’s approval of listing of the Closing Stock Consideration.

Asset Purchase Agreement

General

On September 4, 2024, we entered into the Original Asset Purchase Agreement, amended by the APA Amendment, with Data Vault, pursuant to which, among other things and subject to the terms and conditions contained therein, we will acquire the Transferred Assets in exchange for the Purchase Price, including the issuance to the Closing Stock Consideration.

Representations and Warranties

The Asset Purchase contains customary representations and warranties made by the Company. Specifically, the representations and warranties of the Company in the Asset Purchase Agreement (many of which are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by confidential disclosure schedules delivered by the Company, as may or may not be specifically indicated in the text of the Asset Purchase Agreement) relate to the following subject matters, among other things:

•	our valid existence;
•	our corporate power and authority to enter into the Asset Purchase Agreement, and to consummate the transactions under the Asset Purchase Agreement, which are duly authorized and binding obligations of the Company;
•	our capitalization, including the number of shares of our Common Stock and other securities outstanding;
•	required government approvals and consents;
•	disclosure of on-going or pending litigations and disputes; and
•	disclosure of all brokers or finder fees or commissions.

The Asset Purchase Agreement also contains customary representations and warranties made by Data Vault. Specifically, the representations and warranties of Data Vault in the Asset Purchase Agreement (many of which are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by confidential disclosure schedules delivered by Data Vault, as may or may not be specifically indicated in the text of the Asset Purchase Agreement) relate to the following subject matters, among other things:

•	our valid existence;

•	our corporate power and authority to enter into the Asset Purchase Agreement, and to consummate the transactions under the Asset Purchase Agreement, which are duly authorized and binding obligations of the Company;
•	our capitalization, including the number of shares of our Common Stock and other securities outstanding;
•	compliance of Data Vault’s business and operations with applicable laws and orders;
•	required government approvals and consents;
•	disclosure of on-going or pending litigations and disputes;
•	intellectual property;
•	liabilities;
•	employment matters and benefit plans;
•	tax matter; and
•	disclosure of all brokers or finder fees or commissions.

The representations and warranties contained in the Asset Purchase Agreement (as well as the covenants described herein and set forth in the Asset Purchase Agreement) were made solely for purposes of the Asset Purchase Agreement and solely for the benefit of the parties to the Asset Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by references to the Company’s filings with the SEC and confidential disclosures, made for the purposes of allocating contractual risk among the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws that might otherwise contradict the terms and information contained in the Asset Purchase Agreement and will update such disclosures as required by federal securities laws.

Covenants and Agreements

Data Vault has agreed to carry on its business in the ordinary course and in substantially in the manner as currently conducted, and has further agreed to, among other things, use commercially reasonable efforts to:

•	operate and conduct the business in the ordinary course of business and in the same manner as such operations have been conducted prior to the date of the Asset Purchase Agreement;
•	(A) preserve intact its current business organization, (B) keep available the services of the business employees, (C) maintain its relations and good will with all suppliers, customers, landlords, creditors, licensors, licensees, employees, independent contractors and other persons having business relationships with Data Vault, and (D) promptly repair, restore or replace any Transferred Assets that are destroyed or damaged; and
•	comply with all material legal requirements and contractual liabilities applicable to the operation of the business and pay all applicable taxes with respect thereto when due and payable.

Data Vault has further agreed to, among other things, without the prior written approval of the Company, not take any of the following actions with respect to the Transferred Assets:

•	except for sales or transfers of Data Vault’s products in the ordinary course of business, sell or otherwise transfer, or agree, commit or offer (in writing or otherwise) to sell or otherwise transfer any interest in the Transferred Assets or any interest in or right relating to any such interest;
•	permit, or agree, commit or offer (in writing or otherwise) to permit, any interest in the Transferred Assets to become subject, directly or indirectly, to any lien (other than permitted liens);
•	except for sales or transfers of Data Vault’s products in the ordinary course of business, transfer, sell, lease, license or otherwise convey or dispose of any of the Transferred Assets;
•	effect or become a party to any transaction in respect of an Acquisition Proposal (as defined below);
•	incur, assume or otherwise become subject to any liability with respect to the Transferred Assets, except for liabilities (of the type required to be reflected in the “liabilities” column of a balance sheet prepared in accordance with GAAP) incurred in the ordinary course of business;
•	directly or indirectly, solicit for employment, hire, employ, engage or offer employment to, or seek to induce or influence to leave employment with the Company or any of its affiliates, any key employees; or
•	engage or be involved, directly or indirectly, in any business that competes with, the business related to the Acquired Assets.

The Company has agreed to, among other things, establish a record date for a meeting of the its stockholders for the purpose of seeking a stockholder approval for the Asset Purchase, duly convene and give notice of the stockholders regarding the meeting as promptly as practicable and mail a proxy statement to the stockholders of the Company, and hold the stockholders meeting, and use commercially reasonable efforts to solicit the stockholders approval.

The parties to the Asset Purchase Agreement have also, among other things, agreed on the following covenants:

•	unless otherwise required by law, not to issue any press release or other public announcement or comment pertaining to the transactions contemplated by Asset Purchase Agreement without the prior written approval of the other party (which approval shall not be unreasonably withheld); and
•	not, and cause their respective affiliates and their respective representatives not to, directly or indirectly, initiate, solicit or knowingly encourage or facilitate the making or submission of any other acquisition proposal (the “Acquisition Proposal”) than as set forth in the Asset Purchase Agreement.

Post-Closing Covenants

The parties each agree that they will take any further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request in the event necessary to carry out the purposes of the Asset Purchase Agreement, including (i) change the name of the Company to Data Vault Holdings Inc., (ii) change the principal trading market to New York Stock Exchange, and (iii) change the Company’s ticker symbol to “DATA.”

Closing

The Asset Purchase Agreement requires the closing of the Asset Purchase to take place on the second business day following the satisfaction or waiver by the party entitled to the benefit thereof of the conditions set forth in Article VII of the Asset Purchase Agreement (other than conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions).

Conditions to Closing of the Asset Purchase

The obligations of the parties to complete the Asset Purchase are subject to the fulfillment or written waiver of certain closing conditions, including without limitation:

•	no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law that is in effect on the closing date that has or would have the effect of prohibiting or enjoining the Asset Purchase or making the transactions contemplated by the Asset Purchase Agreement illegal;
•	the Company and Data Vault shall have timely obtained from each governmental authority all approvals, waivers and consents, if any, necessary for consummation of, or in connection with the transactions contemplated thereby;
•	certain holders of the Company’s outstanding warrants shall have executed a letter agreement in respect of their outstanding warrants, in a form and in substance reasonably satisfactory to both parties (which condition has been satisfied as of the date of this Proxy Statement);
•	the Company and AQ Technology Partners, LLC (“AQT”) shall have executed an amendment to that certain letter agreement between the Company and AQT, dated as of July 26, 2022 (the “AQT Letter Agreement”), which amendment shall be in a form and in substance reasonably satisfactory to both parties ;
•	the Company and Maxim Group LLC (“Maxim”) shall have executed an amendment to that certain letter agreement between the Company and Maxim, dated as of July 22, 2024, which amendment shall be in a form and in substance satisfactory to both parties ; and
•	the Company shall have issued a promissory note to Data Vault, pursuant to the Asset Purchase Agreement.

On July 26, 2022, Wisa and AQT entered into the AQT Letter Agreement, pursuant to which, upon consummation of the Asset Purchase, AQT shall be entitled to a success fee equal to the greater of (i) U.S.$1,500,000 and (ii) (a) three percent (3.0%) of the aggregate value of the Asset Purchase in the event such amount is less than U.S.$100,000,000, or (b) four percent (4.0%) of the aggregate value of the Asset Purchase in the event such amount is greater than or equal to U.S.$100,000,000.

Further, the obligations of Data Vault to close are subject to the satisfaction on or before the closing date of the following conditions:

•	the representations and warranties of the Company (disregarding any exception or qualification of such representations and warranties that that are qualified by the terms “material”, “in all material respects”, or similar words or phrases) shall be true and correct as of the date of the closing date as if made as of the closing date, in all material respects;
•	the Company shall have performed and complied in all material respects with all covenants contained in the Asset Purchase Agreement to be performed by it prior to the closing;
•	Data Vault has received all the certificate pursuant to the Asset Purchase Agreement;
•	The board of directors of Data Vault shall have unanimously determined (i) the Asset Purchase, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of, Data Vault and its shareholders, and (ii) approved and declared advisable the Asset Purchase Agreement; and
•	The Company shall have caused the nomination and election to its board of directors of two (2) individuals designated by Data Vault and reasonably acceptable to the Company, one of whom shall be Nathaniel Bradley.

Further, the obligations of the Company to close are subject to the satisfaction on or before the closing date of the following conditions:

•	the representations and warranties of Data Vault (disregarding any exception or qualification of such representations and warranties that that are qualified by the terms “material”, “in all material respects”, or similar words or phrases) shall be true and correct as of the date of the closing date as if made as of the closing date, in all material respects;
•	Data Vault shall have performed and complied in all material respects with all covenants contained in the Asset Purchase Agreement to be performed by it prior to the closing;
•	the Company has received all the certificate pursuant to the Asset Purchase Agreement;
•	The board of directors of the Company shall have unanimously determined (i) the Asset Purchase, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of, the Company and its shareholders, and (ii) approved and declared advisable the Asset Purchase Agreement;
•	the employment agreement, entered into between the Company and Nathaniel Bradley will be in full force and effect and Nathaniel Bradley will have not terminated, rescinded or repudiated his employment agreement;
•	the Company shall have obtained the stockholder approval to approve the Asset Purchase and issuance of the Closing Stock Consideration;
•	the Company shall have received the fairness opinion in a form reasonable satisfactory to the Company;
•	the Company shall have completed all its business and legal due diligence with respect to the Transferred Assets and shall, in its sole judgment, be satisfied with the results thereof; and
•	the Company shall have received in accordance with Regulation S-X promulgated under the Securities Act: (i) audited financial statements of the acquired business for the fiscal years ended December 31, 2022 and December 31, 2023, and (ii) unaudited, reviewed financial statements of the acquired business as at and for the three and six month periods ended June 30, 2024; provided, however, that if the Closing occurs after October 31, 2024, then Seller shall provide unaudited, reviewed financial statements of the acquired business as at and for the nine month period ended September 30, 2024.

Termination

The Asset Purchase Agreement may be terminated prior to the closing by:

•	by mutual written consent of the parties;
•	after the Outside Date, by any party by delivery of a written notice to the other party pursuant to the Asset Purchase Agreement if the closing shall not have been consummated on or prior to 5:00 pm Eastern Time on the Outside Date; provided, however, that the right to terminate the Asset Purchase Agreement shall not be available to any party whose failure to perform any of its representations, warranties, covenants or other obligations under the Asset Purchase Agreement has been the primary cause of, or otherwise primarily resulted in, the failure of the closing to occur on or prior to such date;
•	by any party, if a final, non-appealable order, decree or ruling enjoining or otherwise prohibiting consummation of the Asset Purchase has been issued by any governmental authority (unless such order, decree or ruling has been withdrawn, reversed or otherwise made inapplicable) or any law has been enacted that would make the Asset Purchase illegal;
•	by Data Vault if (i) Data Vault is not in breach of any of its representations, warranties, covenants or other obligations under the Asset Purchase Agreement that renders or would render the conditions set forth in the Asset Purchase Agreement incapable of being satisfied on the Outside Date and (ii) the Company is in breach of any of its representations, warranties, covenants or other obligations hereunder that renders or would render the conditions set forth in the Asset Purchase Agreement incapable of being satisfied on the Outside Date, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) twenty (20) business days after the giving of written notice by Data Vault to the Company and (y) three (3) business days prior to the Outside Date; and
•	by the Company if (i) the Company is not in breach of any of its representations, warranties, covenants or other obligations under the Asset Purchase Agreement that renders or would render the conditions set forth in the Asset Purchase Agreement incapable of being satisfied on the Outside Date and (ii) Data Vault is in breach of any of its representations, warranties, covenants or other obligations hereunder that renders or would render the conditions set forth in the Asset Purchase Agreement incapable of being satisfied on the Outside Date, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) twenty (20) business days after the giving of written notice by the Company to Data Vault and (y) three (3) business days prior to the Outside Date.

Expenses

Except as otherwise expressly provided herein, whether or not the closing occurs, Data Vault and the Company shall each pay their respective expenses incurred in connection with the negotiation and execution of the Asset Purchase Agreement and the other transaction documents and the consummation of the transactions contemplated hereby and thereby.

Governing Law

All matters arising out of or relating to the Asset Purchase Agreement (including its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the law of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Transaction summary

The Company is party to the Asset Purchase Agreement by and between the Company and Data Vault, dated as of September 4, 2024, as amended on November 14, 2024. Pursuant to the Asset Purchase Agreement, the Company has agreed to purchase, assume and accept from Data Vault all of the rights, title and interests in, to and under the Transferred Assets, including Data Vault’s information technology assets, certain patents, and software source code.

The Company has agreed to acquire the Transferred Assets for an aggregate purchase price of $210,000,000, which shall consist of (i) $10,000,000 payable in the form of a promissory note issued by the Company to Data Vault, (ii) $200,000,000 in validly issued, fully paid and nonassessable shares of restricted Common Stock, which number of shares shall be 40,000,000, and is calculated based on a per share price of $5.00, and (iii) the assumption of the transferred liabilities, which clauses (i) through (iii) above, collectively, shall comprise the total consideration to be paid for the Transferred Assets. The Company will only assume the transferred liabilities, if any.

The Asset Purchase Agreement includes customary representations and warranties and various customary covenants and closing conditions that are subject to certain limitations, including, without limitation, certain third-party consents and agreements. Furthermore, pursuant to the terms of the Asset Purchase Agreement, effective at the closing, the Company has also agreed to appoint two new members to its board of directors, nominated by Data Vault, and reasonably acceptable to the Company.

Pursuant to the Asset Purchase Agreement, the Company and Data Vault shall enter into the Royalty Agreement, in a form to be mutually agreed between the parties, providing for the Company’s obligations to make royalty payments to Data Vault in an amount equal to 3% of the Company’s revenue generated from or otherwise attributable to any patent rights included in the Transferred Assets, commencing as of the closing and ending upon the expiration (on a patent-by-patent basis) of such patent rights, as further set forth in the Royalty Agreement. Additionally, the Company shall enter into an employment agreement, including a non-competition and non-solicitation agreement, mutually agreed to and signed by the Company and key employees as of or prior to the closing.

The securities to be issued in the asset purchase will be issued in reliance upon exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated under Regulation D of the Securities Act.

The foregoing summary of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is included in this proxy statement as Appendix C.

Pro forma information

The following Unaudited Pro Forma Condensed Consolidated Financial Statements are based on the Company’s audited and unaudited interim historical consolidated financial statements. The Unaudited Pro Forma Condensed Consolidated balance sheet as of September 30, 2024 gives effect to this transaction as if it occurred on September 30, 2024. The Unaudited Pro Forma Condensed Consolidated statements of operations for the twelve months ended December 31, 2023 and the nine months ended September 30, 2024 give effect to this transaction as if it occurred on January 1, 2023.

The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read together with the Company’s audited historical financial statements, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 1, 2024, and the Company’s Quarterly Report on Form 10-Q for quarter ended September 30, 2024, which was filed with the SEC on November 14, 2024.

The Unaudited Pro Forma Condensed Consolidated financial information is provided for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial position that the Company would have reported had the transaction closed on the dates indicated and should not be taken as representative of our future consolidated results of operations or financial position.

The pro forma adjustments related to the Asset Purchase Agreement are described in the notes to the Unaudited Pro Forma Condensed Consolidated financial information and principally include the following:

-	Pro forma adjustment to record the acquisition of the Transferred Assets; and

-	Pro forma adjustment to record the effect of amortization and interest associated with the recognition of the Transferred Assets and related promissory note payable.

The adjustments to fair value and the other estimates reflected in the accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements may be materially different from those reflected in the consolidated Company’s consolidated financial statements subsequent to the closing of the transaction. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to project the future financial position or results of operations.

These Unaudited Pro Forma Condensed Consolidated Financial Statements also do not include any integration costs the Company may incur related to the acquisition of the Transferred Assets.

WISA TECHNOLOGIES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2024
(in thousands)
(unaudited)

		Transaction		Pro-forma
	Consolidated	Adjustments	Notes	Consolidated
Assets
Current Assets:
Cash and cash equivalents	$3,921	$-		$3,921
Accounts receivable	177	-		177
Inventories	1,860	-		1,860
Prepaid expenses and other current assets	1,099	-		1,099
Total current assets	7,057	-		7,057
Property and equipment, net	62	-		62
Notes receivable	323	-		323
Intangible assets, net	-	80,800	4(a)	80,800
Other assets	575	-		575
Total assets	$8,017	$80,800		$88,817

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$1,689	$-		$1,689
Accrued liabilities	1,434	-		1,434
Total current liabilities	3,123	-		3,123
Warrant liabilities	19	-		19
Promissory note payable	-	10,000	4(a)	10,000
Other liabilities	580	-		580
Total liabilities	3,722	10,000		13,722

Stockholders’ Equity:
Common stock	1	4	4(a)	5
Additional paid-in capital	296,386	70,796	4(a)	367,182
Accumulated deficit	(292,092)	-		(292,092)
Total stockholders’ equity / (deficit)	4,295	70,800		75,095
Total liabilities and stockholders’ equity	$8,017	$80,800		$88,817

WISA TECHNOLOGIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024
(in thousands, except share and per share data)
(unaudited)

		Transaction		Pro-forma
	Consolidated	Adjustments	Notes	Consolidated
Revenue, net	$1,772	$-		$1,772
Cost of revenue	1,618	-		1,618
Gross profit (excluding amortization of intangibles)	154	-		154

Operating Expenses:
Research and development	5,729	-		5,729
Sales and marketing	2,777	-		2,777
Amortization	-	4,095	4(b)	4,095
General and administrative	6,454	-		6,454
Total operating expenses	14,960	4,095		19,055
Loss from operations	(14,806)	(4,095)		(18,901)

Interest expense, net	(1,260)	(450)	4(a)	(1,710)
Change in fair value of warrant liability	(29,120)	-		(29,120)
Other income (expense), net	136			136
Loss before provision for income taxes	(45,050)	(4,545)		(49,595)
Provision for income taxes	-	-		-
Net loss	(45,050)	(4,545)		(49,595)
Deemed dividend on conversion of convertible preferred for common stock	(5,842)	-		(5,842)
Deemed dividend on issuance of common stock and warrants in connection with amendment to warrants to purchase common stock	(2,253)	-		(2,253)
Net loss attributable to common stockholders	$(53,145)	$(4,545)		$(57,690)
Net loss per common share - basic and diluted	$(16.81)			$(1.34)
Weighted average number of common shares used in computing net loss per common share	3,162,227	40,000,000	4(a)	43,162,227

WISA TECHNOLOGIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2023
(in thousands, except share and per share data)
(unaudited)

		Transaction		Pro-forma
	Consolidated	Adjustments	Notes	Consolidated
Revenue, net	$2,083	$-		$2,083
Cost of revenue	5,540	-		5,540
Gross profit (deficit)	(3,457)	-		(3,457)

Operating Expenses:
Research and development	7,456	-		7,456
Sales and marketing	5,177	-		5,177
Amortization	-	5,459	4(b)	5,459
General and administrative	5,367	-		5,367
Total operating expenses	18,000	5,459		23,459
Loss from operations	(21,457)	(5,459)		(26,916)

Interest expense, net	(932)	(600)	4(a)	(1,532)
Change in fair value of warrant liability	4,510	-		4,510
Change in fair value of derivative liability	-	-		-
Loss on debt extinguishment	(837)	-		(837)
Other expense, net	(1)	-		(1)
Loss before provision for income taxes	(18,717)	(6,059)		(24,776)
Provision for income taxes	4	-		4
Net loss	(18,721)	(6,059)		(24,780)
Deemed dividend on conversion of convertible preferred for common stock	(6,360)	-		(6,360)
Net loss attributable to common stockholders	$(25,081)	$(6,059)		$(31,140)
Net loss per common share - basic and diluted	$(3.18)			$(0.65)
Weighted average number of common shares used in computing net loss per common share	7,898,469	40,000,000	4(a)	47,898,469

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL INFORMATION

Note 1 — Basis of Presentation

The audited annual and unaudited interim historical consolidated financial statements have been adjusted in the pro forma consolidated financial statements in accordance with Article 11 of the SEC’s Regulation S-X to give effect to pro forma events that are (1) directly attributable to the Asset Purchase Transaction, (2) factually supportable and (3) with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on the consolidated results following the closing of the transactions contemplated by the Asset Purchase Agreement.

The Asset Purchase Transaction was accounted for as an asset acquisition as a result of the application of the “Screen Test” in ASC 805, Business Combinations. Under the Screen Test, if substantially all of the fair value of the consideration transferred would be allocated to a single asset or group of similar assets, the transaction is accounted for as an asset acquisition. Management, having considered the assets acquired, determined that substantially all of the fair value of the assets acquired would be allocated to a group of similar assets and has therefore accounted for the transaction as an asset acquisition.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are based on the Company’s audited and unaudited interim historical consolidated financial statements as adjusted to give effect to the Company’s acquisition of the Transferred Assets. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024, gives effect to the Asset Purchase Transaction as if it occurred on September 30, 2024. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2024, and the twelve months ended December 31, 2023, give effect to the Asset Purchase Transaction as if it occurred on January 1, 2023.

The allocation of the consideration transferred used in the Unaudited Pro Forma Condensed Consolidated Financial Statements is based upon a preliminary valuation by management. The final estimate of the fair value of the assets may be determined with the assistance of a third-party valuation firm. The Company’s preliminary estimates and assumptions are subject to material change upon the finalization of internal studies and third-party valuations of assets, which may include intangible assets, and certain liabilities.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are provided for informational purposes only and is not necessarily indicative of what the consolidated company’s financial position and results of operations would have actually been had the transaction been completed on the dates used to prepare these pro forma financial statements. The adjustments to fair value and the other estimates reflected in the accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements may be materially different from those reflected in the consolidated company’s consolidated financial statements subsequent to the transaction. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to project the future financial position or results of operations of the Company.

These financial statements also do not include any integration costs the Company may incur related to the transaction.

Note 2 — Summary of Significant Accounting Policies

The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared in a manner consistent with the accounting policies adopted by the Company. The accounting policies followed for financial reporting on a pro forma basis are the same as those disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Note 3 — Asset Acquisition

On September 4, 2024, the Company entered into the Original Asset Purchase Agreement, as amended by the APA Amendment, with Data Vault, pursuant to which the Company has agreed to purchase, assume and accept from Data Vault all of the rights, title and interests in, to and under the Transferred Assets, including Data Vault’s information technology assets, certain patents and software source code.

Pursuant to the Asset Purchase Agreement, the Company has agreed to acquire the Transferred Assets for an aggregate purchase price which shall consist of (i) $10,000,000 payable in the form of a promissory note issued by the Company to Data Vault, (ii) the issuance of 40,000,000 of common stock, and (iii) the assumption of the transferred liabilities, if any.

The following table summarizes the preliminary allocation of the purchase price based on the estimated fair value of the acquired assets as of September 30, 2024:

Description	Useful life	Amortization method	Fair value
Patents	14.3 years	Straight-line	$80,800,000

This preliminary fair value allocation has been used to prepare pro forma adjustments in the pro forma consolidated Balance Sheet and Statements of Operations. The final allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in allocations to intangible assets such as trade names and technology and (2) other changes to the estimated lives of the assets and (3) the assumption of any liabilities.

In accordance with the Asset Purchase Agreement, as discussed above, the purchase price includes: (a) a promissory note with a face value $10,000,000 and (b) $70,800,000 in common stock based on the closing price of the Company’s common stock as of September 30, 2024, which was $1.77. For purposes of these Unaudited Pro Forma Condensed Consolidated Financial Statements, the Company is assumed to have issued 40,000,000 shares of the Company’s common stock.

Note 4 — Pro Forma Transaction Accounting Adjustments

The pro forma transaction accounting adjustments are based on our preliminary estimates and assumptions that are subject to change. The following transaction accounting adjustments have been reflected in the Unaudited Pro Forma Condensed Consolidated Financial Statements:

a.	This adjustment records (1) the issuance of a promissory note for $10,000,000 with an annual interest rate of 6% and (2) the issuance of 40,000,000 shares of common stock valued at $70,800,000 based on a per share price of $1.77 as of September 30, 2024, to Data Vault.

b.	The Company has estimated useful lives of 14.3 years for the acquired patent portfolio, resulting in an adjustment of $4.1 million and $5.5 million of amortization expense to the Condensed Consolidated Statements of Operations for the nine months ended September 30, 2024 and the twelve months ended December 31, 2023, respectively. These amounts may change significantly when the final estimated useful life of the acquired patents is finalized.

DESCRIPTION OF DATA VAULT BUSINESS

Executive Summary

Data Vault is a data sciences technology company that owns and operates globally patented and secure Web 3.0 data management and supercomputer platforms. Through its technology platform Data Vault delivers next generation data technology and software solutions to our customers worldwide through High Performance Computing (HPC) capabilities and proprietary data software. Data Vault's data solutions are built for the HPC world and Web 3.0 era where data ownership immutability, experiential data observability, data and asset valuation and secure data and asset monetization are now achieved.  Through Data Vault innovations its executive, engineering and software development teams enable operations within two collaborative divisions.

Data Vault’s Data Sciences Division

A revolutionary cyber secure Data Vault asset tokenization platform using Sumerian tones as crypto-anchors that increase Data Vault’s customers’ ability to trust, verify, validate and monetize physical and digital assets. This innovation allows historical, current and future information related to an asset to be tracked and monetized within existing data systems, providing a blockchain-tracked system for lifecycle tracking of any tokenized asset. Data and assets of all types are indexed, valued, scored, objectified, and monetized within 2D and 3D experiential environments.  Data Vault’s patented Information Data Exchange (IDE) is a secure platform that allows these tokenized data and assets to be marketed, bought and sold. It allows data owners to transact directly with buyers in a fully compliant and data privacy protected solution.

Data Vault’s Acoustic Sciences Division

The division features Adio patented and industry first mobile response and patented data over sound, sonic anchor and inaudible tone transmission and receiver technology platform. The commercialization of the technologies with Data Vault's Acoustic Sciences Division's growing customer base of leading corporations in a diverse field of retail, commercial, government and scientific interests.

Detailed Business Description

The Data Vault® platform is developed on the foundation of intellectual property that protects the company's technology holdings. Each component of Data Vault's platform was created by or acquired by Data Vault, with a constant focus on process and technology improvement at the pace and advancement of the markets Data Vault's platform serves. By maximizing our patented technology advantage, interoperability through systems integration, and with focus on the profitability of Data Vault's business operation. Data Vault delivers blockchain, machine learning and AI powered solutions within high performance computing environments. Data Vault technology solves for the creation of commercial digital twins, insilico computer simulation analysis, experiential data-perception, and data observability. Data Vault's platform leverages Artificial Intelligence systems to value, score and monetize data assets, virtual assets and real-world assets in real-time. Data Vault’s platform enables its customers to complete the conversion of data to objects and monetization of data and assets to cash for the financial sustainability of data driven projects and revenue streams through our Information Data Exchange®.

Data Vault's technology is designed to enhance mobile data management and brand marketing, gather tangible results, and quantify return on investment for sales and marketing efforts. The implementation of Data Vault's technology solutions within the arts and entertainment, colleges and universities and data monetization solutions for Data Vault customers within the enterprise markets are some of the areas where the Data Vault platform has focused its platform growth. The breadth of that market required hyper focus on scalable platform development and licensing strategies focused on facilitation and ease of customer capture and revenue replication. Having discipline to perfect systems and processes within each market and studying the legal, regulatory, and general business environments for each opportunity enables Data Vault to secure future markets.  Data Vault's patented solutions help introduce profitable solutions and advancement through Data Vault's innovations.

Data Vault has developed a portfolio of patents covering a high performance computing technology platform that solves for tokenomics based data valuation, visualization and monetization. The combination of the Adio and Data Vault portfolios offer patented crypto-anchoring technologies,  which further increase the trust in data and its sources. Used in conjunction with Fintech and Insurtech applications the platform facilitates the creation of trusted Digital Twins and highly scalable tokenomic solutions leveraging the best of Blockchain and AI technologies. The Data Vault platform creates a meta-data layer that connects to a company or to individual data assets being created by a company or single users across all platforms. We enable the scoring, valuing and visualizing of data assets and the ability to monetize these assets while still meeting or exceeding all the regulatory and legal data requirements. Data Vault’s exclusive Adio anchor technology expands data sets to the physical or virtual world of assets enabling these connections to data and blockchains that facilitates the creation of audit trails and immutable data assets within the block chain and WebWe create value by unlocking the value of data and making it known and measurable to its owners. Data Vault provides access to AI, ML and Blockchain tools within High Performance Computing environments to maximize intelligence, data yield and experiences.  The value Data Vault creates around data is its ability to become cash on the balance sheets of Data Vault's clients. Data Vault creates new revenue for customers through the monetization of their data assets.  Data Vault's value is increased through actionable intelligence that Data Vault systems create. Key principles of Data Vault value proposition are that data has a value that once understood can be leveraged towards institutional goals for Data Vault's customers.

Data Vault platform includes the Information Data Exchange. Tokenomic management for data objects, data valuation and data monetization are all enabled by this patented technology for our customers. The company has developed a number of data observation capabilities including a token key for each market vertical that allows our customers to begin with tailored data objects for their templated use.   Further our 3d display has a number of attributes that can be tailored to help our users perceive data in the proper context.  We also enable a past, present and future data relationship and analysis of data objects. 3rd party, public and proprietary data sets can be adjunct to data sets our customers control in the platform.

Patent Portfolio

Data Vault, through its subsidiary Datavault Inc., developed significant patent portfolios focused on blockchain, data visualization, valuation, and monetization technologies. Data Vault has secured patents related to blockchain-driven data scoring and visualization, allowing for the valuation and trading of data assets securely. Patents also cover innovative secure token systems which are crucial for the implementation of their Information Data Exchange™ (IDE). Data Vault also has patents related to brain-computer interfaces, indicating a venture into integrating AI with human interface technology. The portfolio includes foundational technologies for Web 3.0, enhancing data handling in decentralized ecosystems.

Data Vault is strategically positioning itself in the tech market by integrating blockchain, AI, and data management technologies, aiming to provide businesses with tools for secure valuation, visualization, and data monetization.

ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board, each to serve until the Company’s 2025 Annual Meeting of Stockholders, until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. Pursuant to our Bylaws, directors are to be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on such matter. This means that the eight (8) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality.

Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Brett Moyer	66	August 2010
Kimberly Briskey	37	June 2024
Dr. Jeffrey M. Gilbert	52	April 2015
David Howitt	55	December 2021
Helge Kristensen	63	August 2010
Sriram Peruvemba	58	June 2020
Robert Tobias	60	February 2020
Wendy Wilson	56	May 2021

Brett Moyer, Chief Executive Officer, President, and Director and Chairman

Brett Moyer is a founding member of the Company and has served as the President and Chief Executive Officer of the Company and as a member of its Board since August 2010. From August 2002 to July 2010, Mr. Moyer served as president and chief executive officer of Focus Enhancements, Inc., a developer and marketer of proprietary video technology and UWB wireless chips. From February 1986 to May 1997, Mr. Moyer worked at Zenith Electronics Inc. a consumer electronic company, where he had most recently been the vice president and general manager of its Commercial Products Division. Between August 2017 and October 2019, Mr. Moyer served as a member of the board of directors of DionyMed Brands Inc., a company which operated a multi-state, vertically integrated operating platform that designs, develops, markets and sold a portfolio of branded cannabis products. From June 2016 to November 2018, Mr. Moyer served as a member of the board of directors of Alliant International University, a private university offering graduate study in psychology, education, business management, law and forensic studies, and bachelor’s degree programs in several fields. From 2003 to December 2015, he served as a member of the board of directors of HotChalk, Inc., a developer of software for the educational market, and from March 2007 to September 2008, he was a member of the board of directors of NeoMagic Corporation, a developer of semiconductor chips and software that enable multimedia applications for handheld devices. Mr. Moyer received a Bachelor of Arts in Economics from Beloit College in Wisconsin and a Master’s of Business Administration with a concentration in finance and accounting from Thunderbird School of Global Management.

Kimberly Briskey, Director

Kimberly Briskey has been a member of the Board since June 2024. Ms. Briskey currently serves as Brand CFO of Eddie Bauer at SPARC Group LLC, where she leads a finance and accounting team managing an $800M multichannel business. She joined SPARC Group LLC in August 2020. Previously, she served as Sr. Director of DTC Finance and Company Planning at SPARC Group LLC. She has expertise in financial planning, long-range budgeting, and operational oversight. Her extensive experience includes senior roles at Lucky Brand, Beyond Yoga, J Brand, and GUESS? INC., driving financial efficiencies and profitability across various retail and e-commerce channels. Ms. Briskey holds a Bachelor of Science in Global Business and Marketing from Arizona State University and a Professional Designation in Product Development from the Fashion Institute of Design and Merchandising. The Company believes that Ms. Briskey is qualified to serve on the Board because of her years of experience as a growth-oriented financial executive in global organizations.

Dr. Jeffrey M. Gilbert, Director

Dr. Gilbert has been a member of the Board since April 2015. Dr. Gilbert has been working in the Research and Machine Intelligence and Project Loon teams at Google, Inc. since March 2014, and from January 2014 to March 2014, Dr. Gilbert worked for Transformational Technology Insights LLC, a consulting company, where he served as the sole principal. Previously, from May 2011 to December 2013, Dr. Gilbert was chief technology officer of Silicon Image, Inc., a leading provider of wired and wireless connectivity solutions. Dr. Gilbert was responsible for Silicon Image Inc.’s technology vision, advanced technology, and standards initiatives. Prior to joining Silicon Image Inc., Dr. Gilbert was chief technical officer of SiBEAM Inc., a fabless semiconductor company pioneering the development of intelligent millimeter wave silicon solutions for wireless communications, from May 2005 to May 2011. Before SiBEAM Inc., Dr. Gilbert served as director of algorithms and architecture and other engineering and management positions at Atheros Communications, a semiconductor developer, from May 2000 to May 2005, where he led the development of that company’s 802.11n, 802.11g, eXtended Range, and Smart Antenna technologies. Dr. Gilbert received a Ph.D. in Electrical Engineering from the University of California Berkeley, an M.Phil. in Computer Speech and Language Processing from Cambridge University, and a B.A. in Computer Science from Harvard College. The Company believes that Dr. Gilbert is qualified to serve on the Board to advise the Company on technology developments and management based on his long-standing experience in the wireless and technology industries.

David Howitt, Director

David Howitt has been a member of the Board since December 2021. Since March 2004, Mr. Howitt has served as the founder and CEO of Meriwether Group LLC, a strategic consulting firm that works with disruptive consumer brands by integrating their visions, developing growth strategies, scaling their brands, and increasing revenue in order to build enterprise value (“Meriwether”). Prior to founding Meriwether, between 1997 to 2008 Mr. Howitt worked in various positions at Adidas US, including managing Licensing and Business Development and as corporate counsel from 1997 to 2001. Mr. Howitt serves as Member Of The Board Of Advisors, Bloch International. Mr. Howitt earned his bachelor’s degree, political science/ philosophy at Denison University and his JD, environmental and natural resources law at Lewis & Clark Law School. The Company believes that Mr. Howitt is qualified to serve on the Board because of his experience as a growth-oriented leader in a multitude of organizations.

Helge Kristensen, Director

Helge Kristensen has been a member of the Board since August 2010. Mr. Kristensen has held high level management positions in technology companies for the last 25 years and for the last 18 years, he has served as vice president of Hansong Technology, an original device manufacturer of audio products based in China, and as president of Platin Gate Technology (Nanjing) Co. Ltd, a company with focus on service- branding in lifestyle products as well as pro line products based in China. Since August 2015, Mr. Kristensen has served as co-founder and director of Inizio Capital, an investment company based in the Cayman Islands. Mr. Kristensen has been involved in the audio and technology industries for more than 25 years. His expertise is centered on understanding and applying new and innovative technologies. He holds a master’s degree in Engineering and an HD-R, a graduate diploma, in Business Administration (Financial and Management Accounting) from Alborg University in Denmark. The Company believes that Mr. Kristensen is qualified to serve on the Board because of his technology and managerial experience as well has his knowledge of the audio industry.

Sriram Peruvemba, Director

Sriram Peruvemba has been a member of the Board since June 2020. He is the CEO of Marketer International Inc., a marketing services firm, a position he has held since July 2014. Mr. Peruvemba currently serves on a number of additional boards, including as a member of Visionect d.o.o since September 2017, as a member of Omniply Technologies since May 2020, as a member of Edgehog Technologies since January 2023, as a member of SmartKem Inc. since July 2023, and as a member of Azumo since July 2023. He previously served as board member and chair of marketing for the Society for Information Display from August 2014 to July 2020. Mr. Peruvemba was previously the Chief Marketing Officer at E Ink Holdings, where he played a major role in transforming the startup to a global company with a valuation greater than $1 billion. With over 30 years of experience in the technology industry, Mr. Peruvemba has been an influential advocate in the advancement of electronic hardware technologies. Based in Silicon Valley, Mr. Peruvemba advises high tech firms in the US, Canada, and Europe. He received a bachelor’s degree in Engineering from Bangalore University, an MBA degree from Wichita State University and a post-graduate diploma in management from Indira Gandhi National Open University. The Company believes that Mr. Peruvemba is qualified to serve on the Board because of such experience and because he is an acknowledged expert on electronic displays, haptics, touch screens, electronic materials and related technologies. He also consults, writes and presents on those subjects globally.

Robert Tobias, Director

Robert Tobias has been a member of the Board since February 2020 and has served as CEO, Chairman and President of HDMI Licensing Administrator Inc. since January 2017, where he has been the strategic force behind the licensing, enforcement, compliance and growth of HDMI® technology around the world. Mr. Tobias leads efforts to promote the HDMI specification as the premier digital and audio interface to the consumer electronics, mobile, PC and entertainment industries. In addition, he oversees IP enforcement with 2000 HDMI licensees and partners responsible for the release of twelve billion HDMI products worldwide, and as such brings a recognized level of expertise working with foreign regulatory channels, customs authorities, standards development organizations, media companies, etc., to grow the business and protect the HDMI brand. Prior to joining HDMI Licensing Administrator Inc., Mr. Tobias served as President of HDMI Licensing LLC, a wholly owned subsidiary of Lattice Semiconductor, from September 2015 to December 2016, where he led the marketing, licensing and compliance teams promoting and licensing the HDMI intellectual property, and prior to that, he held the roles of President at MHL and Senior Director of Strategic Product Marketing and Business Development at Silicon Image. Mr. Tobias earned a Bachelor’s degree in Electrical Engineering from UC Davis, an MBA from Santa Clara University and chairs the UC Davis Engineering Faculty Dean’s Executive Committee and is a UC Davis Foundation Trustee. The Company believes that Mr. Tobias is qualified to serve on the Board based on his experience and leadership in the consumer electronics industry as well as his strong relationships with top consumer electronics brands in Asia.

Wendy Wilson, Director

Wendy Wilson has been a member of the Board since May 2021. Ms. Wilson previously served as Vice President of Marketing at ChargePoint, Inc. from August 2017 to November 2023, a leading electric vehicle charging network provider, where she had profit and loss responsibilities for the company’s home business unit, assisted with run go-to- market functions for such company’s SaaS businesses and helped to expand operations into European markets with scalable localization, web, and marketing processes. Previously, Ms. Wilson served as Vice President of Marketing at Jive Software, a communication software company, from August 2014 to July 2017, where she led demand generation, field and web teams, and has held leadership roles in small venture capital funded startups and publicly traded firms, including Yahoo! Inc. and The Walt Disney Company (“Disney”). In her leadership role at Infoseek, which was acquired by Disney in 1998, she was responsible for cross- disciplinary teams from ESPN, Go.com (ABC News), Mr. Showbiz and Infoseek brands. At Yahoo, she was responsible for both the monetization and editorial strategy for the Yahoo front page, known then as the world’s homepage. Ms. Wilson is a graduate of Northwestern University with a bachelor’s degree in English. The Company believes that Ms. Wilson is qualified to serve on the Board based on her expertise in digital marketing and go-to-market strategies for companies with “business to consumer” and “business to business to consumer” commerce models.

Required Vote

Our Certificate of Incorporation does not authorize cumulative voting. Our Bylaws provide that directors are to be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on the matter. This means that the eight (8) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the eight (8) director nominees.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF THE EIGHT (8) DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Our Board currently consists of eight (8) members: Brett Moyer; Kimberly Briskey; Dr. Jeffrey M. Gilbert; David Howitt; Helge Kristensen; Sriram Peruvemba; Robert Tobias and Wendy Wilson. All of our directors will serve until our next Annual Meeting of Stockholders and until each of their respective successors are duly elected and qualified or until each of their earlier resignation or removal.

Director Independence

As our Common Stock is listed on the Nasdaq Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market LLC (“Nasdaq”). Our Board affirmatively determined that Kimberly Briskey, Dr. Jeffrey M. Gilbert, Sriram Peruvemba, Robert Tobias and Wendy Wilson are “independent directors,” as that term is defined in the Marketplace Rules of Nasdaq (the “Nasdaq Rules”). Under the corporate governance rules of Nasdaq, our Board must be composed of a majority of “independent directors.” Additionally, subject to certain limited exceptions, our audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors.

The Nasdaq Rules require that each member of a listed company’s audit, compensation and nominations committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of such committee, such company’s board of directors, or any other committee of such board of directors: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning such director’s background, employment and affiliations, including family relationships, our Board has determined that (a) the following members of our Board have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director: Brett Moyer, Helge Kristensen and David Howitt, and (b) other than such directors, each of our directors is “independent” as that term is defined under the Nasdaq Rules. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our shares of Common Stock by each non-employee director. Our Board has determined that (i) Ms. Briskey, Mr. Peruvemba and Ms. Wilson satisfy the independence standards for the Board’s audit committee established by the Nasdaq Rules and Rule 10A-3 of the Exchange Act, (ii) Mr. Peruvemba, Dr. Gilbert and Mr. Tobias satisfy the independence standards for the Board’s compensation committee established by the Nasdaq Rules and are “independent directors” for such committee’s purposes and (iii) Mr. Tobias, and Dr. Gilbert satisfy the independence standards for the Board’s nominating and corporate governance committee established by the Nasdaq Rules and are “independent directors” for such committee’s purposes.

Board Composition and Diversity

The following table sets forth certain diversity statistics as self-reported by the current members of the Board. Each of the categories listed in the below table has the meaning as it is used in the Nasdaq Rules.

Board Diversity Matrix for WiSA Technologies, Inc. (As of November 1, 2024)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclosure Gender
Part I: Gender Identity
Directors	2	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Board Meetings and Attendance

During fiscal year 2023, the Board held four (4) physical/telephonic meetings. No incumbent director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board and the committees of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, the Board encourages all of its members to attend the annual meeting of stockholders. The Company held its 2023 Annual Meeting of Stockholders on January 30, 2024 (initially scheduled for December 15, 2023 and adjourned a number of times due to failure to reach a quorum each time), which was attended in person by Brett Moyer.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Brett Moyer, Chief Executive Officer, WiSA Technologies, Inc., 15268 NW Greenbrier Pkwy, Beaverton, OR 97006. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board has an audit committee, a compensation committee and a nominating and corporate governance committee. Each Board committee has a charter, which is available on our website at https://ir.wisatechnologies.com/corporate-governance/governance-documents. Information contained on our website is not incorporated herein by reference. Each of the Board’s committees has the composition and responsibilities described below. As of November 1, 2024, the members of such committees are:

Audit Committee — Kimberly Briskey* (1), Sriram Peruvemba and Wendy Wilson

Compensation Committee — Sriram Peruvemba*, Dr. Jeffrey M. Gilbert and Robert Tobias

Nominating and Corporate Governance Committee — Robert Tobias*, and Dr. Jeffrey M. Gilbert

*	Indicates Committee Chair

(1)	Indicates Audit Committee Financial Expert.

Audit Committee

Our Board’s audit committee (the “Audit Committee”) has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are Kimberly Briskey, Sriram Peruvemba and Wendy Wilson, each of whom are “independent” within the meaning of Rule 10A-3 under the Exchange Act and the Nasdaq Rules. Our Board has determined that Ms. Briskey shall serve as the “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. In addition, Ms. Briskey serves as Chairperson of our Audit Committee.

The Audit Committee oversees our corporate accounting and financial reporting process and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The responsibilities of the Audit Committee include, among other matters:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing our policies on risk assessment and risk management, including assessing, identifying and managing material risks related to cybersecurity threats;

•	reviewing related party transactions;

•	obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal control procedures, any material weaknesses with such procedures, and any steps taken to deal with such material weaknesses when required by applicable law; and

•	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

During 2023, the Audit Committee held four (4) virtual meetings to enable members of the then current Audit Committee to review and approve the filing of the Company’s annual and quarterly reports with the SEC.

The Audit Committee operates under a written charter adopted by the Board that satisfies the applicable standards of Nasdaq.

Compensation Committee

The members of our Board’s compensation committee (the “Compensation Committee”) are Sriram Peruvemba, Dr. Jeffrey M. Gilbert and Robert Tobias, each of whom are “independent” within the meaning of the Nasdaq Rules. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the members of the Board and our executive officers. Mr. Peruvemba serves as the Chairman of our Compensation Committee.

The Compensation Committee’s compensation-related responsibilities include, among other matters:

•	reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•	reviewing and recommending to our Board the compensation of our directors;

•	reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;

•	administering our stock and equity incentive plans;

•	reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans; and

•	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

In 2023, the Compensation Committee did not hold any meetings but approved various matters, where appropriate, by unanimous written consent. Mr. Moyer, our Principal Executive Officer, President and Chairman of the Board, does not participate in the determination of his own compensation or the compensation of directors. However, he makes recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about such persons’ compensation. Mr. Oliva, formerly our Principal Financial Officer, assisted the Compensation Committee in its deliberations regarding executive officer, director and employee compensation, prior to his resignation as Principal Financial Officer on July 11, 2023. No other executive officers participate in the determination of the amount or the form of the compensation of executive officers or directors. The Compensation Committee does not utilize the services of an independent compensation consultant to assist in its oversight of executive and director compensation. On January 30, 2018, the Board adopted a written charter for the Compensation Committee.

Nominating and Corporate Governance Committee

The members of our Board’s nominating and corporate governance committee (“Nominating and Corporate Governance Committee”) are Robert Tobias, and Dr. Jeffrey M. Gilbert, each of whom are “independent” within the meaning of the Nasdaq Rules. In addition, each member of our Nominating and Corporate Governance Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Mr. Tobias serves as Chairman of our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include, among other things:

•	identifying, evaluating and selecting, or recommending that our Board approve, nominees for election to our Board and its committees;

•	evaluating the performance of our Board and of individual directors;

•	considering and making recommendations to our Board regarding the composition of our Board and its committees;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting;

•	developing and making recommendations to our Board regarding corporate governance guidelines and matters; and

•	overseeing an annual evaluation of the Board’s performance.

Our Nominating and Governance Committee strives for a Board composed of individuals who bring a variety of complementary skills, expertise or background and who, as a group, will possess the appropriate skills and experience to oversee our business. The diversity of the members of the Board relates to the selection of its nominees. While the Committee considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen or excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee for recommendation to our Board, our Nominating and Governance Committee focuses on skills, expertise or background that would complement the existing members on the Board. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board do not have a formal policy regarding the consideration of diversity in identifying director nominees.

When the Nominating and Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board or management. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee considers a number of factors, including: the current size and composition of the Board, the needs of the Board and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service and potential conflicts of interest.

The Nominating and Governance Committee of the Board selects director nominees and recommends them to the full Board. In relation to such nomination process, the Nominating and Governance Committee:

•	determines the criteria for the selection of prospective directors and committee members;

•	reviews the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

•	evaluates the performance and contributions of directors eligible for re-election;

•	determines the desired qualifications for individual directors and desired skills and characteristics for the Board;

•	identifies persons who can provide needed skills and characteristics;

•	screens possible candidates for Board membership;

•	reviews any potential conflicts of interests between such candidates and the Company’s interests; and

•	shares information concerning the candidates with the Board and solicits input from other directors.

The Nominating and Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success; the ability to work well with the other directors; the extent of the person’s familiarity with the issues affecting our business; an understanding of the fiduciary responsibilities that are required of a member of the Board; and the commitment of time and energy necessary to diligently carry out those responsibilities. A candidate for director must agree to abide by our Code of Ethics and Conduct.

After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board as to the persons who should be nominated to the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

Our Board does not have a policy with regard to the consideration of director candidates recommended by stockholders but would consider candidates recommended by stockholders. Our Board does not have such a policy because we do not reasonably expect to receive any director candidates recommended by stockholders based on past meetings. In the case of director candidates recommended by stockholders, our Board would evaluate such candidates using the factors described above.

In 2023, the Nominating and Corporate Governance Committee did not hold any meetings but approved various matters, where appropriate, by unanimous written consent.

Family Relationships

There are no family relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

In 2015, Quantum3D, Inc. (“Quantum3D”), a company of which Mr. Williams had been serving as chief financial officer, as a result of his prior experience in corporate restructuring, was placed into an assignment for the benefit of creditors. Mr. Williams continued to serve as chief financial officer during Quantum3D’s restructuring and negotiated sale in September 2016.

On October 29, 2019, DionyMed Brands Inc., a British Columbia company which Mr. Moyer had been serving as a director, was placed in receivership and Mr. Moyer resigned.

Other than the foregoing, to the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or his association with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Leadership Structure of the Board

The Board does not currently have a policy on whether the same person should serve as both the Principal Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Mr. Moyer is both the Principal Executive Officer and Chairman of the Board. The Company does not have a lead independent director.

Director Nomination Procedures

There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs, and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. As set forth in the Company’s insider trading policy, the Company prohibits insiders, including the Company’s employees, officers or directors, or any of their designees, from engaging in any hedging transactions.

DIRECTOR COMPENSATION

The table below sets forth the compensation paid to our directors during the fiscal year ended December 31, 2023.

Director	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation	Total
Lisa Cummins	$30,000	$13,200	$-	$43,200	(2)
Dr. Jeffrey M. Gilbert	$20,000	$13,200	$-	$33,200	(3)
David Howitt	$20,000	$13,200	$-	$33,200	(4)
Helge Kristensen	$20,000	$13,200	$-	$33,200	(5)
Sriram Peruvemba	$20,000	$13,200	$-	$33,200	(6)
Robert Tobias	$20,000	$13,200	$-	$33,200	(7)
Wendy Wilson	$20,000	$13,200	$-	$33,200	(8)

(1)	Amounts reported in this column do not reflect the amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each restricted stock award and RSU granted to the Company’s directors during the fiscal year ended December 31, 2023, as computed in accordance with FASB ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Ms. Cummins was granted 11,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026.

(3)	Dr. Gilbert was granted 11,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026.

(4)	Mr. Howitt was granted 11,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026.

(5)	Mr. Kristensen was granted 11,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026.

(6)	Mr. Peruvemba was granted 11,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026.

(7)	Mr. Tobias was granted 11,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026

(8)	Ms. Wilson was granted 11,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Position

Brett Moyer	66	President, Chief Executive Officer and Chairman of the Board

Gary Williams	57	Chief Accounting Officer and VP of Finance

Biographical information about Brett Moyer appears above on page 8.

Gary Williams, Chief Accounting Officer and Vice President of Finance

Gary Williams has served as Chief Accounting Officer since September 9, 2019 and as Vice President of Finance since the Company’s founding in August 2010. Mr. Williams previously served as Secretary and Chief Financial Officer since the Company’s founding in August 2010 until September 9, 2019. In addition, Mr. Williams served as the Chief Financial Officer of Quantum3D, Inc., a training and simulation technology company, from November 2012 to September 2016. Prior to joining the Company, Mr. Williams served as secretary, vice president of finance and chief financial officer of Focus Enhancements Inc., a developer and marketer of proprietary video technology, from January 2001 to July 2010, when the videography and semiconductor businesses of the company were purchased by VITEC Multimedia, Inc. and the Company, respectively. Mr. Williams served as controller, vice president of finance, chief financial officer and secretary of Videonics Inc., a publicly traded company in the consumer electronics business, from February 1995 to January 2001, when Videonics merged with Focus Enhancements, Inc. From July 1994 to January 1995, Mr. Williams served as controller for Western Micro Technology, a publicly traded company in the electronics distribution business. From January 1990 to June 1994, Mr. Williams worked in public accounting for Coopers & Lybrand LLP. Mr. Williams is a certified public accountant, inactive, and received a Bachelor’s Degree in Business Administration, with an emphasis in Accounting, from San Diego State University.

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal Years 2023 and 2022

The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer or acted in a similar capacity and the Company’s two other most highly compensated executive officers during the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act. We refer to all of these individuals collectively as our “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock awards ($)(1)	Non-equity inventive plan compensation ($)	All other compensation ($)	Total ($)
Brett Moyer	2023	$404,250	$777		$90,000	$—	$—	$495,027
President and Chief Executive Officer	2022	$404,250	$19,250	(2)	$353,500	$—	$—	$777,000

George Oliva(3)	2023	$255,939	$178		$36,000	$—	$—	$292,117
Former Chief Financial Officer and Secretary	2022	$288,750	$13,750	(4)	$209,500	$—	$—	$512,000

Gary Williams	2023	$267,496	$92		$62,400	$—	$—	$329,987
Chief Accounting Officer, VP of Finance	2022	$262,495	$37,500	(5)	$65,500	$—	$—	$365,495

(1) Amounts reported in this column do not reflect the amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each restricted stock award (“RSA”) and each RSU granted to the named executive officers during the fiscal years ended December 31, 2023 and 2022, as computed in accordance with Financial Accounting Standards Board (“FASB”) ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2) Cash bonus of $19,250 earned in 2021 and paid to Mr. Moyer in 2022.

(3) On July 11, 2023, George Oliva resigned as the Principal Financial Officer of the Company and assumed the role of the Senior Vice President of Finance and Strategic Operations of the Company.

(4) Cash bonus of $13,750 earned in 2021 and paid to Mr. Oliva in 2022.

(5) Includes cash bonus of $12,500 earned in 2021 that was paid to Mr. Williams in 2022.

Executive Employment Agreements and Arrangements

Brett Moyer

Effective August 24, 2022, the Company entered into an employment agreement with Brett Moyer (the “Moyer Agreement”). Pursuant to the Moyer Agreement, Mr. Moyer agreed to continue to serve as our Chief Executive Officer and President and Mr. Moyer’s initial annual base salary is $404,250, which is subject to adjustment approved by the Board. The Moyer Agreement has an unspecified term and Mr. Moyer will serve in his position on an at-will basis, subject to the payment of severance in certain circumstances as set forth in the Moyer Agreement. Pursuant to the Moyer Agreement, if Mr. Moyer is terminated without cause or resigns with good reason, he is entitled to receive twelve (12) months of salary. Mr. Moyer is also entitled to continue to receive the employer subsidy under group health, dental and vision coverage for the period of severance, which is twelve (12) months, a pro rata bonus for the year of termination and the acceleration of vesting with respect to all unvested equity awards. Additionally, in the event of a Change in Control (as defined in each of the Moyer Agreement), all unvested equity awards held by such executive officer shall immediately vest and become exercisable, provided that subject to any exceptions in any award agreement entered into with such executive officer, no exercise may occur more than six (6) months after such termination and in no event after the expiration of such award. Mr. Moyer is also entitled to be made whole for income, employment and excise taxes in the event that payments, benefits and distributions, including the effects of accelerated vesting of equity, would result in the application of the “golden parachute” excise tax under Internal Revenue Code Section 4999.

George Oliva

Effective August 24, 2022, the Company entered into an employment agreement with George Oliva (the “Oliva Agreement”). Pursuant to the Oliva Agreement, Mr. Oliva agreed to continue to serve as then Chief Financial Officer and Secretary of the Company, and Mr. Oliva’s initial annual base salary was $288,750, which was subject to adjustment approved by the Board. The Oliva Agreement had an unspecified term and Mr. Oliva served in his position on an at-will basis, subject to the payment of severance in certain circumstances as set forth in the Oliva Agreement. Pursuant to the Oliva Agreement, if Mr. Oliva was terminated without cause or resigned with good reason, he was entitled to receive twelve (12) months of salary. Mr. Oliva was also entitled to continue to receive the employer subsidy under group health, dental and vision coverage for the period of severance, which is twelve (12) months, a pro rata bonus for the year of termination and the acceleration of vesting with respect to all unvested equity awards. Additionally, in the event of a Change in Control (as defined in each of the Oliva Agreement), all unvested equity awards held by such executive officer were to immediately vest and become exercisable, provided that subject to any exceptions in any award agreement entered into with such executive officer, no exercise may occur more than six months after such termination and in no event after the expiration of such award. Mr. Oliva was also entitled to be made whole for income, employment and excise taxes in the event that payments, benefits and distributions, including the effects of accelerated vesting of equity, would result in the application of the “golden parachute” excise tax under Internal Revenue Code Section 4999.

Effective July 11, 2023, George Oliva resigned as Principal Financial Officer of the Company and entered into a separation agreement with the Company (the “Separation Agreement”), whereby amongst other things, his only title would be Senior Vice President of Finance and Strategic Operations of the Company. The Separation Agreement provided that Mr. Oliva’s employment would last until and through December 20, 2023 or such other date as mutually agreed between the Company and Mr. Oliva (the “Separation Date”). In connection with the Separation Agreement, Mr. Oliva was granted 30,000 RSAs on July 12, 2023 which fully vested on Mr. Oliva’s Separation Date. Additionally, as of the date of the Separation Agreement, Mr. Oliva had a total of 1,499 unvested RSAs and RSUs. The Company agreed to vest all of Mr. Oliva’s unvested RSAs and RSUs as of the Separation Date. The Separation Agreement also set forth various terms regarding the treatment of other employee benefits that Mr. Oliva was entitled to receive under the Company’s existing plans. During the term of the Separation Agreement, Mr. Oliva’s base annual salary remained unchanged. As a material condition to the Separation Agreement, Mr. Oliva executed a supplemental release, which included a customary release of claims by Mr. Oliva (on behalf of himself, his heirs, executors, administrators and assigns) in favor of the Company.

Gary Williams

Effective August 24, 2022, the Company entered into an employment agreement with Gary Williams (the “Williams Agreement”). Pursuant to the Williams Agreement, Mr. Williams agreed to continue to serve as Chief Accounting Officer and Vice President of Finance of the Company, and Mr. Williams’ initial annual base salary is $262,495, which is subject to adjustment approved by the Board. The Williams Agreement has an unspecified term and Mr. Williams will serve in his position on an at-will basis, subject to the payment of severance in certain circumstances as set forth in the Williams Agreement. Pursuant to the Williams Agreement, if Mr. Williams is terminated without cause or resigns with good reason, he is entitled to receive six (6) months of salary. Mr. Williams is also entitled to continue to receive the employer subsidy under group health, dental and vision coverage for the period of severance, which is six (6) months, a pro rata bonus for the year of termination and the acceleration of vesting with respect to all unvested equity awards.

Additionally, in the event of a Change in Control (as defined in each of the Williams Agreement), all unvested equity awards held by such executive officer shall immediately vest and become exercisable, provided that subject to any exceptions in any award agreement entered into with such executive officer, no exercise may occur more than six (6) months after such termination and in no event after the expiration of such award.

Pursuant to the Williams Transition Agreement, Mr. Williams resigned from the Company, effective November 30, 2024. Pursuant to the Williams Transition Agreement, if Mr. Williams remains employed by until and through such date and adequately fulfills his duties and responsibilities to the Company, including providing training, information transfer and/or any other assistance reasonably requested by or on behalf of any person(s) hired and/or designated by the Company to assume any or all of his duties and responsibilities, Mr. Williams is entitled to receive the following compensation and benefits: (a) a one-time bonus in the gross amount of $151,925, to be paid on such date, less applicable taxes and withholdings, and (b) the full, accelerated vesting of any and all restricted stock awards he has been issued and have not vested, effective as of such date.

Mr. Williams and the Company intend to execute a separation agreement (the “Williams Separation Agreement”) on November 30, 2024. The Williams Separation Agreement sets forth various terms regarding the treatment of other employee benefits that Mr. Williams is entitled to receive under the Company’s existing plans. As a material condition to the Williams Separation Agreement, Mr. Williams is required to timely execute the Supplemental Release attached as an exhibit to the Separation Agreement, which includes a customary release of claims by him (on behalf of himself, his heirs, executors, administrators and assigns) in favor of the Company.

Other Compensation

Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by our Named Executive Officers during the years ended December 31, 2023 and 2022. We do not have any retirement, pension or profit-sharing programs for the benefit of our directors, officers or other employees. The Board may recommend adoption of one or more such programs in the future.

Pay Versus Performance

The following table sets forth compensation information for our Chief Executive Officer, Brett Moyer, referred to in the tables below as the PEO, and our Chief Accounting Officer, Gary Williams, referred to in the tables below as the Non-PEO NEO, for purposes of comparing their respective compensation to our net loss, calculated in accordance with SEC regulations, for the fiscal years ended December 31, 2023 and 2022.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Summary Compensation Table Total for Non-PEO NEO	Compensation Actually Paid to Non-PEO NEO	Net Income (Loss)
	(1)	(2)	(3)	(4)
2023	$495,027	$365,884	$329,987	$267,567	$(18,721,000)
2022	$777,000	$114,703	$365,495	$228,677	$(16,515,000)

(1)	The dollar amounts reported are the amounts of total compensation reported for Mr. Moyer in the Summary Compensation Table for the fiscal years ended December 31, 2023 and 2022.

(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Moyer during the applicable year, but also include (i) the year-end fair value of equity awards granted during the reported year that are outstanding and unvested, (ii) the change in the fair value of equity awards that were outstanding and unvested at the end of the prior year, measured through the date on which the awards vested, or through the end of the reported fiscal year, and (iii) the fair value of equity awards that were issued and vested during the reported fiscal year. See the table under “PEO Equity Award Adjustment Breakout” below for further information.

(3)	The dollar amounts reported are the total compensation reported for our Non-PEO NEO in the Summary Compensation Table for the fiscal years ended December 31, 2023 and 2022.

(4)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules, for our Non-PEO NEO. The dollar amounts reported are the total compensation reported for our Non-PEO NEO in the Summary Compensation Table for the fiscal years ended December 31, 2023 and 2022, but also include (i) the year-end fair value of equity awards granted during the reported year that are outstanding and unvested, (ii) the change in the fair value of equity awards that were outstanding and unvested at the end of the prior year, measured through the date on which the awards vested, or through the end of the reported fiscal year, and (iii) the fair value of equity awards that were issued and vested during the reported fiscal year. See the table under “Non-PEO NEO Equity Award Adjustment Breakout” below for further information.

PEO Equity Award Adjustment Breakout

To calculate the amounts in the “Compensation Actually Paid to PEO” column in the table above, the following amounts were deducted from and added to (as applicable) our PEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for PEO	Reported Value of Equity Awards for PEO(1)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to PEO
2023	$495,027	$(90,000)	$7,308	$(28,776)	$1,638	$(19,314)	$365,884
2022	$777,000	$(353,500)	$27,475	$(269,127)	$10,602	$(77,747)	$114,703

(1)	Represents the grant date fair value of the equity awards to our PEO, as reported in the Summary Compensation Table.

Non-PEO NEO Equity Award Adjustment Breakout

To calculate the amounts in the “Compensation Actually Paid to Non-PEO NEO” column in the table above, the following amounts were deducted from and added to (as applicable) the “Total” compensation of our Non-PEO NEO as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Non-PEO NEO	Reported Value of Equity Awards for Non-PEO NEO(1)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-PEO NEO
2023	$329,987	$(62,400)	$5,065	$(3,197)	$1,131	$(3,019)	$267,567
2022	$365,495	$(65,500)	$3,232	$(38,447)	$5,409	$(41,513)	$228,677

(1)	Represents the grant date fair value of the equity awards to our Non-PEO NEO, as reported in the Summary Compensation Table.

Relationship between Pay and Performance

As shown in the disclosure above, compensation actually paid to each our PEO and our Non-PEO NEO was increased from the fiscal year ended December 31, 2022 to the fiscal year ended December 31, 2023, and during those periods, our net loss increased. This is due in large part to the significant emphasis we place on equity incentives, the value of which are closely tied to changes in stock price, in our executive compensation packages. We do not use net income (loss) to determine compensation levels or incentive plan payouts.

Outstanding Equity Awards as of December 31, 2023

The following table provides information regarding the unexercised options and warrants to purchase Common Stock and stock awards held by each of our named executive officers:

	Option/Warrant Awards				Stock Awards
Equity
incentive
									Equity	plan
									incentive	awards:
									plan	Market or
									awards:	payout
									Number of	value of
	Number of	Number of							unearned	unearned
	Securities	Securities					Market		shares,	shares,
	underlying	underlying			Number of		value of		units or	units or
	Unexercised	Unexercised	Option/		shares or		shares or		other	other
	Options and	Options	Warrant	Option/	units of		units of		rights that	rights that
	Warrants	and Warrants	Exercise	Warrant	stock that		stock that		have not	have not
	(#)	(#)	Price	Expiration	have not		have not		vested	vested
Name	Exercisable	Unexercisable	($/Sh)	Date	vested		vested (1)		(#)	($)
Brett Moyer	—	—	—	—	833	(2)	$97.46	(2)	—	—
					1,165	(3)	136.31	(3)
					333	(4)	38.96	(4)
					62,475	(5)	7,309.58	(5)

George Oliva(6)	—	—	—	—	—		$—		—	—

Gary Williams	—	—	—	—	66	(7)	$7.72	(7)	—	—
					231	(8)	27.03	(8)
					43,316	(9)	5.067.97	(9)

(1)	Market value based upon the closing market price of $0.117 on December 29, 2023.

(2)	Mr. Moyer was granted 2,500 shares of restricted Common Stock on February 24, 2021, which vest in equal installments on the first, second and third anniversaries of March 15, 2021.

(3)	Mr. Moyer was granted 2,500 shares of restricted Common Stock on January 13, 2022, which vest as follows: 1/5th of the grant to vest on September 15, 2022, and the remaining 4/5th of the grant to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025.

(4)	Mr. Moyer was granted 500 shares of restricted Common Stock on September 19, 2022, which vest in equal installments on the first, second and third anniversaries of September 19, 2022.

(5)	Mr. Moyer was granted 75,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026.

(6)	Effective July 11, 2023, George Oliva resigned as Principal Financial Officer of the Company and entered into the Separation Agreement with the Company, whereby amongst other things, his only title would be Senior Vice President of Finance and Strategic Operations of the Company. In connection with the Separation Agreement, Mr. Oliva was granted 30,000 RSAs on July 12, 2023 which were fully vested on December 1, 2023. Additionally, as of the date of the Separation Agreement, Mr. Oliva had a total of 1,499 unvested RSAs and RSUs, which were fully vested on December 1, 2023.

(7)	Mr. Williams was granted 200 shares of restricted Common Stock on February 24, 2021, which vest in equal installments on the first, second and third anniversaries of March 15, 2021.

(8)	Mr. Williams was granted 500 shares of restricted Common Stock on January 13, 2022, which vest as follows: 1/5th of the grant to vest on September 15, 2022, and the remaining 4/5th of the grant to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025.

(9)	Mr. Williams was granted 52,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026.

2022 Management Team Retention Bonus Plan

On September 1, 2022, the Company adopted its Management Team Retention Bonus Plan (the “Retention Plan”), to incentivize certain management level employees (the “Managers”) to remain intact through and shortly following a potential “Change of Control” (as defined in the Retention Plan). The aggregate Retention Plan bonus amounts for all Managers was $1,250,000.

The Retention Plan provided that each Manager is eligible to receive a lump sum cash amount under the Retention Plan, on the earlier of the six-month anniversary of the date of a Change of Control or at the time of such Manager’s involuntary termination other than for “Cause” (as defined in the Retention Plan) or termination for “Good Reason” (as defined in the Retention Plan). The Retention Plan expired on June 30, 2023, unused, and no accruals were made.

Equity Incentive Plans

2018 Long-Term Stock Incentive Plan of the Company

On January 30, 2018, the Board approved the establishment of the LTIP. The LTIP is intended to enable the Company to continue to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for successful administration and management of the Company, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for the Company’s welfare. The aggregate maximum number of shares of Common Stock (including shares underlying options) that may be issued under the LTIP pursuant to awards of Restricted Shares or Options will be limited to 15% of the outstanding shares of Common Stock, which calculation shall be made on the first trading day of each new fiscal year; provided that, in any year no more than 8% of the Common Stock or derivative securitization with Common Stock underlying 8% of the Common Stock may be issued in any fiscal year. Based on the total shares of Common Stock outstanding on January 1, 2024, up to 1,861,266 shares of Common Stock are available for participants under the LTIP. The number of shares of Common Stock that are the subject of awards under the LTIP which are forfeited or terminated, are settled in cash in lieu of shares of Common Stock or in a manner such that all or some of the shares covered by an award are not issued to a participant or are exchanged for awards that do not involve shares will again immediately become available to be issued pursuant to awards granted under the LTIP. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares of Common Stock will be treated as shares that have been issued under the LTIP and will not again be available for issuance under the LTIP.

The LTIP was approved by a majority of the Company’s stockholders on January 31, 2018.

At a special meeting of our stockholders held on January 24, 2023, our stockholders approved certain amendments to the LTIP to: (i) increase the annual share limit of Common Stock that may be issued in any single fiscal year only for the 2023 fiscal year under the LTIP from 8% of the shares of Common Stock outstanding to 15% of the shares of Common Stock outstanding (which amount equates to the maximum amount that may be issued in the aggregate under the LTIP); and (ii) permit immediately quarterly calculations based on the number of shares of Common Stock outstanding as of the first trading day of each fiscal quarter, rather than solely as of the first trading day of the fiscal year.

At a special meeting of our stockholders held on March 15, 2024, our stockholders approved certain amendments to the LTIP to increase the annual share limit of Common Stock that may be issued only for the 2024 fiscal year under the LTIP from 8% of the shares of Common Stock outstanding to 15% of the shares of Common Stock outstanding (which amount equates to the maximum amount that may be issued in the aggregate under the LTIP).

2020 Stock Incentive Plan

On July 27, 2020, the Board approved the establishment of the 2020 Plan and the reservation of an aggregate of 6,500 shares of Common Stock authorized for issuance under the 2020 Plan, subject to stockholder approval, which was obtained on October 20, 2020. The 2020 Plan authorizes the grant of equity-based compensation to the Company’s senior managers, employees, directors, consultants, professionals and service providers in the form of stock options, restricted stock and RSUs. All options granted under the 2020 Plan will be considered non-qualified stock options. The purpose of the 2020 Plan is to attract and retain senior managers, employees, directors, consultants, professionals and service providers who provide services to the Company, provided that such services are bona fide services that are not of a capital-raising nature during this period of unprecedented uncertainty and volatility in the COVID-19 environment and its impact on the value of the Company’s equity and grants. As of December 31, 2023, no options or RSAs have been granted under the 2020 Plan while an aggregate , net of cancellations, of 6,285 RSUs have been issued under the 2020 Plan of which 67 remained unvested at December 31, 2023.

Technical Team Retention Plan of 2022

On June 21, 2022, the Board adopted the Company’s Technical Team Retention Plan of 2022 (the “2022 Plan”) and the reservation of an aggregate of 5,000 shares of the Company’s common stock authorized for issuance under the 2022 Plan, subject to stockholder approval. The 2022 Plan authorizes the grant of equity-based compensation, to the Company’s key managers, employees, consultants who provide technical and engineering and related services to the Company, in the form of restricted stock and RSUs. On August 19, 2022, the Company held the 2022 Annual Meeting of Stockholders and approved the adoption of the 2022 Plan and the reservation of an aggregate of 5,000 shares of the Company’s common stock. On September 19, 2022, the Company granted an aggregate of 3,700 RSUs to managers, employees and consultants. Each RSU represents the right to receive one share of the Company’s common stock under the 2022 Plan. As of December 31, 2023, no options or RSAs have been granted under the 2022 Plan while an aggregate, net of cancellations, of 3,450 RSUs have been issued under the 2022 Plan of which 2,531 remained unvested at December 31, 2023.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation arrangements for our directors and executive officers, the following is a summary of transactions since the beginning of the last two fiscal years ended December 31, 2023 and 2022 to which we have been a party in which the amount involved exceeded the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our then directors, executive officers or holders of more than 5% of any class of our stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest. See also “Executive Compensation” for additional information regarding compensation of related parties.

Helge Kristensen

Mr. Kristensen has served as a member of the Board since 2010. Mr. Kristensen serves as vice president of Hansong Technology, an original device manufacturer of audio products based in China, president of Platin Gate Aps, a company with focus on service-branding in lifestyle products as well as pro line products based in Denmark and co-founder and director of Inizio Capital, an investment company based in the Cayman Islands.

For the fiscal years ended December 31, 2023 and 2022, Hansong Technology purchased modules from the Company of approximately $88,000 and $361,000, respectively, and made payments to the Company of approximately $254,000 and $191,000, respectively. For the fiscal years ended December 31, 2023 and 2022, Hansong Technology sold speaker products to the Company of approximately $128,000 and $1,891,000, respectively, and the Company made payments to Hansong Technology of approximately $1,223,000 and $1,831,000, respectively.

At December 31, 2023 and 2022, the Company owed Hansong Technology approximately $250,000 and $874,000, respectively. At December 31, 2023 and 2022, Hansong Technology owed the Company approximately $4,000 and $170,000, respectively.

As of December 31, 2023 and December 31, 2022, Mr. Kristensen owned less than 1.0% of the outstanding shares of the Common Stock.

David Howitt

Mr. Howitt has served as a member of the Board since December 2021. Since March 2004, Mr. Howitt has served as the founder and CEO of Meriwether Group LLC (“MWG”), a strategic consulting firm that works with disruptive consumer brands by integrating their visions, developing growth strategies, scaling their brands, and increasing revenue in order to build enterprise value. MWG, which is also majority-owned by Mr. Howitt, owns a 25% general partner interest in Meriwether Group Capital Hero Fund LP (“Meriwether”).

On September 8, 2023, the Company entered into a Loan and Security Agreement with Meriwether. Pursuant to the Loan and Security Agreement, Meriwether provided the Company with a term loan in the principal amount of $650,000 that was scheduled to mature on November 7, 2023, subject to further extension (the “Meriwether Loan”). The maturity date of the Meriwether Loan was subsequently extended to December 7, 2023. The Company paid back the loan in full on December 7, 2023.

Outstanding Equity Grants to Directors and Executive Officers

We have granted restricted shares to certain of our directors and executive officers. For more information regarding the warrants and stock awards granted to our directors and named executive officers, see “Executive Compensation—Outstanding Equity Awards as of December 31, 2023.”

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. Such indemnification agreements require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Related Person Transaction Policy

Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq regulations. The Company’s written policies and procedures on related party transactions cover any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the Company (or any subsidiary) is a participant; (ii) any related party has or will have a direct or indirect interest; and (iii) the aggregate amount involved (including any interest payable with respect to indebtedness) will or may be expected to exceed $120,000, except that there is no $120,000 threshold for members of the Audit Committee. A related party is any: (i) person who is or was (since the beginning of the two fiscal years preceding the last fiscal year, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director; (ii) greater than five percent (5%) beneficial owner of the Company’s common stock or any other class of the Company’s voting equity securities; or (iii) immediate family member of any of the foregoing. An immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or employee) sharing the same household as such person.

In determining whether to approve or ratify a related party transaction, the Audit Committee, or disinterested directors, as applicable, will take into account, among other factors it deems appropriate: (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; (ii) the nature and extent of the related party’s interest in the transaction; (iii) the material terms of the transactions; (iv) the importance of the transaction both to the Company and to the related party; (v) in the case of a transaction involving an executive officer or director, whether the transaction would interfere with the performance of such person’s duties to the Company; and (vi) in the case of a transaction involving a non-employee director or a nominee for election as a non-employee director (or their immediate family member), whether the transaction would disqualify the director or nominee from being deemed an “independent” director, as defined by Nasdaq, and whether the transaction would disqualify the individual from serving on the Audit Committee or the Compensation Committee or other committees of the Board under applicable Nasdaq and other regulatory requirements.

The Audit Committee only approves those related party transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons and entities who beneficially own more than ten percent (10%) of any class of the Company’s registered equity securities to file with the SEC the initial reports of ownership and reports of changes in ownership of Common Stock. The Company’s officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during the fiscal year ended December 31, 2023. During such fiscal year, we believe that all reports required to be filed by such persons pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, with the exception of the reports listed in the table below:

Name	Number of Late Reports	Description
David Howitt	1	Mr. Howitt’s Form 4 was not filed on a timely basis.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s independent registered public accounting firm about draft annual consolidated financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its independent registered public accounting firm, including recommending its appointment or removal; reviewing the scope of its audit services and related fees, as well as any other services being provided to the Company; and determining whether the independent registered public accounting firm is independent (based in part on the annual letter provided to the Company pursuant to Public Company Accounting Oversight Board (United States) (“PCAOB”); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s consolidated financial statements, the Audit Committee met with management and the Company’s independent registered public accounting firm, including meetings with the Company’s independent registered public accounting firm without management present, to review and discuss all consolidated financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the consolidated financial statements with both management and the independent registered public accounting firm. The Audit Committee’s review included discussion with the independent registered public accounting firm of matters required to be discussed pursuant PCAOB Auditing Standard 1301, “Communication with Audit Committees.”

With respect to the Company’s independent registered public accounting firm, the Audit Committee, among other things, discussed with BPM LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by PCAOB.

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

This Audit Report has been furnished by the Audit Committee of the Board.

Kimberly Briskey, Chairperson
Sriram Peruvemba
Wendy Wilson

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 2)

BPM LLP (“BPM”) has served as our independent registered public accounting firm since 2016 and has been appointed by the Audit Committee to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of BPM as our independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of BPM as our independent registered public accounting firm.

BPM has no interest, financial or otherwise, in our Company. We do not currently expect a representative of BPM to physically attend the Annual Meeting, however, it is anticipated that a BPM representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

The following table presents aggregate fees for professional services rendered by BPM for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2023 and 2022.

	2023	2022
Audit fees (1)	$423,026	$414,768
Audit-related fees (2)	–	–
Tax fees (3)	$42,982	$23,542
All other fees	–	–
Total	$466,008	$438,310

(1) “Audit fees” include fees for professional services rendered in connection with the audit of our annual consolidated financial statements, review of our quarterly condensed consolidated financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly review. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as consents and review of documents filed with the SEC.

(2) “Audit-related fees” include fees billed for professional services rendered that are reasonably related to the performance of the audit or review of our consolidated financial statements including subscription for the online library of accounting research literature and are not reported under “Audit Fees.”

(3) “Tax fees” include fees for tax compliance. Tax compliance fees encompass a variety of permissible services, including technical tax compliance related to federal and state income tax matters, and assistance with tax audits.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee Chairperson pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of such firm with respect to such services. The Chairperson of the Audit Committee has been delegated the authority by such committee to pre-approve all services by the independent registered public accounting firm. The Chairperson of the Audit Committee will report all such pre-approvals to the entire Audit Committee at the next committee meeting.

Vote Required and Recommendation

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF BPM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers

(Proposal No. 3)

Summary

Our compensation policies and procedures are centered on a pay-for-performance philosophy, and we believe that they are strongly aligned with the long-term interests of our stockholders. Our compensation program is designed to attract, motivate, and retain the key executives who drive our success. Compensation that rewards excellence and reflects performance, and alignment of that compensation with the interests of long-term stockholders, are key principles of our compensation program design. Although we have made and will continue to make improvements to our compensation program from time to time, these key principles have been unchanged for many years.

We support the principle that our corporate governance policies, including our executive compensation program, should be responsive to stockholder concerns. This principle is embodied in a non-binding, advisory vote that gives you as a stockholder the opportunity to approve the compensation of our named executive officers as disclosed in this proxy statement, including, among other things, our executive compensation objectives, policies and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than to focus on any specific item of compensation. We value the opinions of our stockholders and intend to take the outcome of this vote into account when considering future executive compensation arrangements. However, because the vote is advisory, it will not directly affect any existing compensation awards of any of our executive officers, including our named executive officers.

As discussed above, our executive compensation program is designed:

●	to demand and reward excellence from each of our executive officers and from the management team as a whole;

●	to align our interests with the interests of executives and other employees through compensation programs that recognize individual contributions toward the achievement of corporate goals and objectives without encouraging unnecessary or unreasonable risks;

●	to further link executive and stockholder interests through equity-based compensation and long-term stock ownership arrangements;

●	to recognize and reward excellence in an executive’s performance in the furtherance of our goals and objectives without undertaking unnecessary or excessive risk; and

●	to attract and retain high caliber executive and employee talent.

We encourage you to consider the detailed information provided in the Summary Compensation Table and the tables and other information that follow it. The Board will review the advisory voting results and will take them into account in making future executive compensation decisions.

Vote Required and Recommendation

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Say-On-Pay Proposal, which is non-binding on the Company.

At the Annual Meeting a vote will be taken on a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this proxy statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE COMPENSATION PAID TO THE CORPORATION’S NAMED EXECUTIVE OFFICERS AS DISCLOSED HEREIN.

a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation

(Proposal No. 4)

Summary

Our stockholders are entitled to cast an advisory vote at the Annual Meeting regarding how frequently stockholders should consider and cast an advisory vote to approve the compensation of our named executive officers. Under the Dodd-Frank Act, at least every six years, the Company is required to seek an advisory (non-binding) stockholder vote regarding the frequency of the “say-on-pay” vote. The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on the compensation paid to our named executive officers every year, every two years or every three years. Although this vote is advisory and non-binding, our Board will review voting results and give serious consideration to the outcome of such voting. We have not previously held an advisory (non-binding) stockholder vote regarding the frequency of the “say-on-pay” vote.

We believe that a three-year frequency is preferable for such vote because an annual or even biennial frequency creates the risk of relying upon hindsight to an unwarranted degree in evaluating the amount of executive compensation paid in one particular year. Our financial results in any particular year can be significantly impacted by factors beyond management’s control and for which our executives deserve neither credit nor blame, such as difficulties in forecasting in volatile economic conditions, or unexpected changes in the markets for our products and those of our customers. The determination of whether our executives’ compensation is closely tied to performance and properly rewards excellence is best viewed over a multi-year period.

In addition, a three-year frequency would lead to more thoughtful change, if we received an advisory vote disapproving of our executive compensation program. We would use the time to fully understand the specific stockholder concerns that led to that vote and to develop and consider alternatives. We would likely implement any resulting changes on a prospective basis beginning not earlier than the year following the stockholder vote in any case. This means that few if any of the changes would be reflected in the executive compensation reported in the proxy statement for the next stockholders’ meeting. If the vote is held on a three-year frequency, the additional time will lead to more informed changes and the creation of sufficient compensation data to permit meaningful evaluation of any changes.

The Board values and encourages constructive dialogue with our stockholders on compensation and other important governance topics. The Board currently believes that providing stockholders with an advisory vote on our executive compensation philosophy, policies and procedures every three years will enhance the value of stockholder communication by encouraging a longer-term focus. We note that stockholders will also be asked to express their views whenever we adopt or materially amend our executive equity compensation plans, and that stockholders can express their views to management or the Board at any time by contacting the company secretary.

Vote Required and Recommendation

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the Say-On-Frequency Proposal, which is non-binding on the Company. As to this proposal, a stockholder may: (i) vote in favor of every 1 YEAR as the frequency, (ii) vote in favor of every 2 YEARS as the frequency; (iii) vote in favor of every 3 YEARS as the frequency, or (iv) “ABSTAIN” with respect to the proposal.

Note that the proxy card provides for the four choices identified above and that you are not voting to approve or disapprove the Board’s recommendation. You should check only one alternative. The Board will consider the results of this advisory vote in determining the frequency of similar advisory votes in the future but is not bound by the results of the vote.

The outcome of this advisory vote will be determined by whichever of the choices (every three years, every two years or every year) receives the greatest number of votes cast. If at the most recent stockholder frequency vote a single frequency (i.e., three years, two years or one year) receives the support of a majority of the votes cast and we adopt a frequency that is consistent with that choice, we may exclude from future proxy statements any stockholder proposals that recommend a different frequency.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF HOLDING THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR EXECUTIVE OFFICERS EVERY 3 YEARS.

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE “ALTERNATIVE CASHLESS EXERCISE” OF THE 1ST APRIL 2024 WARRANTS

(Proposal No. 5)

Summary

The purpose of Proposal No. 5 is to obtain the stockholder approval necessary under applicable Nasdaq rules to ratify and approve the full issuance of shares of Common Stock upon the “alternative cashless exercise” of the 1st April 2024 Warrants issued to the Holders pursuant to the 1st April 2024 Purchase Agreement (as defined below).

Background

On April 17, 2024, the Company entered into a securities purchase agreement (the “1st April 2024 Purchase Agreement”) with the Holders, pursuant to which, on April 19, 2024, the Company issued and sold to such Holders (a) in a registered direct offering, 225,834 shares of Common Stock, at an offering price of $3.321 per share, and (b) in a concurrent private placement, 1st April 2024 Warrants exercisable for an aggregate of up to 225,834 shares of Common Stock, at an exercise price of $3.196 per share (the “1st April 2024 Warrant Shares”), for aggregate gross proceeds of approximately $750,000 (such offerings, the “1st April 2024 Offerings”). On or about April 19, 2024, the Holders each entered into a warrant amendment agreement (the “Warrant Amendment Agreement”) with the Company whereby the Holders agreed to amend the “alternative cashless exercise” provision in Section 2(c) of the 1st April 2024 Warrants such that issuance of shares of Common Stock upon exercise of such “alternative cashless exercise” is subject to stockholder approval.

The 1st April 2024 Warrants are exercisable upon issuance and expire on the fifth anniversary of the issuance date of such warrants. In certain circumstances, the 1st April 2024 Warrants may be exercised on a cashless basis pursuant to the formula contained therein. Holders of the 1st April 2024 Warrants may also effect an “alternative cashless exercise” upon stockholder approval of this Proposal No. 5. In such event, the aggregate number of shares of Common Stock issuable in such alternative cashless exercise pursuant to any given notice of exercise electing to effect an alternative cashless exercise shall equal the product of (x) the aggregate number of shares of Common Stock that would be issuable upon exercise of the 1st April 2024 Warrant in accordance with the terms of the 1st April 2024 Warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 0.65.

The exercise of the 1st April 2024 Warrants is subject to beneficial ownership limitations such that each Holder may not exercise the 1st April 2024 Warrant to the extent that such exercise would result in the Holder being the beneficial owner in excess of 4.99% (or, upon election of the Holder, 9.99%) of the outstanding shares of Common Stock, which beneficial ownership limitation may be increased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until sixty-one (61) days following notice to the Company.

A registration statement on Form S-1 providing for the resale of, among others, the 1st April 2024 Warrant Shares, was filed with the SEC on June 14, 2024 and declared effective by the SEC on June 25, 2024.

On September 10, 2024, the Holders and the Company entered into the Side Letter Agreements, pursuant to which, (a) the Holders agreed to (i) amend Section 3(e) (the “Fundamental Transaction” provisions) in the 1st April 2024 Warrants, so that the “Black Scholes Value” clauses in such provisions are removed in their entirety, to be effective immediately following stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11, and (ii) amend the “Stockholder Meeting” provisions in the 1st April Purchase Agreements so that the obligation to re-call a stockholder meeting should the first stockholder meeting fail to obtain stockholder approval for the issuance of shares of Common Stock upon the “alternative cashless exercise” of the 1st April 2024 Warrants is amended from every three (3) months to every six (6) months, with the first stockholder meeting to occur no later than December 31, 2024; and (b) the Company agreed to, subject to certain exceptions, (i) not offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of its shares of Common Stock or securities convertible into Common Stock until 30 days after such stockholder approval, and (ii) not issue certain securities if the issuance would constitute a Variable Rate Transaction (as defined in the Side Letter Agreements) for a period of 60 days from stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11.

Pursuant to a securities purchase agreement, dated as of March 26, 2024, by and among the Company and the Holders (the “March 2024 Purchase Agreement”), the Holders are entitled to a right of participation whereby for the period from March 27, 2024 to the 24-month anniversary thereof, they may participate in certain financings offered by the Company, including any such financing that occurs on or after September 2, 2024 up to an amount equal to 40% of such financing on the same terms, conditions and price provided to other purchasers in the financing.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal No. 5 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Holders beneficially own a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Holders fully exercise the 1st April 2024 Warrants. Stockholder approval of Proposal No. 5 will apply to issuances of shares of Common Stock upon the “alternative cashless exercise” pursuant to the 1st April 2024 Warrants.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the full issuance of shares of Common Stock upon “alternative cashless exercise” of the 1st April 2024 Warrants may require stockholder approval.

If our stockholders do not approve this Proposal No. 5, the 1st April 2024 Warrants will not be exercisable via “alternative cashless exercise” in a manner that complies with Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the 1st April 2024 Warrants, as amended to date. The full text of the 1st April 2024 Warrants was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on April 18, 2024, the full text of the form of the Warrant Amendment Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on April 23, 2024, the full text of the form of the Side Letter Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on September 10, 2024 and the full text of the form of the March 2024 Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 27, 2024.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon “alternative cashless exercise” of the 1st April 2024 Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 5.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES
OF COMMON STOCK ISSUABLE UPON THE “ALTERNATIVE CASHLESS EXERCISE” OF THE 1ST APRIL 2024 WARRANTS.

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE “ALTERNATIVE CASHLESS EXERCISE” OF THE 2ND APRIL 2024 WARRANTS

(Proposal No. 6)

Summary

The purpose of Proposal No. 6 is to obtain the stockholder approval necessary under applicable Nasdaq rules to ratify and approve the full issuance of shares of Common Stock upon the “alternative cashless exercise” of the 2nd April 2024 Warrants issued to the Holders pursuant to the 2nd April 2024 Purchase Agreement (as defined below).

Background

On April 19, 2024, the Company entered into a securities purchase agreement (the “2nd April 2024 Purchase Agreement”) with the Holders, pursuant to which, April 23, 2024, the Company issued and sold to such purchasers (a) in a registered direct offering, 361,904 shares of Common Stock, at an offering price of $5.250 per share, and (b) in a concurrent private placement, the 2nd April 2024 Warrants exercisable for an aggregate of up to 542,856 shares of Common Stock, at an exercise price of $5.06 per share (the “2nd April 2024 Warrant Shares”), for aggregate gross proceeds of approximately $1.9 million (such offerings, the “2nd April 2024 Offerings”).

The 2nd April 2024 Warrants are exercisable upon issuance and expire on the fifth anniversary of the issuance date of such warrants. In certain circumstances, the 2nd April 2024 Warrants may be exercised on a cashless basis pursuant to the formula contained therein. Holders of the 2nd April 2024 Warrants may also effect an “alternative cashless exercise” upon stockholder approval of this Proposal No. 6. In such event, the aggregate number of shares of Common Stock issuable in such alternative cashless exercise pursuant to any given notice of exercise electing to effect an alternative cashless exercise shall equal the product of (x) the aggregate number of shares of Common Stock that would be issuable upon exercise of the 2nd April 2024 Warrant in accordance with the terms of the 2nd April 2024 Warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 0.65.

The exercise of the 2nd April 2024 Warrants is subject to beneficial ownership limitations such that each Holder may not exercise the 2nd April 2024 Warrant to the extent that such exercise would result in the Holder being the beneficial owner in excess of 4.99% (or, upon election of the Holder, 9.99%) of the outstanding shares of Common Stock, which beneficial ownership limitation may be increased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until sixty-one (61) days following notice to the Company.

A registration statement on Form S-1 providing for the resale of, among others, the 2nd April 2024 Warrant Shares, was filed with the SEC on June 14, 2024 and declared effective by the SEC on June 25, 2024.

On September 10, 2024, the Holders and the Company entered into the Side Letter Agreements, pursuant to which, (a) the Holders agreed to (i) amend Section 3(e) (the “Fundamental Transaction” provisions) in the 2nd April 2024 Warrants, so that the “Black Scholes Value” clauses in such provisions are removed in their entirety, to be effective immediately following stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11, and (ii) amend the “Stockholder Meeting” provisions in the 2nd April Purchase Agreements so that the obligation to re-call a stockholder meeting should the first stockholder meeting fail to obtain stockholder approval for the issuance of shares of Common Stock upon the “alternative cashless exercise” of the 2nd April 2024 Warrants is amended from every three (3) months to every six (6) months, with the first stockholder meeting to occur no later than December 31, 2024; and (b) the Company agreed to, subject to certain exceptions, (i) not offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of its shares of Common Stock or securities convertible into Common Stock until 30 days after such stockholder approval, and (ii) not issue certain securities if the issuance would constitute a Variable Rate Transaction (as defined in the Side Letter Agreements) for a period of 60 days from stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11.

Pursuant to the March 2024 Purchase Agreement, the Holders are entitled to a right of participation whereby for the period from March 27, 2024 to the 24-month anniversary thereof, they may participate in certain financings offered by the Company, including any such financing that occurs on or after September 2, 2024 up to an amount equal to 40% of such financing on the same terms, conditions and price provided to other purchasers in the financing.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal No. 6 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Holders beneficially own a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Holders fully exercise the 2nd April 2024 Warrants. Stockholder approval of Proposal No. 6 will apply to issuances of shares of Common Stock upon the “alternative cashless exercise” pursuant to the 2nd April 2024 Warrants.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the full issuance of shares of Common Stock upon “alternative cashless exercise” of the 2nd April 2024 Warrants may require stockholder approval.

If our stockholders do not approve this Proposal No. 6, the 2nd April 2024 Warrants will not be exercisable via “alternative cashless exercise” in a manner that complies with Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the 2nd April 2024 Warrants, as amended to date. The full text of the form of the 2nd April 2024 Warrants was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on April 23, 2024, the full text of the form of the Side Letter Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on September 10, 2024 and the full text of the form of the March 2024 Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 27, 2024.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon “alternative cashless exercise” of the 2nd April 2024 Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 6.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES
OF COMMON STOCK ISSUABLE UPON THE “ALTERNATIVE CASHLESS EXERCISE” OF THE 2ND APRIL 2024 WARRANTS.

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE “ALTERNATIVE CASHLESS EXERCISE” OF THE 3RD APRIL 2024 WARRANTS

(Proposal No. 7)

Summary

The purpose of Proposal No. 7 is to obtain the stockholder approval necessary under applicable Nasdaq rules to ratify and approve the full issuance of shares of Common Stock upon the “alternative cashless exercise” of the 3rd April 2024 Warrants issued to the Holders pursuant to the 3rd April 2024 Purchase Agreement (as defined below).

Background

On April 26, 2024, the Company, entered into a securities purchase agreement (the “3rd April 2024 Purchase Agreement”) with the Holders, pursuant to which, on April 30, 2024, the Company issued and sold to the Holders (a) in a registered direct offering, 418,845 shares Common Stock, at an offering price of $5.73 per share, and (b) in a concurrent private placement, 3rd April 2024 Warrants exercisable for an aggregate of up to 418,845 shares of Common Stock, at an exercise price of $5.60 per share (the “3rd April 2024 Warrant Shares”), for aggregate gross proceeds of approximately $2,400,000 (such offerings, the “3rd April 2024 Offerings”).

The 3rd April 2024 Warrants are exercisable upon issuance and expire on the fifth anniversary of the issuance date of such warrants. In certain circumstances, the 3rd April 2024 Warrants may be exercised on a cashless basis pursuant to the formula contained therein. Holders of the 3rd April 2024 Warrants may also effect an “alternative cashless exercise” upon stockholder approval of this Proposal No. 7. In such event, the aggregate number of shares of Common Stock issuable in such alternative cashless exercise pursuant to any given notice of exercise electing to effect an alternative cashless exercise shall equal the product of (x) the aggregate number of shares of Common Stock that would be issuable upon exercise of the 3rd April 2024 Warrant in accordance with the terms of the 3rd April 2024 Warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 0.65.

The exercise of the 3rd April 2024 Warrants is subject to beneficial ownership limitations such that each Holder may not exercise the 3rd April 2024 Warrant to the extent that such exercise would result in the Holder being the beneficial owner in excess of 4.99% (or, upon election of the Holder, 9.99%) of the outstanding shares of Common Stock, which beneficial ownership limitation may be increased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until sixty-one (61) days following notice to the Company.

A registration statement on Form S-1 providing for the resale of, among others, the 3rd April 2024 Warrant Shares, was filed with the SEC on June 14, 2024 and declared effective by the SEC on June 25, 2024.

On September 10, 2024, the Holders and the Company entered into the Side Letter Agreements, pursuant to which, (a) the Holders agreed to (i) amend Section 3(e) (the “Fundamental Transaction” provisions) in the 3rd April 2024 Warrants, so that the “Black Scholes Value” clauses in such provisions are removed in their entirety, to be effective immediately following stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11, and (ii) amend the “Stockholder Meeting” provisions in the 3rd April Purchase Agreements so that the obligation to re-call a stockholder meeting should the first stockholder meeting fail to obtain stockholder approval for the issuance of shares of Common Stock upon the “alternative cashless exercise” of the 3rd April 2024 Warrants is amended from every three (3) months to every six (6) months, with the first stockholder meeting to occur no later than December 31, 2024; and (b) the Company agreed to, subject to certain exceptions, (i) not offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of its shares of Common Stock or securities convertible into Common Stock until 30 days after such stockholder approval, and (ii) not issue certain securities if the issuance would constitute a Variable Rate Transaction (as defined in the Side Letter Agreements) for a period of 60 days from stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11.

Pursuant to the March 2024 Purchase Agreement, the Holders are entitled to a right of participation whereby for the period from March 27, 2024 to the 24-month anniversary thereof, they may participate in certain financings offered by the Company, including any such financing that occurs on or after September 2, 2024 up to an amount equal to 40% of such financing on the same terms, conditions and price provided to other purchasers in the financing.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal No. 7 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Holders beneficially own a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Holders fully exercise the 3rd April 2024 Warrants. Stockholder approval of Proposal No. 7 will apply to issuances of shares of Common Stock upon the “alternative cashless exercise” pursuant to the 3rd April 2024 Warrants.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the full issuance of shares of Common Stock upon “alternative cashless exercise” of the 3rd April 2024 Warrants may require stockholder approval.

If our stockholders do not approve this Proposal No. 7, the 3rd April 2024 Warrants will not be exercisable via “alternative cashless exercise” in a manner that complies with Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the 3rd April 2024 Warrants, as amended to date. The full text of the 3rd April 2024 Warrants was filed as exhibits to our Current Report on Form 8-K filed with the SEC on April 30, 2024, the full text of the form of the Side Letter Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on September 10, 2024 and the full text of the form of the March 2024 Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 27, 2024.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon “alternative cashless exercise” of the 3rd April 2024 Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 7.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES
OF COMMON STOCK ISSUABLE UPON THE “ALTERNATIVE CASHLESS EXERCISE” OF THE 3RD APRIL 2024 WARRANTS.

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE “ALTERNATIVE CASHLESS EXERCISE” OF THE 1ST MAY 2024 WARRANTS

(Proposal No. 8)

Summary

The purpose of Proposal No. 8 is to obtain the stockholder approval necessary under applicable Nasdaq rules to ratify and approve the full issuance of shares of Common Stock upon the “alternative cashless exercise” of the 1st May 2024 Warrants issued to the Holders pursuant to the 1st May 2024 Purchase Agreement (as defined below).

Background

On May 13, 2024, the Company, entered into a securities purchase agreement (the “1st May 2024 Purchase Agreement”) with the Holders, pursuant to which, May 15, 2024, the Company issued and sold to the Holders (a) in a registered direct offering, 785,000 shares of Common Stock, at an offering price of $3.31 per share, and (b) in a concurrent private placement, 1st May 2024 Warrants exercisable for an aggregate of up to 785,000 shares of Common Stock, at an exercise price of $3.18 per share (the “1st May 2024 Warrant Shares”), for aggregate gross proceeds of approximately $2,600,000 (such offerings, the “1st May 2024 Offerings”).

The 1st May 2024 Warrants are exercisable upon issuance and expire on the fifth anniversary of the issuance date of such warrants. In certain circumstances, the 1st May 2024 Warrants may be exercised on a cashless basis pursuant to the formula contained therein. Holders of the 1st May 2024 Warrants may also effect an “alternative cashless exercise” upon stockholder approval of this Proposal No. 8. In such event, the aggregate number of shares of Common Stock issuable in such alternative cashless exercise pursuant to any given notice of exercise electing to effect an alternative cashless exercise shall equal the product of (x) the aggregate number of shares of Common Stock that would be issuable upon exercise of the 1st May 2024 Warrant in accordance with the terms of the 1st May 2024 Warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 0.65.

The exercise of the 1st May 2024 Warrants is subject to beneficial ownership limitations such that each Holder may not exercise the 1st May 2024 Warrant to the extent that such exercise would result in the Holder being the beneficial owner in excess of 4.99% (or, upon election of the Holder, 9.99%) of the outstanding shares of Common Stock, which beneficial ownership limitation may be increased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until sixty-one (61) days following notice to the Company.

A registration statement on Form S-1 providing for the resale of, among others, the 1st May 2024 Warrant Shares, was filed with the SEC on June 14, 2024 and declared effective by the SEC on June 25, 2024.

On September 10, 2024, the Holders and the Company entered into the Side Letter Agreements, pursuant to which, (a) the Holders agreed to (i) amend Section 3(e) (the “Fundamental Transaction” provisions) in the 1st May 2024 Warrants, so that the “Black Scholes Value” clauses in such provisions are removed in their entirety, to be effective immediately following stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11, and (ii) amend the “Stockholder Meeting” provisions in the 1st May Purchase Agreements so that the obligation to re-call a stockholder meeting should the first stockholder meeting fail to obtain stockholder approval for the issuance of shares of Common Stock upon the “alternative cashless exercise” of the 1st May 2024 Warrants is amended from every three (3) months to every six (6) months, with the first stockholder meeting to occur no later than December 31, 2024; and (b) the Company agreed to, subject to certain exceptions, (i) not offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of its shares of Common Stock or securities convertible into Common Stock until 30 days after such stockholder approval, and (ii) not issue certain securities if the issuance would constitute a Variable Rate Transaction (as defined in the Side Letter Agreements) for a period of 60 days from stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11.

Pursuant to the March 2024 Purchase Agreement, the Holders are entitled to a right of participation whereby for the period from March 27, 2024 to the 24-month anniversary thereof, they may participate in certain financings offered by the Company, including any such financing that occurs on or after September 2, 2024 up to an amount equal to 40% of such financing on the same terms, conditions and price provided to other purchasers in the financing.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal No. 8 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Holders beneficially own a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Holders fully exercise the 1st May 2024 Warrants. Stockholder approval of Proposal No. 8 will apply to issuances of shares of Common Stock upon the “alternative cashless exercise” pursuant to the 1st May 2024 Warrants.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the full issuance of shares of Common Stock upon “alternative cashless exercise” of the 1st May 2024 Warrants may require stockholder approval.

If our stockholders do not approve this Proposal No. 8, the 1st May 2024 Warrants will not be exercisable via “alternative cashless exercise” in a manner that complies with Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the 1st May 2024 Warrants, as amended. The full text of the 1st May 2024 Warrants was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on May 15, 2024, the full text of the form of the Side Letter Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on September 10, 2024, and the full text of the form of the March 2024 Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 27, 2024.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon “alternative cashless exercise” of the 1st May 2024 2024 Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 8.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES
OF COMMON STOCK ISSUABLE UPON THE “ALTERNATIVE CASHLESS EXERCISE” OF THE 1ST MAY 2024 WARRANTS.

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE “ALTERNATIVE CASHLESS EXERCISE” OF THE 2ND MAY 2024 WARRANTS

(Proposal No. 9)

Summary

The purpose of Proposal No. 9 is to obtain the stockholder approval necessary under applicable Nasdaq rules to ratify and approve the full issuance of shares of Common Stock upon the “alternative cashless exercise” of the 2nd May 2024 Warrants issued to the Holders pursuant to the 2nd May 2024 Purchase Agreement (as defined below).

Background

On May 15, 2024, the Company, entered into a securities purchase agreement (the “2nd May 2024 Purchase Agreement”) with certain purchasers, pursuant to which, on May 17, 2024, the Company issued and sold to such purchasers (a) in a registered direct offering, 675,000 shares of Common Stock, at an offering price of $3.61 per share, and (b) in a concurrent private placement, 2nd May 2024 Warrants exercisable for an aggregate of up to 675,000 shares of Common Stock, at an exercise price of $3.48 per share (the “2nd May 2024 Warrant Shares”), for aggregate gross proceeds of approximately $2,437,000 (such offerings, the “2nd May 2024 Offerings”). The 2nd May 2024 Offerings closed on May 17, 2024.

The 2nd May 2024 Warrants are exercisable upon issuance and expire on the fifth anniversary of the issuance date of such warrants. In certain circumstances, the 2nd May 2024 Warrants may be exercised on a cashless basis pursuant to the formula contained therein. Holders of the 2nd May 2024 Warrants may also effect an “alternative cashless exercise” upon stockholder approval of this Proposal No. 9. In such event, the aggregate number of shares of Common Stock issuable in such alternative cashless exercise pursuant to any given notice of exercise electing to effect an alternative cashless exercise shall equal the product of (x) the aggregate number of shares of Common Stock that would be issuable upon exercise of the 2nd May 2024 Warrant in accordance with the terms of the 2nd May 2024 Warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 0.65.

The exercise of the 2nd May 2024 Warrants is subject to beneficial ownership limitations such that each Holder may not exercise the 2nd May 2024 Warrant to the extent that such exercise would result in the Holder being the beneficial owner in excess of 4.99% (or, upon election of the Holder, 9.99%) of the outstanding shares of Common Stock, which beneficial ownership limitation may be increased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until sixty-one (61) days following notice to the Company.

A registration statement on Form S-1 providing for the resale of, among others, the 2nd May 2024 Warrant Shares, was filed with the SEC on June 14, 2024 and declared effective by the SEC on June 25, 2024.

On September 10, 2024, the Holders and the Company entered into the Side Letter Agreements, pursuant to which, (a) the Holders agreed to (i) amend Section 3(e) (the “Fundamental Transaction” provisions) in the 2nd May 2024 Warrants, so that the “Black Scholes Value” clauses in such provisions are removed in their entirety, to be effective immediately following stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11, and (ii) amend the “Stockholder Meeting” provisions in the 2nd May Purchase Agreements so that the obligation to re-call a stockholder meeting should the first stockholder meeting fail to obtain stockholder approval for the issuance of shares of Common Stock upon the “alternative cashless exercise” of the 2nd May 2024 Warrants is amended from every three (3) months to every six (6) months, with the first stockholder meeting to occur no later than December 31, 2024; and (b) the Company agreed to, subject to certain exceptions, (i) not offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of its shares of Common Stock or securities convertible into Common Stock until 30 days after such stockholder approval, and (ii) not issue certain securities if the issuance would constitute a Variable Rate Transaction (as defined in the Side Letter Agreements) for a period of 60 days from stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11.

Pursuant to the March 2024 Purchase Agreement, the Holders are entitled to a right of participation whereby for the period from March 27, 2024 to the 24-month anniversary thereof, they may participate in certain financings offered by the Company, including any such financing that occurs on or after September 2, 2024 up to an amount equal to 40% of such financing on the same terms, conditions and price provided to other purchasers in the financing.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal No. 9 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Holders beneficially own a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Holders fully exercise the 2nd May 2024 Warrants. Further, because of the possibility that the exercise price of the 2nd May 2024 Warrants may be further adjusted to a lower amount, stockholders may experience an even greater dilutive effect. Stockholder approval of Proposal No. 9 will apply to issuances of shares of Common Stock upon the “alternative cashless exercise” pursuant to the 2nd May 2024 Warrants, including such potential issuance of additional shares.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the full issuance of shares of Common Stock upon “alternative cashless exercise” of the 2nd May 2024 Warrants may require stockholder approval.

If our stockholders do not approve this Proposal No. 9, the 2nd May 2024 Warrants will not be exercisable via “alternative cashless exercise” in a manner that complies with Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the 2nd May 2024 Warrants, as amended to date. The full text of the form of the 2nd May 2024 Warrants was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on May 17, 2024, the full text of the form of the Side Letter Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on September 10, 2024 and the full text of the form of the March 2024 Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 27, 2024.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon “alternative cashless exercise” of the 2nd May 2024 Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 9.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES
OF COMMON STOCK ISSUABLE UPON THE “ALTERNATIVE CASHLESS EXERCISE” OF THE 2ND MAY 2024 WARRANTS.

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXERCISE OF THE INDUCEMENT WARRANTS

(Proposal No. 10)

Summary

The purpose of Proposal No. 10 is to obtain the stockholder approval necessary under applicable Nasdaq rules to ratify and approve the full issuance of shares of Common Stock upon exercise of the Inducement Warrants issued to the Holders pursuant to the Inducement Agreements.

Background

On September 10, 2024, the Company entered into exchange agreements (each, an “Exchange Agreement”) with the Holders, who held common stock purchase warrants exercisable for an aggregate of up to 5,135,182 shares of Common Stock, originally issued on February 13, 2024 and having a then-current exercise price of $1.83 (such warrants, the “February 2024 Warrants”). Pursuant to the Exchange Agreements, the Holders agreed to exchange their February 2024 Warrants for newly issued common stock purchase warrants exercisable for an aggregate of up to 5,135,182 shares of Common Stock, at an exercise price of $2.21 per share (such warrants, the “Exchange Warrants”, and such shares of Common Stock issuable upon exercise thereof, the “Exchange Warrant Shares”). The Exchange Warrants, which were immediately exercisable upon issuance, were issued pursuant to an exemption from the registration requirements of the Securities Act contained in Section 3(a)(9) thereof.

Also on September 10, 2024, following completion of the transactions contemplated by the Exchange Agreements, the Company entered into the Inducement Agreements with the Holders of the Exchange Warrants. The Inducement Agreements were amended on September 30, 2024 and then again on October 31, 2024. Pursuant to the Inducement Agreements, the Company agreed, as consideration for exercising all or part of the Exchange Warrants held by any such Holder on or prior to November 30, 2024, to issue to such Holder one or more Inducement Warrants exercisable for up to a number of shares of Common Stock equal to 65% of the number of Exchange Warrant Shares issued upon exercise of the Exchange Warrants under the Inducement Agreements (such shares of Common Stock issuable upon exercise thereof, the “Inducement Warrant Shares”). Under the terms of the Inducement Agreements, the Holders were required to exercise an aggregate of 904,977 Exchange Warrants on September 10, 2024, for aggregate gross proceeds of approximately $2.0 million, pursuant to which the Company issued Inducement Warrants exercisable for up to an aggregate of 588,236 Inducement Warrant Shares. Between September 11 and October 31, 2024, a Holder exercised an additional 288,744 Exchange Warrants for gross proceeds of approximately $638,124, and the Company issued to such Holder Inducement Warrants exercisable for up to an aggregate of 187,684 Inducement Warrant Shares. If the Holders exercise all of the remaining Exchange Warrants, additional Inducement Warrants exercisable for up to an aggregate of 2,561,948 Inducement Warrant Shares will be issued pursuant to the Inducement Agreements.

The exercise of the Inducement Warrants is subject to beneficial ownership limitations such that each Holder may not exercise the Inducement Warrant to the extent that such exercise would result in the Holder being the beneficial owner in excess of 4.99% (or, upon election of the Holder, 9.99%) of the outstanding shares of Common Stock, which beneficial ownership limitation may be increased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until sixty-one (61) days following notice to the Company.

The Inducement Warrants are not exercisable until stockholder approval of this Proposal No. 10. Once exercisable, the Inducement Warrants may be exercised, in certain circumstances, on a cashless basis pursuant to the formula contained in the Inducement Warrants. The holder of an Inducement Warrant may also effect an “alternative cashless exercise” commencing on the stockholder approval date. In such event, the aggregate number of shares of Common Stock issuable in such alternative cashless exercise pursuant to any given notice of exercise electing to effect an alternative cashless exercise shall equal the product of (x) the aggregate number of shares of Common Stock that would be issuable upon exercise of the Inducement Warrant in accordance with the terms of the Inducement Warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 1.0.

The offer and sale of the securities pursuant to the Inducement Agreements were made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. The Company’s obligation to issue the Inducement Warrant Shares upon exercise of the Inducement Warrants is expressly conditioned upon approval of this Proposal No. 10.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal No. 10 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Holders beneficially own a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Holders exercise the Inducement Warrants.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the full issuance of shares of Common Stock upon exercise of the Inducement Warrants may require stockholder approval.

If our stockholders do not approve this Proposal No. 10, the Inducement Warrants will not be exercisable in a manner that complies with Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Inducement Agreements and the Inducement Warrants. The full text of each of the form of the Inducement Agreement and the Inducement Warrant were filed as exhibits to our Current Report on Form 8-K filed with the SEC on September 10, 2024.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon exercise of the Inducement Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 10.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES
OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE INDUCEMENT WARRANTS.

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXERCISE OF THE NEW WARRANTS

(Proposal No. 11)

Summary

The purpose of Proposal No. 11 is to obtain the stockholder approval necessary under applicable Nasdaq rules to ratify and approve the full issuance of shares of Common Stock upon exercise of the New Warrants issued to the Holders pursuant to the Side Letter Agreements.

Background

On September 10, 2024, the Company entered into a Side Letter Agreement with each of the Holders regarding (i) certain common stock purchase warrants, dated March 27, 2024, as amended (the “March 2024 Warrants”), (ii) the 1st April 2024 Warrants, (iii) the 2nd April 2024 Warrants, (iv) the 3rd April 2024 Warrants, (v) the 1st May 2024 Warrants, and (vi) the 2nd May 2024 Warrants (the preceding clauses (i) through (vi) collectively, the “Original Warrants”), which Holders are also parties to (i) the March 2024 Purchase Agreement, (ii) the 1st April 2024 Purchase Agreement, (iii) the 2nd April 2024 Purchase Agreement, (iv) the 3rd April 2024 Purchase Agreement, (v) the 1st May 2024 Purchase Agreement, and (vi) the 2nd May 2024 Purchase Agreement (the preceding clauses (i) through (vi) collectively, the “Original Purchase Agreements”), with the Company.

Pursuant to the Side Letter Agreements, (a) the Holders agreed to (i) amend the “Fundamental Transaction” provisions in the Original Warrants, so that the “Black Scholes Value” clauses in such provisions are removed in their entirety, to be effective immediately following stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11, (ii) remove the requirement to call a stockholder meeting to seek stockholder approval of the issuance of shares of Common Stock upon exercise of the March 2024 Warrants, (iii) amend the “Stockholder Meeting” provisions in the 1st April 2024 Purchase Agreement, 2nd April 2024 Purchase Agreement, 3rd April 2024 Purchase Agreement, 1st May 2024 Purchase Agreement and 2nd May 2024 Purchase Agreement so that the obligation to re-call a stockholder meeting should the first stockholder meeting fail to obtain stockholder approval for the issuance of shares of Common Stock upon the “alternative cashless exercise” of the 1st April 2024 Warrants, 2nd April 2024 Warrants, 3rd April 2024 Warrants, 1st May 2024 Warrants and 2nd May 2024 Warrants is amended from every three (3) months to every six (6) months, with the first stockholder meeting to occur no later than December 31, 2024, and (iv) remove the “Subsequent Equity Sales” and “Registration Statement” provisions in the March 2024 Purchase Agreement; (b) as inducements to and in consideration for each Holder’s agreement to amend the Original Warrants and the Original Purchase Agreements in accordance with the applicable Side Letter Agreement, the Company (i) issued to each Holder 887,356 shares of Common Stock (such shares issued to the Holders, collectively, the “New Shares”), and (ii) agreed to issue to each Holder, upon stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11, the New Warrants, to purchase an aggregate of 5,391,747 shares (the “New Warrant Shares”) of the Company’s Common Stock, at a per share exercise price equal to $2.21, which New Warrants will be exercisable at any time on or after the stockholder approval of this Proposal No. 11 and expire five years from such stockholder approval; and (c) the Company agreed to, subject to certain exceptions, (i) not offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of its shares of Common Stock or securities convertible into Common Stock until 30 days after such stockholder approval, and (ii) not issue certain securities if the issuance would constitute a Variable Rate Transaction (as defined in the Side Letter Agreements) for a period of 60 days from stockholder approval of each of Proposals No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 and No. 11.

The exercise of the New Warrants is subject to beneficial ownership limitations such that each Holder may not exercise the New Warrant to the extent that such exercise would result in the Holder being the beneficial owner in excess of 4.99% (or, upon election of the Holder, 9.99%) of the outstanding shares of Common Stock, which beneficial ownership limitation may be increased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until sixty-one (61) days following notice to the Company.

The New Warrants are not exercisable until stockholder approval of this Proposal No. 11. Once exercisable, the New Warrants may be exercised, in certain circumstances, on a cashless basis pursuant to the formula contained in the New Warrants. The holder of a New Warrant may also effect an “alternative cashless exercise” commencing on the stockholder approval date. In such event, the aggregate number of shares of Common Stock issuable in such alternative cashless exercise pursuant to any given notice of exercise electing to effect an alternative cashless exercise shall equal the product of (x) the aggregate number of shares of Common Stock that would be issuable upon exercise of the New Warrant in accordance with the terms of the New Warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 1.0.

The Company’s obligation to issue the New Warrant Shares upon exercise of the New Warrants is expressly conditioned upon approval of this Proposal No. 11.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal No. 11 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Holders beneficially own a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Holders exercise the New Warrants.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the full issuance of shares of Common Stock upon exercise of the New Warrants may require stockholder approval.

If our stockholders do not approve this Proposal No. 11, the New Warrants will not be exercisable in a manner that complies with Nasdaq Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Side Letter Agreement, and the New Warrants. The full text of each of the form of the Side Letter Agreement, and New Warrant were filed as exhibits to our Current Report on Form 8-K filed with the SEC on September 10, 2024.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon exercise of the New Warrants. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 11.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES
OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE NEW WARRANTS.

APPROVAL OF AMENDMENT TO THE LTIP

(Proposal No. 12)

We are asking our stockholders to approve an amendment to the LTIP (the “LTIP Amendment”). The LTIP Amendment removes the annual share limit of Common Stock that may be issued for a certain fiscal year under the LTIP. No other changes are proposed. If the LTIP Amendment is approved, the maximum number of shares of Common Stock that may be subject to equity awards shall be limited to 15% of the shares of Common Stock outstanding, which calculation shall be made using the number of shares of Common Stock outstanding as of the first trading day of each fiscal quarter.

The purpose of the LTIP is to promote the best interests of the Company and its stockholders by (i) assisting the Company and its affiliates in the recruitment and retention of persons with ability and initiative (“Eligible Persons”), (ii) providing an incentive to such Eligible Persons to contribute to the growth and success of the Company’s businesses by affording such Eligible Persons equity participation in the Company and (iii) associating the interests of such Eligible Persons with those of the Company and its affiliates and stockholders. The LTIP provides for awards of stock bonus, restricted stock, stock appreciation rights, deferred shares, performance shares and stock options to purchase shares of Common Stock (collectively, the “Awards”).

The Company has a policy of awarding restricted stock to the Company’s directors, officers, employees and consultants on a quarterly as well as an annual basis under its stock incentive plans currently in effect. When the LTIP was initially approved by the Board and our stockholders, the number of shares of Common Stock issuable in any given year under the LTIP was targeted at 8% of the number of shares of Common Stock outstanding (later amended to 15% for fiscal years 2023 and 2024 only). In order to continue, as well as enhance, the effectiveness of the LTIP, on [●], 2024, the Board approved the LTIP Amendment, subject to stockholder approval at the Annual Meeting. The LTIP Amendment will not take effect without stockholder approval. The current overall limit of shares issuable under the LTIP, which is of 15% of the shares of Common Stock outstanding, will not be changed.

The Board evaluated a number of variables, including, without limitation, the value of the Common Stock (since lower stock prices generally require that more shares be issued to produce awards of the same grant date fair value), the number of shares of Common Stock issued recently to support ongoing financing activities, changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the marketplace in which the Company operates in the post-Covid environment, the need to attract, retain and incentivize key talent, and how the Company chooses to balance total compensation between cash and equity-based awards, in determining whether the total number of shares of Common Stock that are subject to the Company’s award grants under the LTIP in any one year or from year-to-year may change. We anticipate that in order to meet the objectives and requirements of the LTIP, we will likely utilize all the shares presently available for awards under the LTIP in 2024 and beyond. The Board believes that it is in the best interests of the Company and our stockholders to approve the LTIP Amendment based on the aforementioned factors. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in us. In addition, equity awards are an important contributor to aligning the incentives of our employees with the interests of our stockholders.

The Board also believes equity awards are essential to attracting new employees and retaining current employees. The Board believes that to remain competitive with other technology companies in our long-term incentive plans, we must continue to provide employees with the opportunity to obtain equity in us and that an inability to offer equity incentives to new and current employees would put us at a competitive disadvantage in attracting and retaining qualified personnel. Our named executive officers and directors have an interest in this proposal because they are expected to receive awards under the LTIP if the LTIP Amendment is approved at the Annual Meeting.

The number of shares of Common Stock that are the subject of awards under the LTIP, as and if amended, which expire unexercised or unvested or are forfeited, terminated, surrendered, or cancelled without the delivery of shares of Common Stock, such that all or some of the shares covered by an Award are not issued to a participant or are exchanged for awards that do not involve shares, will again immediately become available to be issued pursuant to Awards granted. If shares of Common Stock are withheld from payment of an award to satisfy tax or exercise price obligations with respect to the Award, those shares of Common Stock will continue to be treated as shares of Common Stock that have been issued under the LTIP and will not again be available for issuance.

The full text of the proposed LTIP Amendment is attached to this Proxy Statement as Appendix A.

Summary of the LTIP and LTIP Amendment

Our Board adopted the LTIP on January 30, 2018, and the LTIP was approved by our stockholders on January 31, 2018. At special meetings of our stockholders held on January 24, 2023 and March 15, 2024, our stockholders approved certain amendments to the LTIP. At the Annual Meeting, we are asking stockholders to approve the LTIP Amendment. The LTIP Amendment, if approved by stockholders, removes the annual share limit of Common Stock that may be issued for a certain fiscal year under the LTIP. The aggregate limit of shares issuable under the LTIP will not change and will remain 15% of such outstanding shares, calculated on a quarterly basis.

The following paragraphs provide a summary of the principal features of the LTIP and its operation. The following summary is qualified in its entirety by reference to the LTIP as previously filed as an exhibit with the SEC and the proposed LTIP Amendment as set forth in Appendix A.

Objectives. The objective of the LTIP is to (i) assist the Company and its affiliates in the recruitment and retention of persons with ability and initiative, (ii) provide an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company and (iii) associate the interests of such persons with those of the Company and its affiliates and stockholders.

Oversight. The Board or a committee of the Board (the “Committee”) administers the LTIP by making determinations regarding the persons to whom the Awards should be granted and the amount, terms, conditions and restrictions of the Awards. The Committee also has the authority to interpret the provisions of the LTIP and to establish and amend rules for its administration subject to the LTIP’s limitations.

Number of Shares of Common Stock Available Under the LTIP. The maximum aggregate number of shares of Common Stock that may be issued under the LTIP is 15% of the shares of Common Stock outstanding, which calculation shall be made on the first trading day of each fiscal quarter.

Number of Shares of Common Stock Issuable Under the LTIP for Any Given Year. The maximum aggregate number of shares of Common Stock that may be issued in any year under the LTIP is 8% of the shares of Common Stock outstanding in such fiscal year (except for the fiscal year 2023 and 2024, which was 15% of the shares of Common Stock outstanding in such fiscal year). If our stockholders approve the LTIP Amendment, this annual limit will be removed.

Types of Awards. The LTIP allows for the direct awards of stock bonus, restricted stock, stock appreciation rights, deferred shares, performance shares of Common Stock (with and without restrictions), and for the grant of stock options to purchase shares of Common Stock.

Stock Option

•	Exercise Price. Stock options granted under the LTIP must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant.
•	Expiration date. The maximum period during which a stock option may be exercised is ten (10) years from the date such stock option was granted.
•	Exercisability. The Committee may specify when a stock option becomes exercisable, but in the absence of such specification, the stock option will ordinarily be exercisable in whole or in part at any time during its term. However, the Committee may accelerate the exercisability of any option at its discretion.
•	Assignability. Stock options are nontransferable except to the extent transferability of the stock option is provided for in a stock option agreement or is approved by the Committee.
•	No repricing. A stock option may not be repriced without stockholder approval.

Payment upon Exercise of Stock Options. Unless otherwise provided by a stock option agreement, payment of the exercise price for a stock option shall be made in cash or a cash equivalent or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the stock option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the stock option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Company. With the consent of the Committee, payment of all or a part of the exercise price of an option may also be made (i) by surrender to the Company (or delivery to the Company of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Company, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the stock option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the fair market value (determined as of the date of exercise) of the shares surrendered must not be less than the option price of the shares for which the stock option is being exercised.

Restricted Stock. The Committee is authorized to grant restricted stock awards. A restricted stock grant is a grant of shares of our Common Stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Committee. The recipient of a restricted stock award generally has all the rights of a stockholder, unless otherwise determined by the Committee.

Stock Bonus Awards. The Committee is authorized to grant stock bonus awards. A stock bonus award is an award of Common Stock, which is subject to terms and conditions as the Committee deems appropriate.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights. A stock appreciation right is an award of a right of the participant to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in fair market value of the shares of Common Stock covered by the award between the date of grant of such award and the fair market value of the Common Stock on the date of exercise of such stock appreciation right. A stock appreciation right under the LTIP must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant and the maximum period during which the stock appreciation right may be exercised is seven (7) years from the date of grant. A stock appreciation right may not be repriced without stockholder approval.

Deferred Shares. The Committee is authorized to grant deferred shares. An award of deferred shares provides the recipient the right to receive shares of Common Stock at the end of a specified deferral period. Deferred shares are referred to elsewhere in this document as RSUs.

Performance Shares. The Committee is authorized to grant performance shares. A performance shares is a bookkeeping entry that records the equivalent of one share of Common Stock.

Merger or Sale of Assets. If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Awards remain outstanding under the LTIP, unless provisions are made in connection with such transaction for the continuance of the LTIP and/or the assumption or substitution of such Awards with new Awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Awards that have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in a stock option agreement or stock award agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

Amendment and Termination of the LTIP. The Board has the authority to amend or terminate the LTIP, except that stockholder approval will be required for any amendment to the LTIP to the extent required by any applicable law or regulation or any applicable Nasdaq or stock exchange rule. Any amendment will not, without the consent of the holder of an outstanding LTIP Award, adversely affect any rights of such person with respect to an outstanding award at the time such amendment is made. Unless previously terminated, new Awards may not be made under the LTIP after January 30, 2028.

Outstanding Equity Awards Held by Named Executive Officers.

The following table presents information concerning the outstanding equity awards for the named executive officers as of December 31, 2023:

Outstanding Equity Awards at Fiscal Year-End

	Option/Warrant Awards								Stock Awards
Name	Number of Securities underlying Unexercised Options and Warrants (#) Exercisable	Number of Securities underlying Unexercised Options and Warrants (#) Unexercisable	Option/ Warrant Exercise Price ($/Sh)	Option/ Warrant Expiration Date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested (1)		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Brett Moyer	–	–	–	–	833	(2)	$97.46	(2)	–	–
					1,165	(3)	136.31	(3)
					333	(4)	38.96	(4)
					62,475	(5)	7,309.58	(5)

George Oliva(6)	–	–	–	–	–		$–		–	–

Gary Williams	–	–	–	–	66	(7)	$7.72	(7)	–	–
					231	(8)	27.03	(8)
					43,316	(9)	5,067.97	(9)

(1)	Market value based upon the closing market price of $0.117 on December 29, 2023.

(2)	Mr. Moyer was granted 2,500 shares of restricted Common Stock on February 24, 2021, which vest in equal installments on the first, second and third anniversaries of March 15, 2021.

(3)	Mr. Moyer was granted 2,500 shares of restricted Common Stock on January 13, 2022, which vest as follows: 1/5th of the grant to vest on September 15, 2022, and the remaining 4/5th of the grant to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025.

(4)	Mr. Moyer was granted 500 shares of restricted Common Stock on September 19, 2022, which vest in equal installments on the first, second and third anniversaries of September 19, 2022.

(5)	Mr. Moyer was granted 75,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026.

(6)	Effective July 11, 2023, George Oliva resigned as Principal Financial Officer of the Company and entered into a separation agreement with the Company (the “Separation Agreement”) with the Company, whereby amongst other things, his only title would be Senior Vice President of Finance and Strategic Operations of the Company. In connection with the Separation Agreement, Mr. Oliva was granted 30,000 RSAs on July 12, 2023 which were fully vested on December 1, 2023. Additionally, as of the date of the Separation Agreement, Mr. Oliva had a total of 1,499 unvested RSAs and RSUs, which were fully vested on December 1, 2023.

(7)	Mr. Williams was granted 200 shares of restricted Common Stock on February 24, 2021, which vest in equal installments on the first, second and third anniversaries of March 15, 2021.

(8)	Mr. Williams was granted 500 shares of restricted Common Stock on January 13, 2022, which vest as follows: 1/5th of the grant to vest on September 15, 2022, and the remaining 4/5th of the grant to vest quarterly in equal installments over the next 36 months on each December 15th, March 15th, June 15th and September 15th thereafter until September 15, 2025.

(9)	Mr. Williams was granted 52,000 shares of restricted Common Stock on July 12, 2023, which vest in equal installments, commencing on November 15, 2023 and every six (6) months thereafter until May 15, 2026.

Recent Restricted Stock Award and Restricted Stock Units Grants to Employees, Consultants, and Directors

On July 27, 2020, the Board approved the establishment of the 2020 Plan, and the 2020 Plan was approved by our stockholders at the annual meeting of the stockholders held on October 20, 2020. The 2020 Plan authorizes us to reserve 650,000 shares for future grants thereunder. As of December 31, 2023, no options or RSAs have been granted under the 2020 Plan while an aggregate , net of cancellations, of 6,285 RSUs have been issued under the 2020 Plan of which 67 remained unvested at December 31, 2023.

On June 21, 2022, the Board approved the establishment of the 2022 Plan, and the 2022 Plan was approved by our stockholders at the annual meeting of the stockholders held on August 19, 2022. The 2022 Plan authorizes us to reserve 500,000 shares for future grants thereunder. As of December 31, 2023, no options or RSAs have been granted under the 2022 Plan while an aggregate, net of cancellations, of 3,450 RSUs have been issued under the 2022 Plan of which 2,531 remained unvested at December 31, 2023.

We believe that awards under the Plans better align the interests of our employees, consultants and directors with those of our stockholders. A total of 2,670,313 shares (including equity awards convertible into shares of Common Stock) remained available for awards under the various Plans as of February 13, 2024.

The number of awards that an employee, director, or consultant may receive under our Plans is in the discretion of the administrator and therefore cannot be determined in advance.

The following table sets forth the aggregate number of shares subject to restricted stock and RSUs granted under the Plans during the year-ended December 31, 2023.

Restricted Stock and Restricted Stock Unit Grants

Name of Individual or Group	Number of Restricted Shares of Common Stock Granted	Number of Restricted Stock Units Granted
Brett Moyer President, Chief Executive Officer and Chairman of the Board	75,000	-
Gary Williams Chief Accounting Officer and Vice President of Finance	52,000	-
Lisa Cummins Director	11,000	-
Dr. Jeffrey M. Gilbert Director	11,000	-
David Howitt Director	11,000	-
Helge Kristensen Director	11,000	-
Sriram Peruvemba Director	11,000	-
Robert Tobias Director	11,000	-
Wendy Wilson Director	11,000	-
All executive officers, as a group	127,000	-
All directors who are not executive officers, as a group	77,000	-
All employees who are not executive officers, as a group	-	-

Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of Awards granted under the LTIP. This summary is not intended to be a complete discussion of all the federal income tax consequences of the LTIP or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, Participants are encouraged to consult with their own advisors.

Tax consequences of nonqualified stock options and stock appreciation rights. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified stock options or stock appreciation rights under the LTIP. When the holder exercises the stock option or stock appreciation right, he or she generally will recognize compensation income for federal income, Social Security, Medicare and Additional Medicare tax purposes equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the Common Stock received (or cash equivalent) over the exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount of compensation income recognized at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option or stock appreciation right, the holder will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on the holding period of the shares sold. If a stock appreciation right is settled in cash, the amount received will be taxed as compensation income.

Tax consequences of Stock Awards. In general, the recipient of an Award of our Common Stock without restrictions will recognize compensation income at the time the shares of Common Stock are awarded in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock received over the amount, if any, the recipient paid in exchange for the shares of Common Stock. In the case of a restricted stock award (such that the shares are subject to vesting or other restrictions), the recipient generally will not recognize income until the shares of Common Stock become vested or the restrictions otherwise lapse, at which time the recipient will recognize compensation income equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, that the recipient paid in exchange for the shares of Common Stock. If the shares of Common Stock are forfeited under the terms of the restricted stock award, the recipient will not recognize compensation income and will not be allowed an income tax deduction with respect to the forfeiture.

A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of the recipient’s receipt of the restricted stock to recognize compensation income, as of the award date, equal to the excess, if any, of the fair market value of the shares of Common Stock on the award date less the amount, if any, that the recipient paid in exchange for the shares of Common Stock. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the restricted stock award is forfeited, the recipient will not be allowed an income tax deduction for the compensation income recognized. (A loss is allowed with respect to any amount paid.) If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares of Common Stock prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired as restricted stock awards will be the amount paid for the shares plus the amount of compensation income recognized in connection with the Award.

Tax consequences of RSUs. A recipient of an RSU is taxed when the shares are delivered (generally at vesting), rather than the date of grant. (Deferred delivery of shares after vesting may implicate Section 409A of the Internal Revenue Code.) The recipient is taxed on compensation income measured by the cash received or the difference between the amount paid (if any) and the fair market value of the Common Stock at settlement. If the recipient receives actual shares at settlement, the holding period will begin at settlement and the tax basis will be equal to the sum of the cash, if any, paid plus the amount of compensation income recognized at vesting. Dividend equivalents (if offered) will be taxed as additional compensation income at settlement.

Additional Federal Tax. A recipient may be required to pay a 3.8% Medicare tax with respect to net investment income, including dividends on and gains from the sale or other disposition of Common Stock, to the extent that total adjusted income exceeds applicable thresholds.

Withholding and other consequences. All compensation income of a recipient with respect to an Award will be subject to appropriate federal, state and local income and employment tax withholding.

Tax effect for the Company. We are generally entitled to an income tax deduction in connection with an Award under the LTIP in an amount equal to the compensation income recognized by a recipient at the time the recipient recognizes such income, subject to the limitation on the deduction of executive compensation under Section 162(m) of the Internal Revenue Code in the case of certain executives.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.

Tax effect for the Company. We are generally entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the LTIP in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a nonqualified stock option). Special rules may limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON RECIPIENTS OF AWARDS UNDER THE LTIP. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of the shares of Common Stock present at the Special Meeting, in person or by proxy, and voting on the matter, will be required to approve the LTIP Amendment. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 12.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE LTIP AMENDMENT.

THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL

(Proposal No. 13)

Introduction

We are seeking stockholder approval of a proposal to approve an amendment to the Certificate of Incorporation to permit the Board to amend the Bylaws without stockholder approval, as described below (the “Proposed Certificate of Incorporation Amendment”). After careful consideration, our Board has unanimously determined that it would be advisable and in the best interests of the Company and our stockholders and recommend to the stockholders to approve this Proposal No. 13.

Current Certificate of Incorporation Amendment Requirement

DGCL provides that the Certificate of Incorporation may be amended by calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders. Also, the Board shall adopt a resolution setting forth the proposed amendment. At the meeting a vote of the stockholders entitled to vote thereon shall be taken for and against any proposed amendment that requires adoption by stockholders. If a majority of the outstanding stock entitled to vote thereon has voted in favor of the amendment, a certificate setting forth the amendment and certifying that such amendment has been duly adopted in accordance with DGCL shall be executed, acknowledged and filed and shall become effective in accordance with DGCL.

Reasons for Proposed Certificate of Incorporation Amendment

We believe that almost all publicly traded corporations incorporated in Delaware grant the right to amend bylaws to directors. Our Board believes that having such authority to amend the Bylaws without stockholder approval provides it with important flexibility to make amendments to the Bylaws that the Board believes is in the best interests of the Company and its stockholders.

In addition, in making its recommendation to approve the Proposed Certificate of Incorporation Amendment, the Board also considered the following:

•	Requiring stockholder approval of all amendments to the Bylaws would impose an unnecessary administrative burden, expense and delay on the Company by requiring all amendments to wait until an annual meeting of the stockholders or the convening of a special meeting. As a result, important or necessary amendments to the Bylaws may not be able to be made within the timeframe to serve the best interests of the Company and its stockholders.
•	In considering and implementing amendments to the Bylaws, our strong and independent Board must act in a manner consistent with its fiduciary duties owed to the Company and its stockholders.
•	Our stockholders will still have the unfettered ability to amend our Bylaws if the Proposed Certificate of Incorporation Amendment is approved.

Current Bylaw Amendment Requirement

Article IX of the Bylaws provides that the Bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the Company may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon our directors. Article IX further provides that the fact that such power has been so conferred upon our directors shall not divest our stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

Description of the Proposed Certificate of Incorporation Amendment

The Board has adopted and declared advisable, and recommends that the stockholders adopt, the Proposed Certificate of Incorporation Amendment. If the Proposed Certificate of Incorporation Amendment is adopted, the Bylaws may be amended by either the Board or the stockholders.

The Proposed Certificate of Incorporation Amendment is set forth in Appendix B. The description of the Proposed Certificate of Incorporation Amendment in this Proxy Statement is qualified in its entirety by reference thereto.

If the Proposed Certificate of Incorporation Amendment is approved by the stockholders at the Annual Meeting, it will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which we plan to do promptly after the Annual Meeting.

Following stockholder approval of this Proposal No. 13, the Board unanimously intends to amend the first sentence of Section 2.6 of the Bylaws to read in its entirety as follows:

“The holders of shares of stock having one-third of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation.”

Currently, the presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting of stockholders is necessary to establish a quorum for the transaction of business, pursuant to the first sentence of Section 2.6 of our current Bylaws. Because we have a large number of shares of Common Stock widely distributed among a large number of small stockholders at the moment, recently, we have experienced extreme difficulties reaching a quorum for our stockholder meetings, which have been postponed a number of times due to failure to meet a quorum. The proposed amendment to the Bylaws would allow the Company to address the changes of stockholder base of the Company or otherwise to react timely under the circumstances in order to amend the quorum requirement. The proposed amendment to the Bylaws does not allow a decrease of the quorum requirement below the minimum quorum requirement permitted by applicable law or Nasdaq rules.

If our stockholders do not adopt the Proposed Certificate of Incorporation Amendment, the Bylaws may only be amended by the stockholders and not by the Board.

Vote Required and Recommendation of Board

Delaware law provides that the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter is required to give effect to the amendment to the Certificate of Incorporation permitting the Board to amend our Bylaws. Abstentions from voting on this Proposal No. 13 and broker non-votes will have the same effect as votes against this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL.

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONSUMMATION OF THE ASSET PURCHASE

(Proposal No. 14)

Summary

The purpose of Proposal No. 14 is to obtain the stockholder approval necessary under applicable Nasdaq rules to ratify and approve the full issuance of shares of Common Stock upon consummation of the Asset Purchase issued to Data Vault pursuant to the Asset Purchase Agreement.

Background

On September 4, 2024, we entered into the Original Asset Purchase Agreement, amended by the APA Amendment, with Data Vault, pursuant to which, among other things and subject to the terms and conditions contained therein, pursuant to which the Company has agreed to purchase, assume and accept from Data Vault all of the rights, title and interests in, to and under the Transferred Assets, including Data Vault’s information technology assets, certain patents, trademarks, and software source code.

Pursuant to the Asset Purchase Agreement, the Company has agreed to acquire the transferred assets for an aggregate purchase price of $210,000,000, and shall consist of (i) $10,000,000 payable in the form of a promissory note issued by the Company to Data Vault, (ii) $200,000,000 in validly issued, fully paid and nonassessable shares of restricted Common Stock, which number of shares shall be 40,000,000, and is calculated based on a per share price of $5.00, and (iii) the assumption of the transferred liabilities, which clauses (i) through (iii) above, collectively, shall comprise the total consideration to be paid for the transferred assets. The Company will only assume the transferred liabilities, if any.

The Asset Purchase Agreement includes customary representations and warranties and various customary covenants and closing conditions under the circumstances that are subject to certain limitations, including, without limitation, certain third-party consents and agreements. Furthermore, pursuant to the terms of the Asset Purchase Agreement, effective at the closing, the Company has also agreed to appoint two new members to its board of directors, nominated by Data Vault, and reasonably acceptable to the Company.

Pursuant to the Asset Purchase Agreement, the Company shall (i) establish a record date for a special general meeting of the its stockholders (the “Company Stockholders Meeting”) for the purpose of seeking the Company stockholders’ approval, which record date shall be as promptly as possible following the date of the Asset Purchase Agreement, (ii) duly convene and give notice of the Company Stockholders Meeting as promptly as practicable and mail a proxy statement to the stockholders of the Company and (iii) hold the Company Stockholders Meeting, and use commercially reasonable efforts to solicit the Company stockholders’ approval. The Company shall schedule the Company Stockholders Meeting to be held within forty (40) days of the initial mailing of the proxy statement; provided, however, that the Company may postpone, recess or adjourn the Company Stockholders Meeting (i) with the consent of Data Vault, (ii) to ensure that any required supplement or amendment to the proxy statement is provided to the stockholder of the Company within a reasonable amount of time in advance of the Company Stockholders Meeting, (iii) if there are not sufficient affirmative votes in person or by proxy at such meeting to constitute a quorum or to obtain the Company stockholders’ approval, to allow reasonable additional time for solicitation of proxies for purposes of obtaining a quorum or the Company stockholders’ approval, as applicable, or (iv) as may be required by applicable law or the charter documents of the Company.

Pursuant to the Asset Purchase Agreement, the Company and Data Vault shall enter into a royalty agreement (the “Royalty Agreement”), in a form to be mutually agreed between the parties, providing for the Company’s obligations to make royalty payments to Data Vault in an amount equal to 3% of the Company’s revenue generated from or otherwise attributable to any patent rights included in the acquired business, commencing as of the closing and ending upon the expiration (on a patent-by-patent basis) of such patent rights, as further set forth in the Royalty Agreement. Additionally, the Company shall enter into an employment agreement, including a non-competition and non-solicitation agreement, mutually agreed to and signed by the Company and each key employee as of or prior to the closing.

The offer and sale of the securities pursuant to the Asset Purchase Agreement were made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. The Company’s obligation to issue the Closing Stock Consideration pursuant to the Asset Purchase Agreement is expressly conditioned upon approval of this Proposal No. 14.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal No. 14 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Holders beneficially own a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership upon the issuance of shares to Data Vault. Stockholder approval of Proposal No. 14 will apply to issuances of shares of Common Stock upon consummation of the Asset Purchase.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Under Nasdaq Listing Rule 5635(a), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock, among other things, in connection with the acquisition of another company’s assets, if the number of shares of common stock to be issued is in excess of 20% of the number of shares of common stock then outstanding. Issuance of the Closing Stock Consideration will result in the issuance of more than 20% of our issued and outstanding shares of Common Stock immediately prior to closing in connection with the Asset Purchase. Under Nasdaq Listing Rule 5635(b), a listed company is required to obtain stockholder approval prior to the issuance of common stock that will result in a “change of control” of the company (which may be deemed to occur if, as a result of the issuance, an investor or affiliated investor group acquires, or has the right to acquire, at least 20% of the outstanding shares of common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer and such ownership or voting power would be the largest ownership position of the issuer).

If our stockholders do not approve this Proposal No. 14, the Asset Purchase will not be consumable in a manner that complies with Nasdaq Rule 5635(a) and 5635(b).

Additional Information

This summary is intended to provide you with basic information concerning the Asset Purchase Agreement. The full text of the form of the Original Asset Purchase Agreement was filed as exhibit to our Current Report on Form 8-K filed with the SEC on September 10, 2024. The full text of the form of the APA Amendment was filed as exhibit to our Current Report on Form 8-K filed with the SEC on November 15, 2024

Vote Required and Recommendation of Board

Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of shares of Common Stock issuable upon consummation of the Asset Purchase. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 14.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES
OF COMMON STOCK ISSUABLE UPON CONSUMMATION OF THE ASSET PURCHASE.

FUTURE STOCKHOLDER PROPOSALS

In order for a shareholder proposal to be eligible to be included in our Proxy Statement and proxy card for our 2025 annual meeting of stockholders (the “2025 Annual Meeting”), the proposal must be submitted to our Corporate Secretary at our principal offices, on or before July [●], 2025, and concern a matter that may be properly considered and acted upon at the annual meeting in accordance with Rule 14a-8 under the Exchange Act. If we hold our 2025 Annual Meeting more than 30 days before or after December [●], 2025 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadline by which stockholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act (“Non-Rule 14a-8 Proposals”) in connection with the 2025 Annual Meeting must be received by the Company by [●], 2025 or such proposals will be considered untimely under Rule 14a-4(c) of the Exchange Act. The Company’s proxy related to the 2025 Annual Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after [●], 2025.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

Proxies may be solicited by directors, executive officers, and other employees of the Company in person or by telephone or mail only for use at the Annual Meeting or any adjournment thereof. The Company has retained Alliance Advisors to assist with the solicitation of proxies for a project management fee of $[●] plus reimbursement for out-of-pocket expenses. All solicitation costs will be borne by the Company.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.

It is important that the proxies be returned promptly and that your shares of Common Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card or vote via Internet or by telephone using the instructions provided in the enclosed proxy card.

, 2024	By Order of the Board of Directors,

Brett Moyer
Chairman, President and Chief Executive Officer

APPENDIX A

Proposed Amendment to the LTIP

AMENDMENT TO WISA TECHNOLOGIES, INC.

2018 LONG-TERM STOCK INCENTIVE PLAN

Pursuant to Section 13 of the WiSA Technologies, Inc. 2018 Long-Term Stock Incentive Plan (the “LTIP”), the Board of Directors (the “Board”) of WiSA Technologies, Inc. (the “Corporation”) hereby amends the LTIP (the “Amendment”), subject to the approval of the Corporation’s stockholders. This Amendment to the LTIP (the “Amendment”) is effective as of the date of Stockholder approval.

1.	The first sentence of Section 5(A) of the Plan is hereby amended and restated in its entirety to read as follows:

“A. Share Reserve and Limitations on Grants. Subject to adjustment as provided in Section 9, the maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards, (iii) covered by Stock Appreciation Rights (without regard to whether payment on exercise of the Stock Appreciation Right is made in cash or shares of Common Stock) and (iv) covered by Performance Shares shall be limited to 15% of the shares of Common Stock outstanding, which calculation shall be made using the number of shares of Common Stock outstanding as of the first trading day of each fiscal quarter.”

2.	This Amendment was adopted by the Board on November [•], 2024 and is subject to approval by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present or by an action by written consent within twelve (12) months of the date the Amendment was adopted by the Board.

3.	To record the adoption of this Amendment, the Corporation has caused an authorized officer to affix the Corporation name hereto.

WISA TECHNOLOGIES, INC.

By:
Brett Moyer, Chairman,
President and Chief Executive
Officer

APPENDIX B

Proposed Amendment to the Certificate of Incorporation to Permit the Board to Amend the Bylaws

FORM OF CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

WISA TECHNOLOGIES, INC.

WiSA Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is WiSA Technologies, Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as amended, and any amendments thereto (the “Certificate of Incorporation”), last amended by a certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on [●], 2024.

THIRD: The below provision is hereby inserted into the Certificate of Incorporation as Article Seventh of the Certificate of Incorporation to read in its entirety as set forth below:

“Seventh: In furtherance and not in limitation of the powers conferred by law, the board of directors of the Corporation is expressly authorized and empowered to adopt, amend, alter, or repeal the bylaws without any action on the part of the stockholders. The stockholders shall also have the power to adopt, amend, alter, or repeal the bylaws.”

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of New York Time on the date written below.

SIXTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this day of , 2024.

WISA TECHNOLOGIES, INC.

By:
Brett Moyer, Chairman,
President and Chief Executive
Officer

APPENDIX C

EXECUTION VERSION

ASSET PURCHASE AGREEMENT

between

WISA TECHNOLOGIES, INC.,

a Delaware corporation,

and,

DATA VAULT HOLDINGS INC.,

a Delaware corporation

Dated as of September 4, 2024

-i-

-ii-

-iii-

-iv-

Table of Contents

EXHIBITS

Exhibit A	–	Excluded Liabilities
Exhibit B	–	Transferred Assets
Exhibit C	–	Transferred Liabilities

-v-

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT is dated as of September 4, 2024 (the “Agreement”), by and between WiSA Technologies, Inc., a Delaware corporation (“Purchaser”), and Data Vault Holdings Inc., a Delaware corporation (“Seller”) (Purchaser and Seller are collectively referred to herein as the “Parties” and individually as a “Party”). Capitalized terms used in this Agreement shall have the meanings indicated in Section 1.1, or as otherwise defined in this Agreement.

RECITALS

A.            Seller is engaged in, among other things, the Business and owns, directly or indirectly, certain Assets used in the conduct of the Business.

B.            Seller desires to sell, transfer, convey, assign and deliver to Purchaser and Purchaser desires to purchase and assume from Seller, all of Seller’s right, title and interest in and to the Transferred Assets and the Transferred Liabilities of the Acquired Business, upon the terms and subject to the conditions specified in this Agreement.

C.            The board of directors of Purchaser and the board of directors of Seller have each approved and deemed it advisable and in the best interest of their respective stockholders for, as applicable, (i) Seller to sell, transfer and assign to Purchaser, and Purchaser to purchase from Seller, the Transferred Assets, (ii) Seller to assign, and Purchaser to assume, the Transferred Liabilities and (iii) Seller and Purchaser to enter into this Agreement and consummate the transactions contemplated hereunder.

D.            Concurrently with the consummation of the transactions contemplated by this Agreement, Purchaser and Seller shall enter into a Royalty Agreement, in a form to be mutually agreed between the Parties, providing for Purchaser’s obligations to make royalty payments to Seller in an amount equal to 3% of Purchaser’s revenue generated from or otherwise attributable to any patent rights included in the Transferred Assets, commencing as of the Closing and ending upon the expiration (on a patent-by-patent basis) of such patent rights, as further set forth therein (the “Royalty Agreement”).

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I
DEFINITIONS AND RULES OF CONSTRUCTION

1.1           Definitions.

Unless otherwise provided herein, capitalized terms used in this Agreement shall have the following meanings:

“Acquired Business” shall mean the Business solely to the extent it utilizes the Transferred Assets.

“Acquisition Proposal” shall mean an indication of interest, offer or proposal to acquire, directly or indirectly, (a) the Acquired Business, Seller or Purchaser, as the case may be, or (b) all or any substantial portion of the Transferred Assets, assets of Seller, or assets of Purchaser, in each case, in a single transaction or series of related transactions (whether such acquisition is structured as a sale of stock, sale of assets, merger, recapitalization or otherwise, other than the transactions contemplated by this Agreement).

1

“Affiliate” of a Person shall mean a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person. For purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities or by contract or otherwise, and the terms “controlling” and “controlled by” have meanings correlative to the foregoing.

“Agreement” shall have the meaning set forth in the Recitals.

“Allocation Principles” shall have the meaning set forth in Section 3.2.

“Allocation Schedule” shall have the meaning set forth in Section 3.2.

“Anti-Corruption Laws” shall mean all applicable U.S. Laws relating to the prevention of corruption and bribery.

“Assets” shall mean, with respect to any Person, all assets, properties, rights and claims of every nature, kind and description, tangible and intangible, owned or leased or licensed, wheresoever located and whether or not carried or reflected on the books or records of such Person.

“Assumed Payables” shall mean the Liabilities set forth in Exhibit C.

“Bankruptcy and Equity Exception” shall have the meaning set forth in Section 4.2.

“Basket” shall have the meaning set forth in Section 9.4(d).

“Benefit Plan” shall mean each “employee benefit plan” (as defined in Section 3(3) of ERISA or the equivalent applicable Law), whether or not subject to ERISA, and each other employment, change in control, retention, bonus, commission, defined benefit or defined contribution, pension, profit sharing, deferred compensation, stock ownership, stock purchase, stock option, stock appreciation, restricted stock, restricted stock unit, phantom stock or other equity-based compensation, retirement, vacation, severance, redundancy, termination, disability, death benefit, medical, dental, or other employee compensation and benefit plan, policy, program, agreement or arrangement, in each case, that Seller sponsor, maintain or contribute to (or are required to contribute to) or have any Liability with respect to, for the benefit of Business employees and their beneficiaries and dependents.

“Bill of Sale, Assignment and Assumption Agreement” shall have the meaning set forth in Section 8.2(a).

“Books and Records” shall have the meaning set forth in Section 6.5(c).

“Business” shall mean the development, marketing and sale of Seller Products and any ancillary activities thereto, including the development and use of Intellectual Property therefor, in each case, as conducted by Seller as of the Closing.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, United States of America are permitted or required by Law to be closed.

“Closing” shall have the meaning set forth in Section 8.1.

“Closing Date” shall have the meaning set forth in Section 8.1.

2

“Closing Indebtedness” shall mean the Indebtedness of Seller immediately before the Closing relating solely to the Acquired Business and the Transferred Assets, which shall be set forth on Section 4.7 of the Disclosure Schedules.

“Closing Stock Consideration” shall have the meaning set forth in Section 3.1(a).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock” shall mean common stock of Purchaser, par value $0.0001 per share.

“Common Stock Warrants” shall have the meaning set forth in Section 5.3(b).

“Confidentiality Agreement” means the confidentiality obligations of the Parties as provided in that certain Term Sheet, dated as of May 31, 2024, between Purchaser and Seller.

“Consent” shall have the meaning set forth in Section 6.3.

“Contract” shall mean any written agreement, contract, subcontract, license, sublicense, lease, indenture, Purchaser order or other legally binding commitment or undertaking of any nature.

“Contracting Parties” shall have the meaning set forth in Section 11.15.

“Data Room” shall mean the virtual data room related to the transactions contemplated by this Agreement.

“Disclosure Schedules” shall have the meaning set forth in the first sentence of Article IV.

“Dollars” or “$”, when used in this Agreement or any other Transaction Document, shall mean United States dollars unless otherwise stated.

“Effect” shall mean any change, effect, event, occurrence, state of facts or development.

“Effective Time” shall have the meaning set forth in Section 8.1.

“Employment Agreement” shall mean each employment agreement, including a non-competition and non-solicitation agreement, mutually agreed to and signed by Purchaser and a Key Employee as of or prior to the Closing.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” shall mean any entity (whether or not incorporated) which would be treated as a single employer with Seller or any of its Subsidiaries under Sections 414(b), (c), (m) or (o) of the Code and the Treasury Regulations promulgated thereunder.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Assets” shall mean all Assets of Seller other than the Transferred Assets, which shall be excluded from the Transferred Assets and retained by Seller.

“Excluded Liabilities” shall mean the Liabilities set forth in Exhibit A.

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“Excluded Taxes” shall mean any (a) Taxes of Seller (or any member, stockholder or Affiliate of Seller), or for which Seller (or any member, stockholder or Affiliate of Seller) is liable (including pursuant to Treasury Regulations Section 1.1502-6 (or any analogous or similar state, local, or non-U.S. Law), as a transferee or successor, by Contract, or pursuant to any other Law), for any Tax Period (including, for the avoidance of doubt, any such Tax that becomes a Liability of Purchaser under any common law doctrine of de facto merger or transferee or successor liability or otherwise by operation of Contract or Law); (b) Taxes related to the Excluded Assets or Excluded Liabilities, in each case, for any Tax period; (c) Taxes relating to the Acquired Business, the Transferred Assets or the Transferred Liabilities for any Pre-Closing Tax Period no matter when they accrue; and (d) any Transfer Taxes for which Seller is liable pursuant to Section 6.8(a) and other Taxes attributable to the transactions contemplated by this Agreement (including Taxes imposed on Purchaser as a result of the Parties’ failure to comply with any bulk sales Laws and other similar Laws in any applicable jurisdiction in respect of the transactions contemplated by this Agreement).

“Fraud” shall mean fraud as constituted under common law of the State of Delaware.

“GAAP” shall mean United States generally accepted accounting principles as promulgated by all relevant accounting authorities and as in effect on the date hereof.

“Governmental Authority” shall have the meaning set forth in Section 4.3(b).

“Held Asset” shall have the meaning set forth in Section 6.10(a).

“Indebtedness” shall mean, without duplication: (a) all obligations for the repayment of money borrowed (including the principal amount thereof or, if applicable, the accreted amount thereof) or with respect to any deposit or advance of any kind of Seller, whether or not represented by bonds, debentures, notes or other securities (whether or not convertible into any other security) and whether owing to banks, financial institutions, on credit cards or similar instruments, or otherwise (including any amounts owed by Seller under any credit card); (b) all obligations of Seller under any conditional sale or other title retention agreement relating to property acquired by Seller (other than trade accounts payable that were incurred in the ordinary course of business); (c) all obligations of Seller in respect of the deferred purchase price of any asset or service (other than current accounts payable incurred in the ordinary course of business that are not more than ninety (90) days past due); (d) all obligations of Seller to pay rent or other payment amounts under a lease which is required to be classified as a capital lease or a liability on the face of a balance sheet prepared in accordance with GAAP; (e) all outstanding reimbursement obligations of Seller with respect to letters of credit, bankers’ acceptances or similar facilities issued for the account of Seller; (f) all obligations of Seller under any interest rate swap agreement, forward rate agreement, interest rate cap or collar agreement or other financial agreement or arrangement entered into for the purpose of limiting or managing interest rate risks; (g) all obligations secured by (or for which any Person has to the right, contingent or otherwise, to be secured by) any Lien on property owned by Seller, whether or not indebtedness secured thereby will have been assumed; (h) all guaranties, endorsements, assumptions and other contingent obligations of Seller in respect of, or to purchase or to otherwise acquire, Indebtedness of others; (i) all premiums, penalties, fees, expenses, breakage costs and change of control payments required to be paid or offered in respect of any of the foregoing on prepayment (regardless if any of such have accrued), as a result of the consummation of the transactions contemplated by this Agreement or in connection with any lender or securityholder consent; (j) all accrued interest payable of Seller with respect to any of the foregoing; and (k) all Excluded Taxes that are accrued but unpaid as of the Closing Date.

“Indemnifying Party” shall have the meaning set forth in Section 9.4.

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“Independent Accountant” shall mean BDO USA, LLP or if such firm is unwilling or unable to serve as the Independent Accountant, such other firm of independent accountants of national standing to which Seller and Purchaser mutually agree in writing.

“Intellectual Property” shall mean all rights associated with the following: (a) patents and applications therefor, utility models and applications therefor and statutory invention registrations (including any continuations, continuations-in-part, divisionals, reissues, renewals, foreign counterparts or modifications for any of the foregoing); (b) trade secret rights, rights in know-how and all other rights in or to confidential business or technical information (“Trade Secrets”); (c) copyrights in works of authorship of any type (including copyrights in software), mask work rights and design rights, whether or not registered, and registrations and applications for registration thereof, and all rights therein provided by applicable international treaties or conventions, all moral and common law rights thereto; (d) trademarks, trade names, service marks, service names, trade dress rights, domain names, social media identifiers, URLs, IP addresses, IP address ranges and websites and similar designation of origin, in each case whether registered or unregistered, and all goodwill symbolized thereby and associated therewith (“Trademarks”); and (e) any similar, corresponding or equivalent rights to any of the foregoing anywhere in the world.

“IRS” shall mean the United States Internal Revenue Service.

“IT Infrastructure” shall mean all IT systems; network or telecommunications equipment and software, including desktop computer software; accounting, finance and database software; general software development and control systems; and tools, environments and other general IT functionality used in the operation of the Acquired Business.

“Key Employees” shall mean Nathaniel Bradley, Constantine Potamianos, Robert Bubeck, Sonia Choi and Brett Moyer.

“Law” shall mean any law, treaty, statute, ordinance, rule, code or regulation of a Governmental Authority or judgment, decree, order, writ, award, injunction or determination of an arbitrator or court or other Governmental Authority.

“Liabilities” shall mean any liabilities, obligations, guarantees (including lease guarantees), commitments, damages, losses, debts, claims, demands, judgments or settlements of any nature or kind, whether direct or indirect, known or unknown, fixed, accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured and whether or not required by GAAP to be provided or reserved against on a balance sheet.

“Liens” shall mean any mortgage, easement, lease, sublease, right of way, trust or title retention agreement, pledge, lien (including any lien for unpaid Taxes), charge, security interest, adverse claim, option or any restriction or other encumbrance of any kind.

“Losses” shall mean any and all losses, damages, Taxes, liabilities, costs (including reasonable out-of-pocket costs of investigation) and expenses, including interest, penalties, settlement costs, judgments, awards, fines, costs of mitigation, court costs and fees (including reasonable attorneys’ fees and expenses).

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“Material Adverse Effect” shall mean any Effect that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (a) the Acquired Business, results of operations, assets or financial (or other) condition of the Acquired Business, or the Transferred Assets, taken as a whole; provided, that Effects, alone or in combination, that arise out of or result from the following, individually or in the aggregate, shall not be considered when determining whether a Material Adverse Effect has occurred: (i) changes in economic conditions, financial, credit or securities markets in general or the industries and markets in which the Acquired Business is operated or in which products of the Acquired Business are used or distributed; (ii) any change after the date hereof in Laws, GAAP or any other accounting standard applicable to the Acquired Business, or the enforcement or interpretation thereof, applicable to the Acquired Business; (iii) acts of God (including any hurricane, flood, tornado, earthquake, any epidemics or quarantine restrictions or other natural disaster or any other force majeure event), calamities, national or international political or social conditions, including acts of war, the engagement in hostilities, or the occurrence of any military attack or terrorist act in the jurisdictions in which the Acquired Business is conducted or any escalation or worsening of any of the foregoing; or (iv) any action taken by Purchaser, including the announcement of the transactions contemplated by this Agreement and the other Transaction Documents; provided, however, that the exceptions in clauses (i), (ii) and (iii) shall only be applicable to the extent that such Effects do not have a disproportionate adverse impact on the Acquired Business relative to businesses in the same or similar industries as the Acquired Business, or (b) the ability of Seller or its Affiliates, as applicable, to perform their respective obligations under this Agreement in a timely manner or to consummate the transactions contemplated by this Agreement.

“Nasdaq” shall mean The Nasdaq Stock Market LLC.

“Nonparty Affiliates” shall have the meaning set forth in Section 11.15.

“NYSE” shall have the meaning set forth in Section 6.14(b).

“Objection Period” shall have the meaning set forth in Section 9.5(b).

“Objections Notice” shall have the meaning set forth in Section 3.2.

“Omitted Asset” shall have the meaning set forth in Section 6.10(b).

“Open Source Code” shall mean any Software that is distributed under “open source” or “free software” terms, that is distributed under the GPL, LGPL, Mozilla License, Apache License, Common Public License, BSD license or similar terms and including any Software distributed with any license term or condition that: (a) requires or conditions, the use or distribution of such Software on the disclosure, licensing, or distribution of any source code for any portion of such Software or any derivative work of such Software; or (b) otherwise imposes any limitation, restriction, or condition on the right or ability of the licensee of such Software to use or distribute such Software or any derivative work of such Software.

“ordinary course of business” shall mean in the ordinary course of the operation of the Acquired Business, consistent with past practices of the Acquired Business.

“Outside Date” shall have the meaning set forth in Section 10.1(b).

“Outstanding Warrants” shall mean the Common Stock Warrants and Preferred Stock Warrants.

“Party” and “Parties” shall have the respective meanings set forth in the Recitals to this Agreement.

“Permits” shall mean any permit, franchise, authorization, license or other consent or approval, waiver, exemption or allowance issued or granted by any Governmental Authority or pursuant to any Law and, for the avoidance of doubt, shall not include Public Use Licenses.

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“Permitted Liens” shall mean (a) Liens for Taxes not yet due and payable or being contested in good faith by appropriate proceedings, (b) mechanics’, workmen’s, repairmen’s, warehousemen’s, carriers’ or other similar Liens, including all statutory Liens, or notices of commencement or similar filings, arising or incurred in the ordinary course of business with respect to any amounts not yet due and payable or which are being contested in good faith through (if then appropriate) appropriate proceedings, (c) original purchase price conditional sales contracts and equipment leases, and related liens and financing statements, with third parties entered into in the ordinary course of business and (d) Liens that do not, individually or in the aggregate, materially affect the use of the underlying Transferred Asset for the purpose it is being utilized for by the Acquired Business on the Closing Date.

“Person” shall mean an individual, corporation, partnership, limited liability company, association, trust, incorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

“Pre-Closing Tax Period” shall mean any taxable period (or portion thereof) ending on or before the Closing Date.

“Preferred Stock” shall have the meaning set forth in Section 5.3(a)(ii).

“Preferred Stock Warrants” shall have the meaning set forth in Section 5.3(c).

“Proceeding” shall mean any claim, action, arbitration, audit, hearing, inquiry, examination, proceeding, litigation or suit (whether civil, criminal, or administrative) commenced, brought, conducted, or heard by or before, or otherwise involving any Governmental Authority or arbitrator.

“Promissory Note” shall mean an unsecured promissory note, in a form to be mutually agreed between the Parties, having the following terms: (i) the maturity date will be on the third anniversary of the Closing Date (the “Maturity Date”), (ii) the outstanding principal plus accrued and unpaid interest shall be paid on the Maturity Date, (iii) for so long as the Promissory Note remains outstanding, in the event that Purchaser receives proceeds from any one or more subsequent financings (the “Subsequent Financing”), then, at Seller’s option it may demand that ten percent (10%) of such proceeds shall be used to repay the outstanding balance of the Promissory Note, (iv) if the aggregate gross proceeds of the Subsequent Financings reach or exceed $50,000,000, then Purchaser shall repay the Promissory Note in full, and (v) if the outstanding balance of the Promissory Note is not fully repaid on the Maturity Date, Seller is entitled to convert the outstanding amount into shares of Common Stock using seventy-five percent (75%) of the average of the VWAPs for the ten (10) consecutive Trading Days ending on (and including) the Maturity Date.

“Proxy Statement” shall have the meaning set forth in Section 6.16.

“Public Use License” shall mean any commercial data license granted by a Governmental Authority.

“Purchase” shall mean the purchase and sale of the Transferred Assets and the assumption of the Transferred Liabilities on the terms set forth in this Agreement and the other Transaction Documents.

“Purchase Price” shall have the meaning set forth in Section 3.1.

“Purchaser” shall have the meaning set forth in the Recitals.

“Purchaser Fairness Opinion” shall have the meaning set forth in Section 6.17.

“Purchaser Fundamental Representations” shall mean the representations and warranties set forth in Section 5.1 (Corporate Existence), Section 5.2 (Corporate Authority), Section 5.3 (Capitalization), and Section 5.4 (Governmental Approvals and Consents).

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“Purchaser Indemnified Person” shall have the meaning set forth in Section 9.2(a).

“Purchaser Stockholder Approval” shall have the meaning set forth in Section 5.2(b).

“Purchaser Stockholders Meeting” shall have the meaning set forth in Section 6.16.

“Release” shall be defined as that term is defined in 42 U.S.C. § 9601 (22).

“Representative” shall mean, with respect to any Person, any officer, director, principal, partner, manager, member, attorney, accountant, agent, employee, consultant, financial advisor or other authorized representative of such Person.

“Retained Contracts” shall mean all Contracts of Seller other than the Transferred Contracts.

“Royalty Agreement” shall have the meaning set forth in the Recitals.

“Sanctioned Country” shall mean a country or territory which is itself the subject of or target of comprehensive Sanctions.

“Sanctioned Person” shall mean a Person (a) listed on any Sanctions-related list of designated Persons maintained by a Governmental Authority, (b) located, organized or resident in a Sanctioned Country or (c) greater than 50% owned or controlled by one or more Persons described in clauses (a) or (b) above.

“Sanctions” shall mean any Laws in any part of the world related to import transactions, export transactions, or economic or trade sanctions or restrictions; the economic sanctions rules and regulations implemented under statutory authority or the U.S. President’s Executive Orders and administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or U.S. Department of State; and all relevant Laws made under any of the foregoing.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” shall have the meaning set forth in the Recitals to this Agreement.

“Seller Fundamental Representations” shall mean the representations and warranties set forth in Section 4.1 (Corporate Existence), Section 4.2 (Corporate Authority; Binding Effect), Section 4.3 (No Conflicts; Governmental Approvals and Consents), Section 4.4 (Subsidiaries), Section 4.6 (Solvency; Fraudulent Conveyance), Section 4.9 (Sufficiency of Assets), Section 4.10 (Title to Transferred Assets; Properties), Section 4.15(d) (Ownership), Section 4.15(e) (Infringement), and Section 4.15(o) (Transferred IP List; Sufficiency).

“Seller Products” shall mean Seller’s products and services solely to the extent they utilize the Transferred Assets.

“Seller Service Provider” shall mean any current or former employee, independent contractor, consultant, agent, advisor, founder, officer or director of Seller.

“Seller Software” shall mean Software of Seller solely to the extent it utilizes the Transferred Assets.

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“Software” shall mean computer software (including web sites, HTML code, and firmware and other software embedded in hardware devices), source code, and object code, application programming interfaces, software tools, and user interfaces.

“Specific Indemnity” shall have the meaning set forth in Section 0.

“Specific Indemnity Claim” shall have the meaning set forth in Section 0.

“Specified Representations” shall mean the representations and warranties set forth in Section 4.18 (Tax Matters) and Section 4.19 (Employment Matters; Benefits Plans).

“Straddle Period” mean any taxable period beginning on or before and ending after the Closing Date.

“Subsidiary” or “Subsidiaries” of Purchaser, Seller or any other Person shall mean any corporation, partnership or other legal entity of which Purchaser, Seller or such other Person, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

“Tax” or “Taxes” shall mean (a) any federal, state, local, non-U.S. or other income, alternative, minimum, accumulated earnings, personal holding company, franchise, unincorporated business, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, sales, use, excise, custom duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental, real and personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers’ compensation, payroll, health care, escheat, withholding, estimated or other tax, fee, duty, charge or assessment by a Governmental Authority of any kind whatsoever (including amounts imposed for failure to file or provide correct or timely information to any Governmental Authority or third parties), together with any interest, penalties, additions to tax and additional amounts imposed by any Governmental Authority, whether disputed or not, and (b) any obligation to indemnify or otherwise assume or succeed to any amount of the type described in clause (a) of any other Person.

“Tax Return” shall mean any return, declaration, report, election, claim for refund, disclosure, form, statement or other document relating to Taxes, and filed with or required to be filed with a Governmental Authority, including any schedule or attachment thereto, and including any amendment thereof.

“the knowledge of” a Party shall mean, with respect to Seller, the actual knowledge of Nathaniel Bradley after reasonable inquiry, and with respect to Purchaser, the actual knowledge of Brett Moyer after reasonable inquiry.

“Trading Day” means any day on which Nasdaq is open for trading.

“Transaction Documents” shall mean this Agreement, the Bill of Sale, Assignment and Assumption Agreement, the Employment Agreements, the Royalty Agreement, and all other documents to be executed in connection with the transactions contemplated by this Agreement.

“Transfer Taxes” mean any transfer, filing, recordation, ad valorem, value added, sales (including bulk sales), use, stamp, excise, license, documentary, or other similar Taxes, fees, or charges arising out of, in connection with, or attributable to the transactions contemplated by this Agreement.

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“Transferred Assets” shall mean the Assets set forth in Exhibit B.

“Transferred Contracts” shall have the meaning set forth in Exhibit B.

“Transferred IP” shall have the meaning set forth in Exhibit B.

“Transferred Liabilities” shall mean the Liabilities set forth in Exhibit C.

“Transferred Personal Property” shall mean the items of tangible personal property and interests therein, as listed in Schedule 1.1(a).

“Treasury Regulations” means the regulations promulgated under the Code.

“VWAP” means, for any Trading Day, the volume-weighted average price at which the shares of Common Stock trade on Nasdaq as reported by Bloomberg L.P. calculated to four decimal places and determined without regard to after-hours trading or any other trading outside the regular trading session hours.

“WARN Act” shall mean the Worker Adjustment and Retraining Notification Act of 1988, 29 U.S.C. § 2101, et seq. and similar state and local laws.

1.2           Rules of Construction.

(a)           The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein (or is otherwise entitled to indemnification) in any respect, the fact that there exists another representation, warranty or covenant (including any indemnification provision) relating to the same subject matter (regardless of the relative levels of specificity) which such Party has not breached (or is not otherwise entitled to indemnification with respect thereto) shall not detract from or mitigate the fact that such Party is in breach of the first representation, warranty or covenant (or is otherwise entitled to indemnification pursuant to a different provision).

(b)           The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement, will refer to this Agreement as a whole (including any annexes, exhibits and schedules to this Agreement) and not to any particular provision of this Agreement, and recital, article, section, subsection, exhibit, annex and schedule references are to this Agreement unless otherwise specified. The exhibits, annexes and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement. The words “include,” “including” or “includes” when used herein shall be deemed in each case to be followed by the words “without limitation” or words having similar import. When a reference is made in this Agreement to “Articles,” “Sections,” or “Exhibits,” such reference shall be to an Article or Section of, or an Exhibit to this Agreement unless otherwise indicated. The word “extent” in the phrase “to the extent” means the degree to which a thing extends, and does not simply mean “if”. The headings and table of contents in this Agreement are included for convenience of reference only and will not limit or otherwise affect the meaning or interpretation of this Agreement. The meanings given to terms defined herein will be equally applicable to both the singular and plural forms of such terms. The use of “Affiliates” and “Subsidiaries” shall be deemed to be followed by the words “as such entities exist as of the relevant date of determination”. Any reference to “days” means calendar days unless Business Days are expressly specified. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa. The word “or” is not exclusive, unless the context otherwise requires. An accounting term not otherwise defined herein has the meaning ascribed to it in accordance with GAAP (it being understood that in the event of any discrepancy between GAAP and the provisions of this Agreement, the provisions of this Agreement shall control). A reference to a statute, listing rule, regulation, order or other applicable law includes a reference to the corresponding regulations and instruments and includes a reference to each of them as amended, consolidated, recreated, replaced or rewritten.

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Article II
PURCHASE AND SALE; ASSUMPTION OF LIABILITIES

2.1           Purchase and Sale of the Transferred Assets.

Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller shall sell, assign, transfer, convey and deliver, or shall cause to be sold, assigned, transferred, conveyed and delivered, to Purchaser, and Purchaser shall purchase, acquire and accept all right, title and interest in and to the Transferred Assets, free and clear of all Liens other than Permitted Liens. For the avoidance of doubt, the Transferred Assets shall not include the Excluded Assets.

2.2           Transferred Liabilities; Retention by Seller of Excluded Liabilities.

Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Purchaser shall assume, pay, perform and discharge when due all of the Transferred Liabilities. For the avoidance of doubt, Purchaser shall not be obligated or have any responsibility of any nature, in any event, to assume, pay, perform, discharge or be responsible for any of the Excluded Liabilities, including liabilities relating to the Acquired Business, or Transferred Assets that exist or arise out of the operation or ownership of the Transferred Assets or Business, on or prior to the Closing, and that is not a Transferred Liability.

2.3           Consent to Assignment.

(a)           Notwithstanding anything in this Agreement to the contrary, but subject to Section 6.3, this Agreement shall not constitute a sale, assignment, transfer, conveyance or delivery of any Transferred Asset (including any Contract or Permit or any claim, right or benefit arising thereunder or resulting therefrom, in each case, included in the Transferred Assets) if any attempted sale, assignment, transfer, conveyance or delivery of such Transferred Asset (i) would constitute a breach or violation of any applicable Law (whether by operation of law or otherwise), (ii) would adversely affect the rights of Purchaser and its Affiliates thereunder or (iii) if such Transferred Asset cannot be sold, assigned, transferred, conveyed or delivered without any Consent that has not been obtained (or does not remain in full force and effect at) the Closing (any such Transferred Asset, a “Deferred Asset”), unless and until (A) such Deferred Asset can be sold, assigned, transferred, conveyed or delivered in accordance with Section 2.1 without such breach, violation of Law or adverse effect on Purchaser’s rights thereunder, or (B) such Consent is obtained at or prior to Closing (and remains in full force and effect at the Closing), at which time, in the case of clauses (A) and (B), and without the payment of any further consideration by any Person, such Deferred Asset and related Transferred Liability shall be deemed to be sold, assigned, transferred, conveyed or delivered in accordance with Section 2.1 and assumed in accordance with Section 2.3(a) and shall cease to be a Deferred Asset. With respect to any such Deferred Asset, including after Closing, Seller shall, and shall cause its Affiliates to, (1) use its commercially reasonable efforts to obtain, or cause to be obtained, all Consents required to assign or transfer such Deferred Asset to Purchaser (or its Affiliate) and (2) upon obtaining the requisite Consents, sell, assign, transfer, convey and deliver all rights associated with such Deferred Asset to Purchaser (or its Affiliate), in each case, without the payment of any further consideration by any Person or agreement by any Person to any amendments, modifications or waivers of any terms of any Deferred Assets that would adversely affect the rights of Purchaser and its Affiliates thereunder in order to obtain such Consents.

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(b)          To the extent and during the period any Transferred Asset remains a Deferred Asset, and without further consideration (i) Seller shall use commercially reasonable efforts to provide Purchaser and its Affiliates (and their respective designees) the maximum allowable use of the Deferred Asset (which shall include, at a minimum, the economic benefits of such Deferred Asset), including by establishing an agency type or other similar arrangement reasonably satisfactory to Purchaser under which Purchaser, its Affiliates and their respective designees would obtain, to the fullest extent practicable, the applicable Deferred Assets and assume the applicable Transferred Liabilities arising thereunder or resulting therefrom in accordance with this Agreement (including by means of any subcontracting, sublicensing or subleasing arrangement), and (ii) to the extent permitted by applicable Law, Seller shall, and shall cause its Affiliates to, use commercially reasonable efforts to exercise, enforce and exploit, only at the direction of and for the benefit of Purchaser, any and all claims, rights and benefits of Seller or its Affiliates arising in connection with such Deferred Asset. During such period and without further consideration, (A) Seller shall promptly (and in any event, within three (3) Business Days) pay, assign and remit to Purchaser when received all monies and other consideration received by it or its Affiliates under any Deferred Asset or any claim, right or benefit arising thereunder, and (B) Purchaser shall promptly pay, perform or discharge when actually due any Transferred Liability arising thereunder. Notwithstanding the foregoing, to the extent that such Consent has not been obtained by the date that is one (1) year after the Closing, Seller shall no longer be obligated to provide the services described in this Section 2.3 with respect to any Deferred Assets.

Article III
PURCHASE PRICE

3.1           Purchase Price.

(a)           On the terms and subject to the conditions set forth herein, the consideration payable in respect of the sale, assignment and delivery of the Transferred Assets shall be in the aggregate of $210,000,000 (the “Purchase Price”), and shall consist of (i) $10,000,000 payable in the form of the Promissory Note by Purchaser to Seller, (ii) $200,000,000 in validly issued, fully paid and nonassessable shares of restricted Common Stock, which number of shares shall be 40,000,000, and is calculated based on a per share price of $5.00 (the “Closing Stock Consideration”), and (iii) the assumption of the Transferred Liabilities, which clauses (i) through (iii) above, collectively, shall comprise the total consideration to be paid for the Transferred Assets. The Parties acknowledge that Purchaser will not be assuming any Excluded Liabilities and that Seller will remain responsible for all Excluded Liabilities.

(b)           At the Closing, Purchaser shall deliver to Seller the Promissory Note and issue to Seller the Closing Stock Consideration.

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3.2           Allocation of Purchase Price.

Purchaser and Seller agree that the Purchase Price (and all other amounts treated as consideration for U.S. federal and applicable state and local income Tax purposes) shall be allocated among the Transferred Assets for all purposes (including financial accounting and Tax purposes) in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder (the “Allocation Principles”). Within one hundred twenty (120) days after the Closing Date, Purchaser shall prepare and deliver to Seller a draft allocation schedule prepared in accordance with the Allocation Principles for Seller’s review and consent. Within thirty (30) days following the receipt by Seller of such draft allocation schedule, Seller shall review such draft allocation schedule and submit to Purchaser in writing any reasonable objections or proposed changes to the draft allocation schedule (an “Objections Notice”). Unless Seller submits an Objections Notice on or prior to the expiration of such thirty (30) day period, the draft allocation schedule prepared and delivered to Seller pursuant to this Section 3.2 shall be deemed agreed upon by the Parties and shall be deemed conclusive. If Seller submits an Objections Notice, the Parties shall negotiate in good faith and use their commercially reasonable efforts to resolve such dispute. If, after negotiating in good faith, the Parties are unable to agree on a mutually satisfactory allocation schedule within thirty (30) days after the expiration of the thirty (30) day period referred to above, so much of the draft allocation schedule that remains disputed shall be promptly referred to the Independent Accountant for resolution; provided, however, that the Independent Accountant shall be required to make its determination in a manner consistent with the Allocation Principles. Upon finalization of such allocation schedule (either by mutual agreement of the Parties (actual or deemed) or by the Independent Accountant) (the “Allocation Schedule”), (i) the Allocation Schedule shall be amended as, and to the extent necessary, to reflect any adjustment to the Purchase Price, (ii) except to the extent required to comply with audit determinations of any Governmental Authority with jurisdiction over a Party, Purchaser, Seller and their respective Affiliates shall report the purchase and sale for all required federal income Tax and all other applicable Tax purposes in a manner consistent with the Allocation Schedule, and (iii) Purchaser, Seller and their respective Affiliates shall not take any position in any Tax Return or Proceeding with respect to Taxes that is inconsistent with the Allocation Schedule without the consent of the other Party. Purchaser, Seller and their respective Affiliates agree to file Internal Revenue Service Form 8594 (Asset Acquisition Statement Under Section 1060), and all federal and state Income Tax Returns, in accordance with the Allocation Schedule, and Purchaser and Seller agree to provide the other with any information reasonably required to complete IRS Form 8594 within fifteen (15) days of any reasonable request for such information by such other Party.

3.3           Withholding.

Purchaser, Seller, their respective Affiliates and agents, and any other applicable withholding agent shall be entitled to deduct and withhold, or cause to be deducted and withheld, from any payment made pursuant to this Agreement such amounts as are required to be deducted or withheld under applicable Law. To the extent that such amounts are so deducted or withheld and paid over to the proper Governmental Authority, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

3.4           Adjustments.

Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Closing Date, any change in the number of outstanding shares of Common Stock shall occur as a result of a reclassification, recapitalization, stock split (including a reverse stock split) or similar event, or combination, exchange or readjustment of shares, or any stock dividend with a record date during such period, the Closing Stock Consideration shall be equitably adjusted to provide the same economic effect as contemplated by this Agreement prior to such event.

3.5           Fractional Shares.

Notwithstanding any other provision of this Agreement, no fractional shares of Common Stock shall be issued as the Closing Stock Consideration. The number of shares of Common Stock to which Seller is entitled under the terms hereof shall, be rounded down to the nearest whole number of shares of Common Stock.

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Article IV
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser, subject to the disclosures and exceptions set forth in the disclosure schedules delivered by Seller to Purchaser concurrently herewith (the “Disclosure Schedules”), as of the date hereof, as follows:

4.1           Corporate Existence.

Seller is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Seller has the requisite corporate power and authority to own, lease and operate its properties, rights and assets related to the Acquired Business (including the Transferred Assets) and to conduct the Acquired Business as the same is now being conducted by it. Seller is duly qualified to do business as a foreign corporation under the Laws of all jurisdictions where the nature of the Acquired Business or location of the Transferred Assets requires such qualification and is in good standing in each jurisdiction where such qualification is necessary, in each case, expect as would not be reasonably expected to have a Material Adverse Effect.

4.2           Corporate Authority; Binding Effect.

This Agreement and the other Transaction Documents to which Seller is a party and the consummation by Seller of the transactions contemplated hereby and thereby have been duly and validly authorized by Seller by all requisite corporate, partnership or similar action and no other proceedings on the part of Seller necessary for Seller to authorize the execution or delivery of this Agreement or any of the other Transaction Documents to which Seller is a party or to perform any of its obligations hereunder or thereunder. Seller has full corporate, limited liability company, partnership or similar organizational (as applicable) power and authority to execute and deliver the other Transaction Documents to which it is a party and to perform its obligations hereunder or thereunder. This Agreement has been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by each other Party) this Agreement constitutes a valid and legally binding obligation of Seller, enforceable against it in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and the implied covenant of good faith and fair dealing (the “Bankruptcy and Equity Exception”). When each other Transaction Document to which Seller is, or will be, party has been duly executed and delivered by Seller (assuming due authorization, execution and delivery by each other Party), such Transaction Document will constitute a valid and legally binding obligation of Seller, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.

4.3           No Conflicts; Governmental Approvals and Consents.

(a)           The execution and delivery of this Agreement and the other Transaction Documents by Seller to which it is a party, the performance by Seller of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby and thereby, do not (i) violate or conflict with any provision of the organizational documents of Seller, (ii) result in any violation or breach of, or constitute any default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or a loss of a benefit under, any Transferred Contract, (iii) result in the creation of any Lien (except for Permitted Liens) upon the Acquired Business or the Transferred Assets or (iv) violate, conflict with or result in any material breach under any provision of any Law applicable to Seller (to the extent it relates to the transactions contemplated by this Agreement), the Acquired Business or the Transferred Assets, in each case, expect as would not be reasonably expected to result in a Material Adverse Effect.

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(b)           No Consent, order or license from, notice to or registration, declaration or filing with, any United States, supranational or foreign, federal, state, provincial, municipal or local government agency, court of competent jurisdiction, administrative agency or commission or other governmental or regulatory authority or instrumentality (“Governmental Authority”), is required on the part of Seller in connection with the execution, delivery or performance of this Agreement or any of the other Transaction Documents to which Seller is a party or the consummation of the transactions contemplated hereby and thereby, except for such Consents, orders, licenses, filings or notices that have been or will be obtained as of the Closing.

4.4           Subsidiaries.

Section 4.4 of the Disclosure Schedules sets forth a complete and accurate list of each Subsidiary of Seller.

4.5           [Intentionally Omitted].

4.6           Solvency; Fraudulent Conveyance.

As of and immediately after the Closing, Seller is and will be able to pay its debts as they become due in the ordinary course of business and will own assets having a present fair saleable value greater than its stated Liabilities and identified contingent Liabilities, including any contingent Liabilities, Seller may have in respect of any actual or alleged violation or noncompliance of Law by Seller (exclusive of any Transferred Liabilities). Immediately after the Closing, Seller will have adequate capital to carry on its business and to perform its obligations under its Contracts, other than Transferred Contracts. Seller has not incurred, does not intend to incur, and does not reasonably believe it will incur debts beyond its ability to pay as such debts mature or become due. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated hereunder, delay or defraud either present or future creditors of Seller or to prevent Seller from performing its obligations under its Contracts, other than Transferred Contracts. The transactions contemplated hereunder do not constitute a fraudulent conveyance, or otherwise give rise to any right of any creditor of Seller whatsoever to any of the Transferred Assets after the Closing.

4.7           Indebtedness.

(a)           Section 4.7(a) of the Disclosure Schedules sets forth a complete and correct list of each item of Closing Indebtedness as of the date of this Agreement, identifying the creditor to which such Closing Indebtedness is owed, the title of the instrument under which such Closing Indebtedness is owed, the amount of such Closing Indebtedness as of the close of business on the date of this Agreement (or such other time as is specified in Section 4.7(a) of the Disclosure Schedules). Except as set forth in Section 4.7(a) of the Disclosure Schedules, no Closing Indebtedness contains any restriction upon the prepayment of any of such Closing Indebtedness. There is no Indebtedness with respect to the Transferred Assets or the Acquired Business other than the Closing Indebtedness.

(b)           With respect to each item of Closing Indebtedness, Seller is not in default and no payments are past due. Seller has not received any notice of a default, alleged failure to perform or any offset or counterclaim (in each case, that has not been waived or remains pending as of the date of this Agreement) with respect to any item of Closing Indebtedness. Except as set forth in Section 4.7(b) of the Disclosure Schedules, neither the consummation of any of the transactions contemplated by this Agreement nor the execution, delivery or performance of this Agreement or any of the other agreements, documents or instruments referred to in this Agreement will result in a default or breach of the terms of, or accelerate the maturity of or performance under, any conditions, covenants or other terms of any such Closing Indebtedness.

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4.8           Absence of Changes.

Since December 31, 2023, there has not been, to the knowledge of Seller, a Material Adverse Effect.

4.9           Sufficiency of Assets.

The Transferred Assets collectively constitute all of the assets, properties and rights of Seller that are necessary for, used or held for use in connection with the conduct of the Acquired Business as currently conducted, and will enable Purchaser to operate the Acquired Business after the Closing in substantially the same manner as it currently is operated by Seller.

4.10         Title to Transferred Assets; Properties.

(a)           Seller has or immediately prior to the Closing will have, and Purchaser will immediately after Closing acquire, marketable, exclusive and good title to, and have valid and enforceable rights to use the Transferred Assets, in all cases, free and clear of all Liens, except for Permitted Liens and Liens arising out of any actions by or on behalf of Purchaser or any of its Subsidiaries.

(b)           All items of Transferred Personal Property are (i) adequate and suitable for their present and intended uses, (ii) in good working order, operating condition and repair, subject to normal wear and tear, (iii) have no defects which materially detract from the value or which materially interfere with the present and intended uses, (iv) have been maintained in accordance with generally accepted industry practice, (v) comply in all material respects with valid and current certificates of occupancy or similar consents, licenses, permits, grants and other authorizations to the extent required by Law for the use thereof, and (vi) not obsolete or dangerous.

4.11         Transferred Contracts.

Seller has made available to Purchaser true, correct and complete copies of each of the Transferred Contracts, together with any amendments, modifications or supplements thereto. Each Transferred Contract is in full force and effect and is a valid and binding agreement of Seller, and the other parties thereto, enforceable in accordance with its terms. Seller is not in breach of or default, in any material respect, under any Transferred Contract to which it is a party, and to the knowledge of Seller, no other party to any such Transferred Contract is in breach thereof or default thereunder. Seller has not received from any counterparty any written notice of termination or written notice or claim of default by Seller under any Transferred Contract. No event has occurred that, with or without notice or lapse of time or both, would result in a breach or default, in any material respect, under any Transferred Contract by Seller.

4.12         Litigation.

Seller is not subject to any order, judgment, stipulation, injunction, decree or agreement with any party, including any Governmental Authority, that would prevent or reasonably be expected to interfere with or delay the consummation of the transactions contemplated by the Transaction Documents or, would be material to the Acquired Business, and/or the Transferred Assets. There are no Proceedings pending or, to the knowledge of Seller, threatened, against Seller in respect of the Acquired Business or the Transferred Assets.

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4.13         Compliance with Laws; Permits.

(a)           Compliance with Laws. In the last three (3) years, (i) Seller has conducted the Acquired Business conducted at all times in compliance, in all material respects, with all Laws applicable to the Acquired Business, and (ii) Seller has not received any written notice of any violation or alleged violation by the Acquired Business of any such applicable Law.

(b)           Permits. (i) Seller has all Permits that are necessary to conduct the Acquired Business as currently conducted, (ii) all such Permits are in full force and effect, (iii) the Acquired Business is not being conducted in violation or default of such Permits, (iv) Seller is not in receipt of any written notification that any Governmental Authority is threatening to revoke any such Permit, (v) all such Permits were lawfully obtained and (vi) all such Permits are transferable to Purchaser. Section 4.13(b) of the Disclosure Schedules sets forth all Permits used or held for use by Seller for the Acquired Business.

4.14         Anti-Corruption; International Trade.

(a)           In the last five (5) years, to the knowledge of Seller, neither it nor any of its officers, directors or employees has (i) made, authorized, solicited or received any bribe, unlawful rebate, payoff, influence payment or kickback, (ii) established or maintained, or is maintaining, any unlawful fund of corporate monies or properties, (iii) used or is using any corporate funds for any illegal contributions, gifts, entertainment, hospitality, travel or other unlawful expenses, (iv) violated or is violating in any respect Anti-Corruption Laws or (v) directly or indirectly, made, offered, authorized, facilitated or promised any payment, contribution, gift, entertainment, bribe, rebate, kickback, financial or other advantage, or anything else of value, regardless of form or amount, to any governmental official or any other Person, in each case (i) - (v), in connection with or relating to the Acquired Business.

(b)           Neither Seller nor, to the knowledge of Seller, any of its officers, directors or employees, is currently or has in the last five (5) years been: (i) a Sanctioned Person; (ii) operating in, organized in, conducting business with, or otherwise engaging in dealings with or for the benefit of any Sanctioned Person or in any Sanctioned Country; or (iii) otherwise in violation of any Sanctions.

(c)           Seller has not received from any Governmental Authority any notice, inquiry, or internal or external allegation, or made any voluntary or involuntary disclosure to a Governmental Authority, in each case, concerning any actual or potential violation or wrongdoing related to Sanctions or Anti-Corruption Laws, in each case, except as would not, individually or in the aggregate be material to the Acquired Business.

4.15         Intellectual Property.

(a)           Registered Intellectual Property. Section 4.15(a) of the Disclosure Schedules sets forth a correct and complete list of all registrations and applications for Transferred IP, including such:

(i)              patents owned or filed by, or on behalf of, Seller, or under which Seller has exclusive rights in any field or territory, including the country of filing, owner, filing number, date of issue or filing, expiration date and title;

(ii)             registered trademarks and pending applications for registration of trademarks owned or filed by, or on behalf of, or used by Seller, including country of filing, description of goods or services, registration or application number and date of issue;

(iii)            all registered copyrights and applications for registration of copyrights owned or filed by, or on behalf of, or used by Seller, including country of filing, owner, filing number, date of issue and expiration date; and

(iv)            domain names currently used in the Acquired Business.

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(b)           Unregistered Intellectual Property. Section 4.15(b) of the Disclosure Schedules sets forth a correct and complete list and location of all material unregistered Transferred IP that constitutes Seller Software.

(c)           All registrations and applications included in the Transferred Assets are subsisting and unexpired, valid, enforceable and otherwise in good standing and none of such registrations and applications have been adjudged invalid or unenforceable in whole or in part. All fees that are due and payable in respect of the Transferred IP have been duly paid, and Seller has taken all actions required in the prosecution of the Transferred IP. No Transferred IP is involved in any interference, opposition, reissue, reexamination, revocation, or equivalent proceeding, in which the scope, validity, enforceability or patentability of any such Transferred IP is being contested or challenged.

(d)           Ownership. Seller solely and exclusively owns or immediately prior to the closing will own all Transferred IP, free and clear of any Liens (other than Permitted Liens). Without limiting the generality of the foregoing:

(i)            Seller has entered into written agreements with each of its current employees who are/were involved in the creation of any Transferred IP, whereby such employees (x) assign to Seller all ownership interest and right they may have in any Transferred IP, invention, improvement, idea, discovery, development, writing, work of authorship, know-how, process, method and technology created or developed by such employees in connection with the performance of their services for the Acquired Business, and (y) acknowledge Seller’s sole and exclusive ownership of all such Transferred IP.

(e)           Infringement. Seller has not received any written notice, demand, or indemnification request, or is subject to any claim, injunction, directive, order, or Proceeding (including any oppositions, interferences or re-examinations) whether pending or threatened (i) asserting or suggesting that any infringement, misappropriation, violation, dilution or unauthorized use of Transferred IP is or may be occurring or has or may have occurred, in each case, relating to the Acquired Business or (ii) challenging the validity, enforceability or use of any Transferred IP. To the knowledge of Seller, the Seller Products and the Acquired Business, as currently and previously conducted or as currently contemplated to be conducted, do not infringe or misappropriate any Intellectual Property of third parties and has not infringed or misappropriated any Intellectual Property of third parties. To the knowledge of Seller, except as set forth in Section 4.15(e) of the Disclosure Schedules, no Person has infringed, misappropriated, diluted or violated, and no Person is currently infringing, misappropriating, diluting or violating, any Transferred IP in any respect.

(f)           Judgments. No Transferred IP is subject to any outstanding order, judgment, decree or stipulation that (i) conflicts with the use and distribution thereof in connection with the Acquired Business as currently conducted or (ii) would otherwise restrict or limit Purchaser’s ability to use, exploit, assign, transfer or license such Transferred IP following the Closing.

(g)           Inbound Licenses. Section 4.15(g) of the Disclosure Schedules identifies each Contract pursuant to which any Intellectual Property, including Transferred IP, is licensed, sold, assigned or otherwise conveyed or provided to Seller that is used by the Acquired Business, other than (i)  employment invention assignment agreements or consulting agreements between Seller and its employees or consultants made in the ordinary course of business consistent with past practice, (ii) open source software used in the Acquired Business, and (iii) non-exclusive off-the-shelf software licenses, including software-as-a-service offerings, with an annual or one time license fees of less than $10,000 per annum. Except with respect to Contracts listed or excluded from being listed in Section 4.15(g) of the Disclosure Schedule, there are no other Contracts used by the Acquired Business that require payments by way of royalties, fees or otherwise to any owner or licensor of, or other claimant to, any Intellectual Property reasonably necessary for the operations of the Acquired Business.

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(h)           Outbound Licenses. Section 4.15(h)(i) of the Disclosure Schedules lists each Contract under which Seller has granted rights to others in any Transferred IP, except those non-exclusive licenses granted by Seller to or with respect to the Seller Products entered into in the ordinary course of business substantially in the form of the Seller’s standard form of customer agreement. Except as provided in Section 4.15(h)(ii) of the Disclosure Schedules, (i) Seller has not granted, directly or indirectly, any current or contingent rights, licenses or interests in or to any source code of any Transferred IP, and (ii) Seller has not provided or disclosed any source code of any such product or service to any Person.

(i)            Protection and Confidentiality. Seller has implemented reasonable policies and procedures and has taken all reasonable steps and security measures necessary to maintain, enforce and protect their rights in the Transferred IP and at all times has maintained the confidentiality of all Trade Secrets included in, or otherwise used by, the Acquired Business. To the knowledge of Seller, none of the Trade Secrets used in the Acquired Business have been disclosed to a third party and Seller has not experienced any loss or data breach related thereto.

(j)            No Harmful Code. To the knowledge of Seller, none of the Seller Software contains any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” or “worm” (as such terms are commonly understood in the software industry) or any other malicious code that is designed or intended to have, or capable of performing, any of the following functions: (i) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (ii) damaging or destroying any data or file without the user’s consent.

(k)           Bugs. To the knowledge of Seller, none of the Seller Software or Seller Products: (i) contains any bug, defect, or error that materially adversely affects its use, functionality, or performance; or (ii) materially fails to comply with any applicable warranty or other contractual commitment relating to its use, functionality, or performance.

(l)            Source Code. Except as described in Section 4.15(l) of the Disclosure Schedules, no source code for any Seller Software has been delivered, licensed or made available by Seller to any escrow agent or other Person who is not a Seller Service Provider performing services solely for the benefit of Seller. Except as described in Section 4.15(l) of the Disclosure Schedules, Seller has no duty or obligation (whether present, contingent or otherwise) to deliver, license or make available the source code for any Seller Software to any escrow agent or other Person. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or would reasonably be expected to, result in the delivery, license or disclosure of the source code for any Seller Software by Seller to any other Person.

(m)          Use of Open Source Code.

(i)             Section 4.15(m)(i) of the Disclosure Schedules accurately identifies and describes: (A) each item of Open Source Code that is contained in or distributed with the Seller Software or from which any part of any Seller Software is derived; (B) the applicable license for each such item of Open Source Code; and (C) the Seller Software to which each such item of Open Source Code relates.

(ii)            Seller’s use, marketing, distribution, licensing, and sale of Seller Software or Seller Products does not violate any license terms applicable to any item of Open Source Code disclosed, or required to be disclosed, in Section 4.15(m)(i) of the Disclosure Schedules. Seller has complied with all licensing terms pertaining to each item of Open Source Code disclosed, or required to be disclosed, in Section 4.15(m)(i) of the Disclosure Schedules.

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(iii)           Except as expressly stated in Section 4.15(m)(iii) of the Disclosure Schedules, no Seller Software or Seller Product contains, is combined with, is derived from, is distributed with or is being or was developed using Open Source Code in a manner that, or using Open Source Code that is licensed under any terms that (other than with respect to such Open Source Code in its unmodified form): (A) imposes or could impose a requirement or condition that Seller grant a license under its patent rights or that any such Seller Software or part thereof: (1) be disclosed or distributed by any of Seller in source code form; (2) be licensed by Seller for the purpose of making modifications or derivative works; or (3) be redistributable at no charge; or (B) otherwise imposes or could impose any other material limitation, restriction, or condition on the right or ability of Seller to use or distribute any such Seller Software.

(iv)           Section 4.15(m)(iv) of the Disclosure Schedules sets forth a list of Software or other technology that any Seller Service Provider has contributed to an open source project or made available under an open source license in their capacity as a Seller Service Provider.

(n)           Royalty Obligations. Section 4.15(n) of the Disclosure Schedules contains a complete and accurate list of each Contract pursuant to which Seller is obligated to pay any royalties (or similar fees (other than standard license fees), commissions or other amounts) to any other Person (including any Governmental Authority or academic institution) upon or solely for the use, distribution, making available or other exploitation of any Transferred IP.

(o)          Transferred IP List; Sufficiency. Exhibit B contains a true, complete and correct list of all Transferred IP. Except for what is contained in Exhibit B and the Intellectual Property licensed to Seller pursuant to those Contracts set forth in (or excluded from being set forth in) Section 4.15(g) of the Disclosure Schedules, there is no other Intellectual Property materially used in or materially necessary for the operation of the Acquired Business as currently conducted.

(p)           Effects of this Transaction. Other than as set forth in Schedule 4.15(p), neither this Agreement nor the transactions contemplated herein will result in: (i) Purchaser or any of its Affiliates being required to grant to any third party any license or other right in or to use any of their Intellectual Property pursuant to any Transferred Contracts; (ii) the delivery, disclosure, the obligation to deliver or disclose, or give rise to option to receive or deliver, any source code pertaining to the Transferred IP; or (iii) the default under, or give rise to a right of payment, termination, cancellation or acceleration of any Contracts listed or required to be listed in Section 4.15(g). Purchaser will have the same rights and privileges in the Transferred IP as Seller had in the Transferred IP immediately prior to the Closing.

4.16         Privacy and Data Security.

(a)           The use, storage, sharing, disclosure, dissemination, processing and disposal of any personally identifiable information and personal data of the Acquired Business (including, as applicable, customers, and consumers making purchases through customers, and employees) is in compliance in all material respects with all applicable privacy policies, terms of use, contractual obligations and applicable Laws. Seller maintains safeguards and procedures regarding data security and privacy that are commercially reasonable and consistent with industry standards and applicable data protection and privacy Laws.

(b)           Seller maintains complete, accurate and up to date records of its personal data processing activities in relation to the Acquired Business in accordance with applicable data protection and privacy Laws.

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(c)           In the last five (5) years, there have been no security breaches relating to, or violations of any security policy regarding, or any unauthorized access of, any personal data used by or on behalf of Seller in connection with the Acquired Business, other than those that were resolved without material cost, material liability or the duty to notify any Person.

4.17         [Intentionally Omitted].

4.18         Tax Matters.

(a)           Except as set forth in Section 4.18(a) of the Disclosure Schedules, all income and other material Tax Returns required to be filed by Seller have been duly and timely filed, all such Tax Returns are true, correct, and complete in all material respects, and all Taxes of Seller required to be paid (whether or not shown on any Tax Return) have been duly and timely paid. There is no extension of time within which to file any Tax Return relating to the Acquired Business or the Transferred Assets, and no request for such extension is currently pending. There is no power of attorney with respect to Taxes that could affect the Acquired Business or the Transferred Assets after the Closing. Seller has not incurred any Liability for Taxes relating to the Acquired Business or the Transferred Assets other than in the ordinary course of business.

(b)           There are no Liens for Taxes (other statutory Liens for Taxes not yet due and payable) on any of the Transferred Assets.

4.19         Employment Matters; Benefit Plans.

(a)           Seller neither is nor has been (i) a party to or bound by any collective bargaining agreement, trade union agreement, works council agreement or other similar agreement (including any such agreement applicable on a national and/or industry-wide basis) (each of the foregoing, a “Labor Contract”), (ii) subject to a legal duty to bargain with, or in recognition of, any labor union, works council, trade union or similar employee representative group (each, an “Employee Representative”); (iii) the object of any attempt to organize or obtain recognition with respect to its employees for collective bargaining purposes or representation by any Employee Representative, or presently operating under an expired Labor Contract; or (iv) party to or subject to any actual or, to the knowledge of Seller, threatened, organizing activity, strike, work stoppage, picketing, boycott or similar activity.

(b)           Neither Seller nor any ERISA Affiliate sponsors, maintains, contributes to, or has any Liability with respect to (or has, within the past six (6) years, sponsored, maintained, contributed to or had any Liability with respect to) any (i) single employer pension plan that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code or (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), in each case, for the benefit of any Business employee. Seller has no Liability in respect of, or obligation to provide, post-employment or post-retirement health, medical, or life insurance benefits, whether under a Benefit Plan or otherwise, to any Business employee, except as required under Section 4980B of the Code or any similar applicable Law.

(c)           Seller has no liability with respect to a plan that is subject to Title IV of ERISA that could become a liability of Purchaser or any of its Affiliates. There are no participant loans of any Business employee outstanding under the Seller’s tax-qualified employee savings plan(s) maintained in the U.S. which will become payable as a result of or in connection with the consummation of transactions contemplated by this Agreement.

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4.20         Brokers and Other Advisors.

Seller has not retained any investment banker, finder or broker who would have a valid claim for a fee, brokerage, commission or similar compensation in connection with the negotiation, execution or delivery of this Agreement or any of the other Transaction Documents or the consummation of any of the transactions contemplated hereby or thereby.

4.21         Business Records.

All files, documents, ledgers, instruments, papers, books and records and similar information (whether in paper, digital or other tangible or intangible form) that are used or held for use by Seller and necessary for Seller’s conduct of, the Acquired Business, the Transferred Assets or the Transferred Liabilities, including all technical information, quality control records, blueprints, research and development notebooks and files, customer credit data, mailing lists, warranty information, operating guides and manuals, studies and reports, catalogs, advertising and promotional materials, brochures, standard forms of documents, product testing reports, manuals, sales and promotional literature, drawings, technical plans, business plans, budgets, price lists, customer and supplier lists and records (including correspondence), referral sources, but excluding any minute books, stock ledgers, financial records, Tax records and other materials that Seller is required by Law to retain (the “Business Records”) have been kept in the ordinary course of business and are true, complete and correct in all material respects. Copies of such Business Records have been made available to Purchaser.

4.22         Bulk Transfer Laws.

There are no current or past creditors of Seller to whom any Law requires the delivery of notice or from whom any form of consent is required in conjunction with Seller’s undertaking of the transactions contemplated hereby.

4.23         Territorial Restrictions; Operation of the Business.

Seller is not restricted by any written agreement or understanding with any Person from carrying on the Acquired Business anywhere in the world or from expanding the Acquired Business in any way or entering into any new businesses, except for such restrictions that would not apply to the Acquired Business or Purchaser following the Closing.

4.24         Seller Investment Acknowledgments.

(a)           Seller acknowledges and understands that the investment in any shares of Common Stock issuable pursuant to this Agreement involves substantial risk and when issued by Purchaser in accordance with this Agreement (i) will not be registered for sale under the Securities Act or any other applicable securities Laws, and (ii) may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities Laws or pursuant to an exemption therefrom, and in each case in compliance with the conditions set forth in this Agreement.

(b)           Seller acknowledges and understands that it is acquiring any shares of Common Stock for its own account, for investment purposes only and not with a view toward, or for sale in connection with, any distribution thereof, or with any present intention of distributing or selling any shares of Common Stock, in each case, in violation of the federal Securities Laws or any other applicable Law. Seller represents that it is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D of the Securities Act.

(c)           Seller understands and agrees that the shares of Common Stock issuable pursuant to this Agreement may not be transferred, sold, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and any other provision of applicable United States federal, United States state, or other Law or pursuant to an applicable exemption therefrom.

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(d)           Seller acknowledges and agrees that the certificates representing any shares of Common Stock issued pursuant to this Agreement shall bear a restrictive legend substantially similar to the following (together with any other legend or legends required by applicable state or foreign securities laws or otherwise):

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN AN ASSET PURCHASE AGREEMENT PURSUANT TO WHICH THESE SECURITIES WERE ORIGINALLY ISSUED, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESTRICTIONS ARE BINDING ON PERMITTED TRANSFEREES OF THESE SHARES.

THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT VOTING AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH THEREIN.

4.25         Exclusivity of Representations; No other Representations or Warranties.

The representations and warranties made by Seller in this Agreement and the other Transaction Documents are the sole and exclusive representations and warranties made by Seller in connection with the transactions contemplated by this Agreement or the other Transaction Documents. Seller hereby disclaims any other express or implied representations or warranties.

Article V
REPRESENTATIONS OF PURCHASER

Purchaser represents and warrants to Seller as follows:

5.1           Corporate Existence.

Purchaser is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Purchaser has the requisite corporate, limited liability company, partnership or similar power and authority to own, lease and operate its properties, rights and assets related to its business and to conduct its business as the same is now being conducted by it. Purchaser is duly qualified to do business as a foreign corporation under the Laws of all jurisdictions where the nature of its business or location of its assets requires such qualification and is in good standing in each jurisdiction where such qualification is necessary, except as would not be expected to have a material adverse effect.

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5.2           Corporate Authority.

(a)           This Agreement and the other Transaction Documents to which Purchaser is a party and the consummation of the transactions contemplated hereby and thereby involving Purchaser have been duly authorized by Purchaser by all requisite corporate action. Purchaser has all corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder. This Agreement has been duly executed and delivered by Purchaser, and the other Transaction Documents will be duly executed and delivered by Purchaser, and this Agreement constitutes, and the other Transaction Documents when so executed and delivered will constitute, a valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms subject to the Bankruptcy and Equity Exception.

(b)           The execution and delivery of this Agreement and the other Transaction Documents by Purchaser, the performance by Purchaser of its obligations hereunder and thereunder and the consummation by Purchaser of the transactions contemplated hereby and thereby do not and will not (i) violate or conflict with any provision of the respective certificate of incorporation or by-laws or similar organizational documents of Purchaser, (ii) result in any violation or breach or constitute any default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any Lien under any contract, indenture, mortgage, lease, note or other agreement or instrument to which Purchaser is subject or is a party, or (iii) violate, conflict with or result in any breach under any provision of any Law applicable to Purchaser or any of its properties or assets, except, in the case of clauses (ii) and (iii), to the extent that any such default, violation, conflict, breach or loss would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Purchaser’s ability to consummate the transactions contemplated under this Agreement or to perform its obligations under this Agreement and the other Transaction Documents to which Purchaser is a party. Except for obtaining the affirmative vote of a majority of the votes cast by holders of issued shares of Common Stock at a duly convened and held general meeting of Purchaser at which a quorum is present (i) approving Purchaser and authorizing the board of directors of Purchaser (or a duly authorized committee thereof) to allot all shares of Common Stock to be issued in connection with the transactions contemplated hereof and approving the issuance of shares of Common Stock in connection with the transactions contemplated hereof, and (ii) any other resolutions required by Law or the rules and regulations of Nasdaq or other listing authority (the “Purchaser Stockholder Approval”), no other corporate action or proceeding on the part of Purchaser is necessary to authorize the execution, delivery and performance by Purchaser of this Agreement and the consummation by it of the transactions contemplated hereby.

5.3           Capitalization.

(a)           As of the date of this Agreement, the authorized capital of Purchaser consists of:

(i)            300,000,000 shares of Common Stock, 5,620,610 shares of which are issued and outstanding immediately prior to the date hereof. All of such outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws. The shares of Common Stock to be issued to Seller pursuant to this Agreement will be, at the time of issuance, duly authorized, fully paid and nonassessable and will be issued in compliance with all applicable federal and state securities laws.

(ii)           20,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), of which 375,000 shares have been designated Series B Preferred Stock, 0 of which are issued and outstanding immediately prior to the date hereof. All of the outstanding shares of Preferred Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

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(b)            Purchaser issued the following Common Stock warrants that are outstanding as of the date of this Agreement (collectively, the “Common Stock Warrants”):

(i)             warrants to purchase an aggregate of 9,793,531 shares of Common Stock at an average price per share equal to $4.45.

(c)            As of the date of this Agreement, Purchaser issued the following Preferred Stock warrants (collectively, the “Preferred Stock Warrants”):

(i)             (i)            warrants to purchase an aggregate of 1,750 shares of Series B Preferred Stock at an average price per share equal to $55.00.

5.4            Governmental Approvals and Consents.

No Consent, approval, order or authorization of, license or permit from, notice to or registration, declaration or filing with, any Governmental Authority, is required on the part of Purchaser in connection with the execution, delivery or performance of this Agreement or any of the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby except for such consents, approvals, orders or authorizations of, licenses or permits, filings or notices which have been obtained and remain in full force and effect and those with respect to which the failure to have obtained or to remain in full force and effect would not have or reasonably be expected to have, individually or in the aggregate, a material adverse effect on Purchaser’s ability to consummate the transactions contemplated under this Agreement or to perform its obligations under this Agreement and the other Transaction Documents to which Purchaser is a party.

5.5            Litigation.

Purchaser is not subject to any order, judgment, stipulation, injunction, decree or agreement with any party, including any Governmental Authority, that would prevent or reasonably be expected to interfere with or delay the consummation of the transactions contemplated by the Transaction Documents. There are no Proceedings pending or, to the knowledge of Purchaser, threatened against Purchaser or any of its Affiliates that would reasonably be expected to have a material impact on the Acquired Business or the Transferred Assets following the consummation of the transactions contemplated by the Transaction Documents.

5.6            Brokers and Other Advisors.

None of Purchaser nor any of its Affiliates has retained any financial advisor, investment banker, finder or broker who would have a valid claim for a fee, brokerage, commission or similar compensation from Seller or its Affiliates in connection with the negotiation, execution or delivery of this Agreement or any of the other Transaction Documents or the consummation of any of the transactions contemplated hereby or thereby.

5.7            Exclusivity of Representations; No other Representations or Warranties.

The representations and warranties made by Purchaser or any of its Affiliates in this Agreement and the other Transaction Documents are the sole and exclusive representations and warranties made by Purchaser and its Affiliates in connection with the transactions contemplated by this Agreement or the other Transaction Documents. Each of Purchaser and its Affiliates hereby disclaims any other express or implied representations or warranties.

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Article VI
AGREEMENTS OF PURCHASER AND SELLER

6.1            Conduct of the Business.

(a)            During the pre-Closing period, except as otherwise contemplated by the Transaction Documents or required by applicable law, Seller shall, in respect of the Transferred Assets and the Acquired Business, use commercially reasonable efforts to:

(i)             operate and conduct the Acquired Business in the ordinary course of business and in the same manner as such operations have been conducted prior to the date of this Agreement;

(ii)            (A) preserve intact its current business organization, (B) keep available the services of the Acquired Business employees, (C) maintain its relations and good will with all suppliers, customers, landlords, creditors, licensors, licensees, employees, independent contractors and other Persons having business relationships with Seller, and (D) promptly repair, restore or replace any Transferred Assets that are destroyed or damaged;

(iii)           comply with all material legal requirements and contractual Liabilities applicable to the operation of the Acquired Business and pay all applicable Taxes with respect thereto when due and payable;

(iv)           (A) confer regularly with Purchaser concerning operational matters relating to the Acquired Business and the Transferred Assets and (B) otherwise report regularly to Purchaser concerning the status of the Transferred Assets and the Acquired Business; and

(v)            notify Purchaser immediately of any inquiry, proposal or offer from any Person relating to any Acquisition Proposal.

(b)            During the pre-Closing period, except as otherwise contemplated by the Transaction Documents or required by applicable law, Seller shall not, without the prior written approval of Purchaser (which approval shall not be unreasonably withheld, conditioned or delayed) take any of the following actions with respect to the Transferred Assets or the Acquired Business:

(i)             except for sales or transfers of Seller Products in the ordinary course of business, sell or otherwise transfer, or agree, commit or offer (in writing or otherwise) to sell or otherwise transfer any interest in the Transferred Assets or the Acquired Business or any interest in or right relating to any such interest;

(ii)            permit, or agree, commit or offer (in writing or otherwise) to permit, any interest in the Transferred Assets or the Acquired Business to become subject, directly or indirectly, to any Lien (other than Permitted Liens);

(iii)           except for sales or transfers of Seller Products in the ordinary course of business, transfer, sell, lease, license or otherwise convey or dispose of any of the Transferred Assets;

(iv)           effect or become a party to any transaction in respect of an Acquisition Proposal;

(v)            terminate (other than by expiration) or amend or modify (other than by automatic extension or renewal if deemed an amendment or modification of any such contract) in any material respect any Transferred Contract;

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(vi)           enter into any Contract relating to the Acquired Business or the Transferred Assets or permit any of the Transferred Assets to become bound by any Contract, other than in the ordinary course of business;

(vii)          incur, assume or otherwise become subject to any Liability with respect to the Acquired Business or the Transferred Assets, except for liabilities (of the type required to be reflected in the “liabilities” column of a balance sheet prepared in accordance with GAAP) incurred in the ordinary course of business;

(viii)         commence or settle any Proceeding relating to the Acquired Business or the Transferred Assets;

(ix)            enter into any transaction or take any other action in the conduct of or otherwise relating to the Acquired Business or Transferred Assets outside the ordinary course of business;

(x)             enter into any transaction or take any other action that might cause or constitute a material breach of any representation or warranty made by Seller in this Agreement if (A) such representation or warranty had been made as of the time of such transaction or action, (B) such transaction had been entered into, or such action had occurred, on or prior to the date of this Agreement or (C) such representation or warranty had been made as of the Closing Date; and

(xi)            agree, commit or offer (in writing or otherwise) to take any of the actions described in this Section 6.1(b).

(c)            Notwithstanding the foregoing, nothing contained herein shall prevent Seller during the pre-Closing Period from taking any actions to facilitate the Closing, the Purchase or the consummation of the transactions contemplated by the Transaction Documents.

6.2            Investigation of Business.

During the Pre-Closing Period, and subject to applicable Laws and Section 6.4, Purchaser shall be entitled, including through its Representatives, to have such reasonable access to the properties, businesses, operations, personnel and books and records of, or pertaining to, the Acquired Business as it reasonably requests in connection with Purchaser’s efforts to consummate the transactions contemplated by this Agreement. Any such access and examination shall be conducted on reasonable advance written notice in accordance with Section 11.1, during regular business hours and under reasonable circumstances and shall be subject to restrictions under applicable Law. Seller shall use commercially reasonable efforts to cause the Representatives of Seller to cooperate with Purchaser and its Representatives in connection with such access and examination, and Purchaser and its Representatives shall reasonably cooperate with Seller and its Representatives and shall use their commercially reasonable efforts to minimize any disruption to the Business. Notwithstanding anything herein to the contrary, no such access or examination shall be permitted to the extent that it would require Seller to disclose information subject to attorney-client privilege or conflict with any confidentiality obligations to which Seller bound solely on the basis that the disclosure of such information would, in the reasonable and good faith judgment of outside counsel to Seller, violate such attorney-client privilege or conflict with such confidentiality obligations; provided, however, that Seller shall promptly notify Purchaser thereof and use commercially reasonable efforts to seek alternative means to disclose such information as nearly as possible without adversely affecting such attorney-client privilege or confidentiality obligations.

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6.3            Necessary Efforts.

Subject to the other terms and conditions of this Agreement, Seller and Purchaser agree to use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated by the Transaction Documents and to use their respective reasonable best efforts to cause the conditions to each Party’s obligation to close the transactions contemplated hereby as set forth in Article VII to be satisfied, including all actions necessary to obtain (a) all licenses, certificates, permits, approvals, clearances, expirations, waivers or terminations of applicable waiting periods, authorizations, qualifications and orders (each a “Consent”) of any Governmental Authority required for the satisfaction of the conditions set forth in Section 7.1(b), and (b) all other Consents of any Person (including all required Consents under Transferred Contracts), necessary or desirable in connection with the consummation of the transactions contemplated by the Transaction Documents, it being understood that (i) neither Party nor any of their respective Subsidiaries shall be required to expend any money other than for filing fees or expenses or immaterial administrative or legal costs or expenses, and (ii) the prior written consent of Purchaser shall be required with respect to any amendment, waiver or modification to any Transferred Contract for the purpose of obtaining any such Consent that is adverse to Purchaser or the Acquired Business. The Parties shall cooperate fully with each other to the extent necessary in connection with the foregoing.

6.4            Public Disclosures.

Unless otherwise required by Law, no press release or other public announcement or comment pertaining to the transactions contemplated by this Agreement will be made by or on behalf of any Party or its Affiliates without the prior written approval of the other Party (which approval shall not be unreasonably withheld). If in the judgment of either Party upon the advice of outside counsel such a press release or public announcement is required by Law, the Party intending to make such release or announcement shall to the extent practicable use reasonable commercial efforts to provide prior written notice to the other Party of the contents of such release or announcement and to allow the other Party reasonable time to comment on such release or announcement in advance of such issuance.

6.5            Access to Records and Personnel.

(a)            Exchange of Information. After the Closing, each Party agrees to provide, or cause to be provided, to each other, as soon as reasonably practicable after written request therefor and at the requesting Party’s sole expense, reasonable access, during regular business hours, to the other Party’s employees and to any books, records, documents, files and correspondence in the possession or under the control of the other Party or such other Party’s Subsidiaries, in each case, relating to the Acquired Business, that the requesting Party reasonably needs (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting Party or any of its Affiliates (including under applicable securities Laws) by a Governmental Authority having jurisdiction over the requesting Party or any of its Affiliates, (ii) for use in any other judicial, regulatory, administrative or other proceeding or in order to satisfy Tax, audit, accounting, claims, regulatory, litigation or other similar requirements applicable to such requesting Party or any of its Affiliates, (iii) in connection with the preparation of the financial statements of such Party or its Affiliates or (iv) to comply with its obligations under this Agreement or any of the other Transaction Documents; provided, that such access shall not unreasonably interfere with the normal business operations of Seller, Purchaser or their respective Affiliates, as applicable. Notwithstanding anything to the contrary set forth in this Section 6.5(a), no Party shall be required to provide access to or disclose information (x) where such access or disclosure would violate any Law (including any applicable data protection and privacy Laws) or agreement, or waive any attorney-client or other similar privilege, and each Party may redact information regarding itself or its Subsidiaries or otherwise not relating to the other Party and its Subsidiaries, and, in the event such provision of information could be commercially detrimental, violate any Law or agreement or waive any attorney-client or other similar privilege, the Parties shall take all commercially reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence, or (y) in the event of a dispute between Seller or any of its Affiliates, on the one hand, and Purchaser or any of its Affiliates, on the other hand, except as would be required by applicable civil process or applicable discovery rules. To the extent that either Party is provided access to personal data by the other Party pursuant to this Section, the receiving Party shall (without prejudice to the foregoing obligations set forth in this Section 6.5(a)) comply with all applicable data protection and privacy laws with respect to such personal data.

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(b)            Ownership of Information. Any information owned by a Party that is provided to a requesting Party pursuant to this Section 6.5 shall be deemed to remain the property of the providing Party. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such information.

(c)            Record Retention. Except as otherwise provided herein, and to the extent permitted by applicable data protection and privacy Law, each Party agrees to retain the books, records, documents, instruments, accounts, correspondence, writings, evidences of title and other papers relating to the Acquired Business and the Transferred Assets (the “Books and Records”) in their respective possession or control for a period of six (6) years, following the Closing Date. Notwithstanding the foregoing, any Party may destroy or otherwise dispose of any Books and Records in accordance with its record retention policies consistent with past practice and/or applicable data protection and privacy Laws, provided that, prior to such destruction or disposal (i) such Party shall provide no less than 30 days’ prior written notice to the other Party of any such proposed destruction or disposal (which notice shall specify in reasonable detail which of the Books and Records is proposed to be so destroyed or disposed of), and (ii) if a recipient of such notice shall request in writing prior to the scheduled date for such destruction or disposal that any of the information proposed to be destroyed or disposed of be delivered to such recipient, such Party proposing the destruction or disposal shall, as soon as reasonably practicable, arrange for the delivery of such of the Books and Records as was requested by the recipient (it being understood that all reasonable out of pocket costs associated with the delivery of the requested Books and Records shall be paid by such recipient).

(d)            Access to Data Room. Until the earlier of termination of this Agreement and the Closing Date, Seller will not remove any of the documents from the Data Room provided in connection with the transactions contemplated hereby.

(e)            Other Agreements Providing for Exchange of Information. The rights and obligations granted under this Section 6.5 are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange or confidential treatment of information set forth in this Agreement.

(f)             Confidential Information; Public Disclosure. The Parties shall ensure that, on and at all times after the Closing Date: (a) each Party continues to keep the terms of this Agreement and the other Transaction Agreements strictly confidential; and (b) each Party keeps strictly confidential and does not use or disclose to any other Person, any non-public document or other non-public information that relates directly or indirectly to the Acquired Business, Transferred Assets, Seller, Purchaser or any Affiliate of Purchaser. Notwithstanding anything to the contrary contained herein or in the Confidentiality Agreement, Purchaser shall be permitted to make any public communications regarding this Agreement or the Purchase as Purchaser may determine is reasonable and appropriate.

6.6            Non-Competition.

(a)            From and after the Closing Date until the two (2) year anniversary of the Closing Date, Seller covenants and agrees, that it will not, and will cause Affiliates not to, directly or indirectly:

(i)             engage or be involved, directly or indirectly, in any business that competes with, the Acquired Business (any such business, a “Restricted Business”);

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(ii)            acquire beneficial ownership or voting control of any class of the outstanding equity interests (including any debt securities exercisable or exchangeable for, or convertible into, equity interests) of, or provide any loan or other financial assistance to, any Person that is engaged in a Restricted Business;

(iii)           solicit or attempt to solicit any business, entity or Person that was a customer engaged by the Acquired Business as of the Closing Date or during the twelve (12) months prior to the Closing Date (each a “Current Customer Relation”); and/or

(iv)           induce or attempt to induce any Current Customer Relation or any business, entity or Person that was a supplier, vendor, licensor, licensee, lessor or lessee, or other business relation of the Business as of the Closing Date or during the twelve (12) months prior to the Closing Date, to cease doing business with, or adversely modify its business relationship with, the Acquired Business.

(b)            Notwithstanding anything to the contrary in this Section 6.6, the provisions of Section 6.6(a) shall not (i) prohibit Seller and any Affiliate of Seller from, directly or indirectly, owning solely as a passive investment not in excess of two percent (2%) in the aggregate of any class of capital stock of any Person if such stock is publicly traded and listed on any national exchange, regardless of whether or not such Person is engaging in a Restricted Business; provided, Seller has no participation in the management of such Person and, (ii) be binding on or be applicable to any Person (an “Acquirer”) that, directly or indirectly, acquires in any transaction or series of transactions (x) equity securities of Seller representing fifty percent (50%) or more of the total voting power represented by Seller’s then issued and outstanding voting securities or (y) all or substantially all of the consolidated assets or business of Seller; provided, that in each case of clauses (x) and (y), Acquirer was not an Affiliate of Seller at the time of acquisition.

(c)            The Parties acknowledge and agree that the restrictions and limitations set forth in Section 6.6 through 6.7 are reasonable, valid in scope and in all other respects, enforceable, and essential to protect the value of Seller, the Excluded Assets, the Acquired Business and the Transferred Assets. If a court, tribunal or antitrust regulator of competent jurisdiction determines that any term or provision contained in Sections 6.6(a) and 6.7 or is invalid or unenforceable, the Parties agree that the court or tribunal will have the power to reduce the scope, duration or geographic area of the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision; provided, that any such reduction, deletion or replacement shall only be to the extent necessary to render such term or provision valid and enforceable.

6.7            Non-Solicitation; No-Hire.

From and after the Closing Date until the two (2) year anniversary of the Closing Date, Seller covenants and agrees, that it will not, directly or indirectly, solicit for employment, hire, employ, engage or offer employment to, or seek to induce or influence to leave employment with Purchaser or any of its Affiliates, any Key Employees.

6.8            Tax Matters.

(a)            Transfer Taxes. Transfer Taxes shall be borne fifty percent (50%) by Purchaser and fifty percent (50%) by Seller. The Parties shall timely file any Tax Returns with respect to Transfer Taxes. Seller and Purchaser shall use commercially reasonable efforts to cooperate to obtain any available mitigation, reduction, or exemption from any Transfer Taxes. Seller shall use commercially reasonable efforts to deliver, or cause to be delivered, to Purchaser through electronic transmission all Transferred Assets capable of being so delivered and all other Transferred Assets in such other manner reasonably determined and legally permitted to avoid or minimize any Transfer Taxes.

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(b)            Tax Apportionment. Seller shall pay to Purchaser at least five (5) days before the due date of any Taxes relating to the Acquired Business or the Transferred Assets for any Straddle Period an amount equal to the portion of such Taxes for which Seller is liable pursuant to this Section 6.8(b). For purposes of this Agreement, in the case of any real property, personal property, and similar Taxes (other than, for the avoidance of doubt, any Transfer Taxes) relating to the Acquired Business or the Transferred Assets for any Straddle Period, the portion of such Taxes that relates to the portion of such taxable period ending on the Closing Date and for which Seller shall be liable shall be deemed to be the amount of such Taxes for the entirety of such taxable period multiplied by a fraction the numerator of which is the number of days in the portion of such taxable period ending on and including the Closing Date and the denominator of which is the number of days in the entirety of such taxable period.

(c)            Cooperation and Assistance. Seller shall fully cooperate, as and to the extent reasonably requested by Purchaser, in connection with the preparation and filing of any Tax Returns and the conduct of any Proceeding with respect to Taxes, in each case, relating to the Acquired Business or the Transferred Assets, and the preparation of the Purchase Price allocation in accordance with Section 3.2. Such cooperation shall include the retention and (upon request) the provision of records, documents, and other information reasonably relevant to such Tax Returns or Proceedings or the Purchase Price allocation in accordance with Section 3.2. Such cooperation shall also include making employees available on a mutually convenient basis to provide additional information and explanation of any material provided pursuant to this Section 6.8(c).

(d)            Intended Tax Treatment. Purchaser and Seller acknowledge and agree that, for U.S. federal and applicable state and local income Tax purposes: (i) the delivery of the Purchase Price in exchange for the Transferred Assets pursuant to this Agreement shall be treated as a sale or exchange described in Section 1001 of the Code, and (ii) any Transferred Liabilities attributable to deferred revenue shall not be treated as giving rise to taxable income of Purchaser or its Affiliates under James M. Pierce Corp., 326 F.2d 67 (8th Cir. 1964). Except as otherwise required pursuant to a final “determination” as defined in Section 1313 of the Code (or any corresponding or similar provision of state, local, or non-U.S. Law), neither Purchaser nor Seller shall take a Tax position inconsistent with this Section 6.8(d).

(e)            Seller shall not permit to exist any Tax deficiencies (including interest and penalties) assessed against or relating to Seller, the Acquired Business or the Transferred Assets for any Pre-Closing Tax Period that would reasonably be expected to result in Liens on any of the Transferred Assets or Purchaser’s title or use of the Transferred Assets following the Closing Date or that would reasonably be expected to result in any claim for Taxes against Purchaser.

6.9            Mail Handling.

After the Closing Date, Seller shall transfer and endorse checks or drafts that constitutes a Transferred Asset, to Purchaser promptly after receipt. To the extent Seller receives any mail or packages addressed and delivered to Seller but relating to the Acquired Business, the Transferred Assets or the Transferred Liabilities, Seller shall promptly deliver such mail or packages to Purchaser. Neither Party may assert any set-off, hold-back, escrow or other restriction against any payment described in this Section 6.9.

6.10          Wrong Pockets.

To the extent that following the Closing, Seller or Purchaser discover that any Asset:

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(a)            not intended to be transferred to Purchaser pursuant to the transactions contemplated by this Agreement and the other Transaction Documents was transferred at, prior to or after the Closing (each such Asset, a “Held Asset”), Purchaser shall, and shall cause its Affiliates to, at Seller’s cost (i) promptly assign and transfer all right, title and interest in such Held Asset to Seller or its designated assignee without delivery of any incremental consideration therefor, and (ii) pending such transfer, (A) hold in trust such Held Asset and provide to Seller or its designated assignee all of the benefits associated with the ownership of the Held Asset, and (B) cause such Held Asset to be used or retained as may be reasonably instructed by Seller; and

(b)            intended to be transferred to Purchaser pursuant to the transactions contemplated by this Agreement and the other Transaction Documents was not transferred at, prior to or after the Closing (each such Asset, an “Omitted Asset”), Seller shall, and shall cause its Affiliates to, at Seller’s cost, (i) promptly assign and transfer all right, title and interest in such Omitted Asset to Purchaser or its designated assignee without delivery of any incremental consideration therefor, and (ii) pending such transfer, (A) hold in trust such Omitted Asset and provide to Purchaser or its designated assignee all of the benefits associated with the ownership of the Omitted Asset, and (B) cause such Omitted Asset to be used or retained as may be reasonably instructed by Purchaser.

For the avoidance of doubt, the provisions of this Section 6.10 shall not limit or otherwise prejudice any other rights or remedies of Purchaser under this Agreement. In no event shall Purchaser or any of its Affiliates be responsible for any fees or costs associated with transferring or assigning any right, title or interest in such Held Asset or Omitted Asset. In the event that Seller consolidates or merges with or into any Person, then and in each such case, Seller shall ensure that the successors and assigns of the applicable Person(s), as applicable, assume the obligations set forth in this Section 6.10. Notwithstanding anything to the contrary herein, in no event, shall Seller or its respective Subsidiaries sell any Omitted Assets by way of an asset transfer or similar transaction.

6.11          No Solicitation of Acquisition Proposals.

At all times prior to the Closing, the Parties shall not, and shall cause their respective Affiliates and their respective Representatives not to, directly or indirectly, (a) initiate, solicit or knowingly encourage or facilitate the making or submission of any Acquisition Proposal, (b) participate in any discussions or negotiations with any Person regarding an Acquisition Proposal or (c) furnish any information to any Person with respect to, or agree to or otherwise enter into, any Acquisition Proposal. From and after the date hereof, the Parties shall, and shall cause their respective Affiliates and their respective Representatives to, discontinue and not engage in any solicitation efforts or negotiations with respect to or in furtherance of any Acquisition Proposal. The Party shall promptly (and in any event within two (2) Business Days after receipt thereof by the Party, any of its Affiliates or any of its or their respective Representatives) advise the other Party in writing of any Acquisition Proposal in accordance with Section 11.1, request for information with respect to any Acquisition Proposal or inquiry with respect to or which could reasonably be expected to result in an Acquisition Proposal; the material terms and conditions of such request, Acquisition Proposal or inquiry; and the identity of the Person making the same.

6.12          Business Records.

At or prior to the Closing Date to the extent reasonably practicable, and otherwise on or promptly after the Closing Date, Seller shall, and shall cause its Affiliates to, deliver to Purchaser (or its designees) all (a) the Business Records and (b) the Transferred Personal Property. If, at any time following the Closing, Seller discovers in its possession or under its control any other such Business Records or Transferred Personal Property, Seller shall, at Seller’s sole cost, deliver promptly such Business Records or Transferred Personal Property to Purchaser (or any of its designees).

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6.13         Trademarks; Trade Names; Service Marks.

As soon as practicable after the Closing Date, Seller shall, and shall cause its Affiliates to, eliminate the use of all of the trademarks, trade names and service marks included in the Transferred Assets, in any of their forms or spellings, on all advertising, stationery, business cards, checks, purchase orders and acknowledgments, customer agreements and other contracts, business documents and marketing materials.

6.14         Name Change; Change of Stock Exchange and Ticker.

(a)           As promptly as practicable after the Closing, Purchaser shall use commercially reasonable efforts to change its name to Data Vault Holdings Inc.

(b)           As promptly as practicable after the Closing, the Parties will use their reasonable best efforts to assist Purchaser to give a written notice to Nasdaq, and comply with other transfer requirements, in connection with the transfer of the listing of its Common Stock from the Nasdaq Capital Market of the Nasdaq to the New York Stock Exchange (the “NYSE”). Purchaser shall commence the trading of its Common Stock on the NYSE under the symbol “DATA.” Trading on the Nasdaq Capital Market shall cease concurrently with the NYSE listing.

6.15         Notification.

At all times prior to Closing, Seller shall promptly notify Purchaser in writing of: (a) the discovery by Seller of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a breach of any representation or warranty made by Seller in this Agreement; (b) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a breach of any representation or warranty made by Seller in this Agreement if (i) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or (ii) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (c) any breach of any covenant or obligation of Seller; and (d) any event, condition, fact or circumstance that may make the timely satisfaction of any of the conditions set forth in Article VII impossible or unlikely. No such notification shall be deemed to supplement or amend this Agreement, including for purposes of determining (i) the accuracy of any representation or warranty made by Seller in this Agreement or in the Officer’s Certificate or (ii) whether any of the conditions set forth in Article VII has been satisfied.

6.16         Meeting of Stockholders.

Purchaser shall (i) establish a record date for a special general meeting of the its stockholders (the “Purchaser Stockholders Meeting”) for the purpose of seeking the Purchaser Stockholder Approval, which record date shall be as promptly as possible following the date hereof, (ii) duly convene and give notice of the Purchaser Stockholders Meeting as promptly as practicable and mail a proxy statement (such proxy statement and any amendment thereof or supplement thereto, the “Proxy Statement”) to the stockholders of Purchaser and (iii) hold the Purchaser Stockholders Meeting, and use commercially reasonable efforts to solicit the Purchaser Stockholder Approval. Purchaser shall schedule the Purchaser Stockholders Meeting to be held within forty (40) days of the initial mailing of the Proxy Statement; provided, however, that Purchaser may postpone, recess or adjourn the Purchaser Stockholders Meeting (i) with the consent of the Seller, (ii) to ensure that any required supplement or amendment to the Proxy Statement is provided to the stockholder of Purchaser within a reasonable amount of time in advance of the Purchaser Stockholders Meeting, (iii) if there are not sufficient affirmative votes in person or by proxy at such meeting to constitute a quorum or to obtain the Purchaser Stockholder Approval, to allow reasonable additional time for solicitation of proxies for purposes of obtaining a quorum or the Purchaser Stockholder Approval, as applicable, or (iv) as may be required by applicable Law or the charter documents of Purchaser.

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6.17         Purchaser Fairness Opinion.

Purchaser may obtain a written opinion from its financial advisor to the effect that, based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the transactions contemplated hereby are fair to the holders of Common Stock from a financial point of view (the “Purchaser Fairness Opinion”).

Article VII
CONDITIONS TO CLOSING

7.1           Conditions Precedent to Obligations of Purchaser and Seller.

The respective obligations of the Parties to consummate and cause the consummation of the Purchase shall be subject to the satisfaction (or mutual waiver, in whole or in part, by the Parties, to the extent permitted by applicable Law), at or prior to the Closing, of each of the following conditions:

(a)           No Injunction, etc. No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law that is in effect on the Closing Date that has or would have the effect of prohibiting or enjoining the Purchase or making the transactions contemplated by this Agreement illegal;

(b)           Governmental Approvals. Purchaser and Seller shall have timely obtained from each Governmental Authority all approvals, waivers and consents, if any, necessary for consummation of, or in connection with the transactions contemplated hereby;

(c)           Warrants. Each of the holders of the Outstanding Warrants shall have executed a letter agreement in respect of the Outstanding Warrants, in a form and in substance reasonably satisfactory to both Parties;

(d)           AQT Amendment. Purchaser and AQ Technology Partners, LLC (“AQT”) shall have executed an amendment to that certain letter agreement between Purchaser and AQT, dated as of July 26, 2022, which amendment shall be in a form and in substance reasonably satisfactory to both Parties;

(e)           Maxim Agreement. Purchaser and Maxim Group LLC (“Maxim”) shall have executed an amendment to that certain letter agreement between Purchaser and Maxim, dated as of July 22, 2024, which amendment shall be in a form and in substance satisfactory to both Parties; and

(f)            Promissory Note. Purchaser shall have issued the Promissory Note to Seller.

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7.2           Conditions Precedent to Obligation of Purchaser.

The obligation of Purchaser to consummate and cause the consummation of the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver, in whole or in part, by Purchaser in its sole discretion, to the extent permitted by applicable Law), at or prior to the Closing, of each of the following conditions:

(a)           Accuracy of Representations and Warranties of Seller. (i) The representations and warranties of Seller contained in this Agreement (other than Seller Fundamental Representations) (disregarding any exception or qualification of such representations and warranties that that are qualified by the terms “material”, “in all material respects”, “Material Adverse Effect”, or similar words or phrases) shall be true and correct as of the date of this Agreement and as of the Closing as if made as of the Closing (except to the extent such representations and warranties by their terms speak as of an earlier date, in which case they shall be true and correct as of such date), in all material respects, and (ii) the Seller Fundamental Representations shall be true and correct as of the date of this Agreement and as of the Closing as if made as of the Closing (except to the extent such representations and warranties by their terms speak as of an earlier date, in which case they shall be true and correct as of such date), other than as would have a de minimis impact;

(b)           Covenants of Seller. Seller shall have performed and complied in all material respects with all covenants contained in this Agreement to be performed by it at or prior to the Closing;

(c)           Officer’s Certificate. Purchaser shall have received a certificate signed by an authorized executive officer of Seller, dated the Closing Date, to the effect that the conditions specified in Sections 7.2(a) and 7.2(b) are satisfied;

(d)           Secretary’s Certificate. Purchaser shall have received a certificate of the secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the consummation of Purchaser and other transactions contemplated hereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby;

(e)           No Material Adverse Effect. Since the date of this Agreement, there shall have been no Material Adverse Effect with respect to the Acquired Business that has occurred and is continuing;

(f)            Certain Consents. The approvals, consents, ratifications or waivers listed in Schedule 7.2(f), in each case in a form reasonably satisfactory to Purchaser, shall have been obtained;

(g)           Key Employees. All Employment Agreements, entered into between Purchaser and the Key Employees (excluding Brett Moyer) in connection with this Agreement will be in full force and effect and no such Key Employee will have terminated, rescinded or repudiated his or her Employment Agreement, and Purchaser shall have made offers of employment to certain other employees of Seller, as may be requested by Seller and reasonably acceptable to Purchaser;

(h)           Purchaser Stockholder Approval. Purchaser shall have obtained the Purchaser Stockholder Approval to approve the Purchase and issuance of the Closing Stock Consideration;

(i)            Board Approval. The board of directors of Purchaser shall have unanimously determined (i) the Purchase, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of, Purchaser and its shareholders, and (ii) approved and declared advisable this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby;

(j)            No Litigation. There shall not be pending any suit, action, or proceeding challenging or seeking to restrain, limit or prohibit any transactions contemplated by this Agreement or seeking to obtain from Seller or Purchaser in connection with the transactions contemplated by this Agreement any material damages or material commitments or seeking to prohibit or limit the ownership, operation or control by Purchaser or any of its Affiliates any material portion of the Acquired Business or Transferred Assets;

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(k)            Purchaser Fairness Opinion. Purchaser shall have received the Purchaser Fairness Opinion in a form reasonable satisfactory to Purchaser;

(l)             Financial Statements. Purchaser shall have received in accordance with Regulation S-X promulgated under the Securities Act: (i) audited financial statements of the Acquired Business for the fiscal years ended December 31, 2022 and December 31, 2023 (the “Audited Financial Statements”), and (ii) unaudited, reviewed financial statements of the Acquired Business as at and for the three and six month periods ended June 30, 2024; provided, however, that if the Closing occurs after October 31, 2024, then Seller shall provide unaudited, reviewed financial statements of the Acquired Business as at and for the nine month period ended September 30, 2024 (the “Unaudited Financial Statements” and together with the Audited Financial Statements, the “Financial Statements”);

(m)           Taxes. All income and other material Tax Returns required to be filed by Seller, including without limitation for the taxable years ended December 31, 2022 and December 31, 2023, shall have been filed, and all Taxes of Seller required to be paid (whether or not shown on any Tax Return) shall have been paid, In addition, Seller shall have no Liability for unpaid Taxes relating to the Acquired Business or the Transferred Assets that have not been accrued or reserved on the Financial Statements;

(n)            Due Diligence. Purchaser shall have completed all its business and legal due diligence with respect to the Acquired Business and shall, in its sole judgment, be satisfied with the results thereof; and

(o)            Closing Deliverables. Purchaser shall have received the deliverables required under Section 8.3 hereof.

7.3            Conditions Precedent to Obligation of Seller.

The obligation of Seller to consummate and cause the consummation of the Purchase shall be subject to the satisfaction (or waiver, in whole or in part, by Seller in its sole discretion, to the extent permitted by applicable Law), at or prior to the Closing, of each of the following conditions:

(a)            Accuracy of Purchaser’s Representations and Warranties. (i) The representations and warranties of Purchaser contained in this Agreement (other than the Purchaser Fundamental Representations) (disregarding any exception or qualification of such representations and warranties that that are qualified by the terms “material”, “in all material respects”, or similar words or phrases) shall be true and correct as of the date of this Agreement and as of the Closing Date as if made as of the Closing Date (except to the extent such representations and warranties by their terms speak as of an earlier date, in which case they shall be true and correct as of such date), in all material respects and (ii) the Purchaser Fundamental Representations shall be true and correct as of the date of this Agreement and as of the Closing Date as if made as of the Closing Date (except to the extent such representations and warranties by their terms speak as of an earlier date, in which case they shall be true and correct as of such date), other than as would have a de minimis impact;

(b)            Covenants of Purchaser. Purchaser shall have performed and complied in all material respects with all covenants contained in this Agreement to be performed by it prior to the Closing;

(c)            Officer’s Certificate. Seller shall have received a certificate signed by an authorized executive officer of Purchaser, dated the Closing Date, to the effect that the conditions specified in Sections 7.3(a) and 7.3(b) are satisfied;

(d)            Secretary’s Certificate. Seller shall have received a certificate of the secretary (or equivalent officer) of Purchaser certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Purchaser authorizing the execution, delivery and performance of this Agreement and the consummation of the Purchase and other transactions contemplated hereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby;

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(e)            Board Approval. The board of directors of Seller shall have unanimously determined (i) the Purchase, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of, Seller and its shareholders, and (ii) approved and declared advisable this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby;

(f)             Board Composition. Purchaser shall have caused the nomination and election to its board of directors of two (2) individuals designated by Seller and reasonably acceptable to Purchaser, one of whom shall be Nathaniel Bradley; and

(g)            Closing Deliverables. Seller shall have received the deliverables required under Section 8.2 hereof.

Article VIII
CLOSING

8.1            Closing Date.

Unless this Agreement shall have been terminated pursuant to Article X hereof, the closing of the Purchase and the other transactions hereunder (the “Closing”) shall take place remotely, at 9:00 a.m., Eastern Time, and in such other places as are necessary to effect the transactions to be consummated at the Closing, on the second Business Day immediately following the satisfaction or, to the extent permitted by Law, waiver of all of the conditions in Article VIII (other than those conditions which by their nature are to be satisfied or, to the extent permitted by Law, waived at the Closing but subject to the satisfaction or, to the extent permitted by Law, waiver of such conditions), or at such other time, date and place as shall be fixed by mutual agreement of the Parties. The date on which the Closing occurs is referred to herein as the “Closing Date”. The effective time (“Effective Time”) of the Closing for tax, operational and all other matter matters shall be deemed to be 12:01 a.m. Eastern Time on the Closing Date.

8.2            Purchaser Obligations.

At the Closing, Purchaser shall (i) deliver to Seller the Promissory Note as provided in Section 3.1, (ii) issue the Closing Stock Consideration to Seller as provided in Section 3.1, and (iii) deliver to Seller the following in such form and substance as are reasonably acceptable to Seller:

(a)            an executed copy of a Bill of Sale, Assignment and Assumption Agreement, in a form to be mutually agreed between the Parties, reflecting the assignment of the Transferred Assets and assumption of the Assumed Liabilities (the “Bill of Sale, Assignment and Assumption Agreement”);

(b)            the documents described in Section 7.3;

(c)            resolutions of the board of directors of Purchaser approving and adopting the execution and delivery of this Agreement, the transactions contemplated herein and the Transaction Documents;

(d)            a duly executed copy of the Royalty Agreement;

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(e)            transfer agent instructions (i) to issue stock certificate(s) evidencing the Closing Stock Consideration being issued to Seller and (ii) to register in its books and records the number of the shares issued and transferred by Purchaser hereunder; and

(f)             such other documents and instruments (if any) as counsel for Purchaser and Seller mutually agree to be reasonably necessary to consummate the transactions described herein.

8.3            Seller Obligations.

At the Closing, Seller shall deliver to Purchaser the following in such form and substance as are reasonably acceptable to Purchaser:

(a)            an executed copy of the Bill of Sale, Assignment and Assumption Agreement;

(b)            all physical and tangible materials incorporating any Transferred Assets;

(c)            all documents and assignments required to effect the transfer of the Transferred IP, including, to the extent necessary, with the appropriate Governmental Authorities.

(d)            the documents described in Section 7.2;

(e)            a duly executed copy of the Royalty Agreement; and

(f)             such other documents and instruments (if any) as counsel for Purchaser and Seller mutually agree to be reasonably necessary to consummate the transactions described herein.

Article IX
INDEMNIFICATION

9.1            Survival.

(a)            Subject to Section 9.1(b), each representation and warranty contained in Article IV and Article V (other than the Seller Fundamental Representations and the Purchaser Fundamental Representations) shall survive the Closing and shall terminate on the twelve (12) month anniversary of the Closing Date. The Specified Representations shall survive the Closing and remain in full force and effect until the day that is 60 days following the expiration of the applicable statute of limitations (taking into account any extensions or waivers thereof), and the Seller Fundamental Representations and the Purchaser Fundamental Representations shall survive the Closing and remain in full force and effect indefinitely after the Closing Date; provided, that the expiration of any of the terms set out in this Section 9.1(a) shall not affect the rights of a Party to seek recovery of Losses arising out of Fraud. The covenants and agreements contained in this Agreement shall survive until performance in accordance with their terms.

(b)            Notwithstanding anything herein to the contrary, the obligations to indemnify and hold harmless a Person pursuant to this Article IX in respect of a breach of representation or warranty, covenant or agreement shall terminate on the applicable survival termination date (as set forth in Section 9.1(a)), unless an Indemnified Party shall have made a claim for indemnification pursuant to Section 9.2 or Section 9.3, subject to the terms and conditions of this Article IX (or Section 6.8(d), as applicable), prior to such survival termination date, as applicable, including by delivering an Indemnification Claim Notice or Third Party Indemnification Claim, as applicable, to the Indemnifying Party. Notwithstanding anything herein to the contrary, if an Indemnified Party has made a claim for indemnification pursuant to Section 9.2 or Section 9.3 and delivered an Indemnification Claim Notice or Third Party Indemnification Claim, as applicable, to the Indemnifying Party prior to such survival termination date, then such claim (and only such claim), if then unresolved, shall not be extinguished by the passage of the deadlines set forth in Section 9.1(a).

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(c)            In determining the existence of, and the amount of any Losses arising from, any inaccuracy or breach of a representation or warranty herein, the terms “material” or “materially,” any clause or phrase containing “material,” “materially,” “material respects,” “Material Adverse Effect” or any similar terms, clauses or phrases in any such representation or warranty shall be disregarded (as if such word or clause, as applicable, were deleted from such representation or warranty).

9.2            Indemnification by Seller.

Subject to the limitations set forth in this Article IX, from and after the Closing, Seller agrees to indemnify and hold Purchaser, each of its Affiliates and each of their respective Representatives (collectively, the “Purchaser Indemnified Persons”) harmless from and in respect of any and all Losses that they incur arising out of, relating to or resulting from:

(a)            any breach or inaccuracy of any representations or warranties of Seller set forth in Article IV or the certificate delivered pursuant to Sections 7.2(c);

(b)            any breach or failure of Seller or its Affiliates to perform any of its covenants or other agreements contained in this Agreement;

(c)            any claim by any Person arising from or related to any act or omission of Seller that occurred on or prior to the Closing Date, including any claim for Losses arising from or related to the Transferred Assets or the Acquired Business at or prior to the Closing; and

(d)            any Excluded Asset or any Excluded Liability.

9.3            Indemnification by Purchaser

Subject to the limitations set forth in this Article IX, from and after the Closing, Purchaser agrees to indemnify and hold Seller, its Affiliates and each of their respective Representatives (collectively, the “Seller Indemnified Persons”) harmless from and in respect of any and all Losses that they incur arising out of, relating to or resulting from:

(a)            any breach or inaccuracy of any representations or warranties of Purchaser set forth in Article V or the certificate delivered pursuant to Section 7.3(c);

(b)            any failure of Purchaser to perform any of its covenants or other agreements contained in this Agreement;

(c)            any failure of Purchaser to discharge any Transferred Liability; and

(d)            any fraud or intentional breach by Purchaser of this Agreement.

9.4            Limitations on Indemnification.

The Person making a claim for indemnification under this Article IX is referred to herein as the “Indemnified Party” and the Party against whom such claims for indemnification are asserted under this Article IX is referred to herein as the “Indemnifying Party”. Notwithstanding anything herein to the contrary, the indemnification obligations of an Indemnifying Party pursuant to this Agreement shall be subject to the following limitations:

(a)            Maximum Amount. Other than with respect to claims related to Fraud the aggregate amount of indemnifiable Losses pursuant to Section 9.2(a)-9.2(d) shall not exceed 50% of the Purchase Price. Other than with respect to claims related to fraud or intentional breach of this Agreement, in no event shall Purchaser’s and its Affiliates’ aggregate liability to Seller for indemnification claims pursuant to this Article IX exceed an amount equal to the consideration actually received by Seller.

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(b)            Insurance and Other Payments; Mitigation. Payments by an Indemnifying Party pursuant to Section 9.2 or Section 9.3 in respect of any Loss shall be limited to the amount of any Liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment actually received by the Indemnified Party (or its Affiliates) from any third parties (other than the Indemnifying Party) in respect of any such claim, net of any costs of recovery, and increases in premiums. Each of Purchaser and Seller shall, and cause its Affiliates and Representatives to, take all reasonable steps to mitigate any Loss upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise to such Loss, including incurring costs only to the minimum extent necessary to remedy the breach that gives rise to such Loss.

(c)            No Duplication. Losses shall be determined without duplication of any other Loss for which an indemnification claim has been made or could be made under any other representation, warranty, covenant or agreement. The Indemnified Parties shall not be entitled to recover more than once for the same Loss. In no event shall any Indemnifying Party be liable to any Indemnified Party for any punitive, incidental, consequential, special, or indirect damages, including loss of future revenue or income, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement, or diminution of value or any damages based on any type of multiple.

(d)            Basket. Subject to the other limitations set forth in this Article IX, Seller shall not be liable to Purchaser for indemnification under Section 9.2(a) until the aggregate amount of all Losses in respect of indemnification under Section 9.2 exceeds Two Hundred Thousand Dollars ($500,000.00) (the “Basket”), provided, however, that Losses attributable to the breach of the Seller Fundamental Representations, Section 4.18 (Taxes) or involving fraud shall not be subject to the Basket; provided, further, in the event that such aggregate amount of Losses exceeds the Basket, Seller shall be required to pay or be liable for all such Losses (i.e., from the first dollar).

9.5            Indemnification Procedures.

(a)            Claim Procedure. Any Indemnified Party making a claim for indemnification pursuant to Section 9.2, Section 9.3 or Section 9.7 must give the Indemnifying Party written notice (an “Indemnification Claim Notice”) of such claim describing such claim and the nature and amount of such Losses, to the extent that the nature and amount thereof are determinable at such time, promptly after the Indemnified Party receives any written notice of any Proceeding against or involving the Indemnified Party by a third party or otherwise discovers the Liability, obligation or facts giving rise to such claim for indemnification; provided, however, that the failure to notify or delay in notifying the Indemnifying Party will not relieve the Indemnifying Party of its obligations pursuant to Section 9.2, Section 9.3 or Section 9.7, as the case may be, except to the extent that the defenses available to such Indemnifying Party are actually and materially prejudiced as a result thereof.

(b)            Claim Objection. After delivery of an Indemnification Claim Notice to the Indemnifying Party, the Indemnifying Party may, at any time on or before the thirtieth (30th) day following its receipt of an Indemnification Claim Notice (the “Objection Period”), object (a “Claim Objection”) to a claim made in such Indemnification Claim Notice by delivering written notice to the Indemnified Party. The Claim Objection shall set forth in reasonable detail the reasons for the objection to such claim and the portion of the amount of Losses which is disputed. If, within thirty (30) days after an Indemnification Claim Notice is received by the Indemnifying Party, the Indemnifying Party does not deliver Claim Objection to the Indemnified Party, the Indemnifying Party shall be conclusively deemed to have consented on behalf of itself to the recovery by the Indemnified Party of the full amount of Losses specified in the Indemnification Claim Notice. During the thirty (30)-day period following the delivery of a Claim Objection in accordance with this Section 9.5(b), the Indemnifying Party and the Indemnified Party shall attempt in good faith to resolve such dispute. The Indemnified Party shall reasonably cooperate and assist the Indemnifying Party in determining the validity of any claim for indemnity by the Indemnified Party and in otherwise resolving such matters. Such assistance and cooperation shall include providing reasonable access to and copies of information, records and documents relating to such matters, furnishing employees to assist in the investigation, defense and resolution of such matters and providing legal and business assistance with respect to such matters. If the dispute is not resolved within such thirty (30) day period, either the Indemnifying Party or the Indemnified Party may bring suit in the Delaware Courts pursuant to Section 11.12.

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(c)            Third-Party Claims.

(i)             If any Indemnified Party receives notice of the assertion or commencement of any action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement (a “Third-Party Claim”) against such Indemnified Party with respect to which such Indemnifying Party may be obligated to provide indemnification under this Agreement, Indemnified Party shall assume and control the settlement and defense of such Proceeding and appoint and select lead counsel. Indemnified Party shall keep Indemnifying Party reasonably informed of the defense of such Proceeding by providing copies of any pleadings or other material communications. Indemnifying Party shall (and shall cause its Affiliates to) provide reasonable cooperation to Indemnified Party in connection with the defense or settlement of such Proceeding, including by making available, at Indemnified Party’s expense, such witnesses, records, materials and other information in such Person’s possession or under such Person’s control as may be reasonably requested by Indemnified Party. Indemnifying Party shall have the right, at its own cost and expense, to participate in the defense of any Third-Party Claim with counsel selected by it subject to Indemnified Party’s right to control the defense thereof.

(ii)            Notwithstanding any other provision of this Agreement, Indemnified Party shall not compromise or otherwise enter into any judgment or settlement of any Third-Party Claim without the prior written consent of Indemnifying Party, other than a compromise, judgment or settlement that (A) is on exclusively monetary terms with, subject to the limitations in Section 9.4, such monetary amounts paid by the Indemnifying Party concurrently with the effectiveness of the compromise, judgement or settlement, (B) does not involve any finding or admission of violation of Law or admission of wrongdoing by the Indemnified Party and (C) provides in customary form, an unconditional release of, or dismissal with prejudice of, all claims against any Indemnified Party potentially affected by such Third-Party Claim.

9.6            Treatment of Indemnification Payments.

Any indemnification payments made pursuant to this Agreement shall be treated for Tax purposes as an adjustment to the Purchase Price, unless otherwise required by applicable Law.

9.7            Specific Indemnity.

Notwithstanding anything contrary in this Agreement, Seller agrees to indemnify and hold the Purchaser Indemnified Persons harmless in full from and in respect of any and all Losses that they incur arising out of, relating to or resulting from (a) any investigation commenced, brought, conducted, or heard by or before any Governmental Authority, and (b) any Proceedings related to and resulting from such investigation, in each case, except to the extent such Losses are attributable to the actions or inactions of such Purchaser Indemnified Person (the “Specific Indemnity”). The indemnification under the Specific Indemnity shall not be prejudiced by or be otherwise subject to any disclosure (in the Disclosure Schedules or otherwise) and shall not be subject to Section 9.4.

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Article X
TERMINATION

10.1          Termination Events.

Without prejudice to other remedies which may be available to the Parties by Law or this Agreement, this Agreement may be terminated and the transactions contemplated herein may be abandoned:

(a)            by mutual written consent of the Parties;

(b)            after December 31, 2024 (the “Outside Date”), by any Party by delivery of a written notice to the other Party in accordance with Section 11.1 if the Closing shall not have been consummated on or prior to 5:00 pm Eastern Time on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 10.1(b) shall not be available to any Party whose failure or whose Affiliate’s failure to perform any of its representations, warranties, covenants or other obligations under this Agreement has been the primary cause of, or otherwise primarily resulted in, the failure of the Closing to occur on or prior to such date;

(c)            by any Party, if a final, non-appealable order, decree or ruling enjoining or otherwise prohibiting consummation of the Purchase has been issued by any Governmental Authority (unless such order, decree or ruling has been withdrawn, reversed or otherwise made inapplicable) or any Law has been enacted that would make the Purchase illegal;

(d)            by Seller (by delivery of a written notice to Purchaser in accordance with Section 11.1(b)) if (i) Seller is not in breach of any of its representations, warranties, covenants or other obligations hereunder that renders or would render the conditions set forth in Sections 7.2(a) or 7.2(b) incapable of being satisfied on the Outside Date and (ii) Purchaser is in breach of any of its representations, warranties, covenants or other obligations hereunder that renders or would render the conditions set forth in Sections 7.3(a) or 7.3(b) incapable of being satisfied on the Outside Date, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) twenty (20) Business Days after the giving of written notice by Seller to Purchaser and (y) three (3) Business Days prior to the Outside Date; or

(e)            by Purchaser (by delivery of a written notice to Seller in accordance with Section 11.1(a)) if (i) Purchaser is not in breach of any of its representations, warranties, covenants or other obligations hereunder that renders or would render the conditions set forth in Sections 7.3(a) or 7.3(b) incapable of being satisfied on the Outside Date and (ii) Seller is in breach of any of its representations, warranties, covenants or other obligations hereunder that renders or would render the conditions set forth in Sections 7.2(a) or 7.2(b) incapable of being satisfied on the Outside Date, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) twenty (20) Business Days after the giving of written notice by Purchaser to Seller and (y) three (3) Business Days prior to the Outside Date.

42

10.2          Termination Procedures.

If any Party wishes to terminate this Agreement pursuant to Section 10.1, such Party will deliver to the other Party a written termination notification in accordance with Section 11.1 stating that such Party is terminating this Agreement and setting forth a brief statement of the basis on which such Party is terminating this Agreement.

10.3          Effect of Termination.

In the event of any termination of this Agreement as provided in Section 10.1, this Agreement shall forthwith become wholly void and of no further force and effect, all further obligations of the Parties under this Agreement shall terminate and there shall be no liability on the part of any Party (or any Affiliate or Representative of such Party) to any other Party (or such other Persons), except that the provisions of Section 6.4 and Article XI of this Agreement shall remain in full force and effect and the Parties shall remain bound by and continue to be subject to the provisions thereof. Notwithstanding the foregoing, the provisions of this Section 10.3 shall not relieve either Party of any liability for Fraud.

Article XI
MISCELLANEOUS

11.1          Notices.

All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt, by other than automatic means, whether electronic or otherwise), (b) when sent by e-mail (with written confirmation of receipt) or (c) one (1) Business Day following the day sent by a nationally recognized overnight courier (with written confirmation of receipt), in each case, at the following addresses (or to such other address as a Party may have specified by written notice given to the other Party pursuant to this provision):

(a)            If to Seller:

Data Vault Holdings Inc.

48 Wall Street, Floor 11

New York, NY 10005

Attention:	Nathaniel Bradley, CEO

with a copy (which shall not constitute notice) to:

Mitchell Silberberg & Knupp LLP

437 Madison Ave., 25th Floor

New York, NY 10022

Attention:	Blake Baron

(b)            If to Purchaser:

WiSA Technologies, Inc.

15268 NW Greenbrier Pkwy

Beaverton, Oregon 97006

Attention:	Brett Moyer

43

with a copy (which shall not constitute notice) to:

Sullivan & Worcester LLP
1251 Avenue of Americas
New York, NY 10020

Attention:	David Danovitch

11.2          Bulk Transfers.

The Parties waive, to the fullest extent permitted by Law, compliance with the provisions of all applicable Laws, including Article 6 of the Uniform Commercial Code, relating to bulk transfers of any jurisdiction in connection with the transfer of the Transferred Assets.

11.3          Severability.

If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement and the application of such provision to other persons or circumstances other than those which it is determined to be illegal, void or unenforceable, shall not be impaired or otherwise affected and shall remain in full force and effect to the fullest extent permitted by applicable Law, and Seller and Purchaser shall negotiate in good faith to replace such illegal, void or unenforceable provision with a provision that corresponds as closely as possible to the intentions of the Parties as expressed by such illegal, void or unenforceable provision.

11.4          Further Assurances; Further Cooperation.

Subject to the terms and conditions hereof (including Section 6.3), each of the Parties agrees to use commercially reasonable efforts to execute and deliver, or cause to be executed and delivered, all documents and to take, or cause to be taken, all actions that may be reasonably necessary or appropriate to effectuate the provisions of this Agreement, provided that all such actions are in accordance with applicable Law. From time to time, whether at or after the Closing, Seller will execute and deliver such further instruments of conveyance, transfer and assignment and take such other action, at Purchaser’s sole expense, as Purchaser may reasonably require to more effectively convey and transfer to Purchaser any of the Transferred Assets, and Purchaser will execute and deliver such further instruments and take such other action, at Seller’s sole expense, as Seller may reasonably require to more effectively assume the Transferred Liabilities.

11.5          Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Copies of executed counterparts transmitted by electronic signature (including by means of e-mail in .pdf format) shall be considered original executed counterparts for purposes of this Section 11.5.

11.6          Expenses.

Except as otherwise expressly provided herein, whether or not the Closing occurs, Seller and Purchaser shall each pay their respective expenses incurred in connection with the negotiation and execution of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

44

11.7          Assignment; Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Parties to this Agreement and their respective permitted successors, legal representative and permitted assigns; provided, however, that no Party to this Agreement may directly or indirectly assign any or all of its rights or delegate any or all of its obligations under this Agreement without the express prior written consent of the other Party to this Agreement. No assignment by a Party of any obligations hereunder shall relieve such Party of any such obligations. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and permitted assigns.

11.8          Amendment; Waiver.

This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by both Seller and Purchaser. No waiver by either Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the Party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, or a failure or delay by any Party in exercising any power, right or privilege under this Agreement shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants, or agreements contained herein, and in any documents delivered or to be delivered pursuant to this Agreement and in connection with the Closing hereunder. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. Seller and Purchaser may, at any time prior to the Closing, (a) extend the time for the performance of the obligations or acts of the Parties hereto, (b) waive any inaccuracies in the representations and warranties (of the other Party hereto) that are contained in this Agreement or (c) waive compliance by the other Party hereto with any of the agreements or conditions contained in this Agreement.

11.9          Remedies.

(a)            The Parties acknowledge and agree that irreparable damage would occur and that the Parties may not have any adequate remedy at Law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or any such breach. Accordingly, the Parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by Seller or Purchaser of any of their respective covenants or obligations set forth in this Agreement, each of Purchaser and Seller, respectively, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by such other Party (as applicable), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other (as applicable) under this Agreement, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any Party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at Law or in equity) to which such Party may be entitled at any time.

(b)            Subject to Section 11.9(a), the Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from fraud in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in Article IX. In furtherance of the foregoing, each Party hereby waives, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other Party and their Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in Article IX.

45

(c)            Each of Seller and Purchaser hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by Seller or Purchaser, as applicable, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of Seller or Purchaser, as applicable, under this Agreement. The Parties hereto further acknowledge and agree that (i) by seeking the remedies provided for in this Section 11.9, a Party shall not in any respect waive its right to seek at any time any other form or amount of relief that may be available to a Party under this Agreement (including monetary damages) and (ii) nothing set forth in this Section 11.9 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 11.9 prior or as a condition to exercising any termination right under Article X (and pursuing damages after such termination (subject to the terms of this Agreement)), nor shall the commencement of any Proceeding pursuant to this Section 11.9 or anything set forth in this Section 11.9 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article X or pursue any other remedies under this Agreement or otherwise that may be available then or thereafter. In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law, and each Party agrees to waive any requirement for the securing or posting of any bond in connection therewith.

11.10        Third Parties; No Benefit to Third Parties.

This Agreement does not create any rights, claims or benefits inuring to any Person that is not a Party nor create or establish any third-party beneficiary hereto (including with respect to any Business employee); provided, however, that, notwithstanding the foregoing, (a) Purchaser Indemnified Persons and Seller Indemnified Persons are intended third-party beneficiaries of, and may enforce, Article IX and (b) the Nonparty Affiliates are intended third-party beneficiaries of, and may enforce, Section 11.15.

11.11        Governing Law.

This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the law of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

11.12        Dispute Resolution; Waiver of Jury Trial.

(a)            The Parties hereto agree that any and all disputes, claims or controversies arising out of or relating to this Agreement, including the performance, breach, termination, interpretation, existence or validity thereof (“Disputes”), and the scope or applicability of this Section 11.12, including but not limited to the arbitrability of any and all Disputes, shall be fully and finally resolved by binding arbitration administered by Judicial Arbitration and Mediation Services or its successor organization (“JAMS”) according to the applicable JAMS arbitration rules in effect as of the date when such claim is commenced (i.e., either the Comprehensive Arbitration Rules for claims exceeding $250,000, or the Streamlined Arbitration Rules for claims not exceeding $250,000). The seat of the arbitration shall be New York City, New York.

46

(b)            The tribunal shall consist of one (1) arbitrator, selected by the following procedure: either: (i) Purchaser and Seller shall mutually select an arbitrator; or (ii) if the Parties hereto cannot agree on such arbitrator, then (A) within fourteen (14) days of the filing of the notice of arbitration, each of Purchaser and Seller shall select and simultaneously exchange the names of five (5) arbitrators, and (B) within seven (7) calendar days of the exchange of the names, each of Purchaser and Seller may strike two (2) names and shall rank the remaining candidates in order of preference. The remaining candidate with the highest composite ranking shall be appointed the arbitrator to solely preside over the arbitration.

(c)            Each party hereto shall bear its own attorneys’ fees and related costs in the arbitration. The arbitrator shall have no authority to issue an award of attorneys’ fees or costs against any party hereto. The arbitrator shall have no authority to award punitive, special, exemplary, multiplier or consequential damages, and such damages shall not be recoverable by any other process or in any other proceeding. If any party hereto refuses to perform any or all of its obligations under the final arbitration award within thirty (30) days of such award being rendered, then the other Party hereto may confirm or enforce the final award in any court of competent jurisdiction sitting in New York City, New York.

(d)            Unless disclosure is required by law or judicial decision, the Parties hereto agree to maintain the confidential nature of all aspects of any Dispute or arbitration (including the existence of the Dispute, all arbitral proceedings to resolve the Dispute, all documents and information exchanged in such proceedings, and any arbitral award (interim, final, or otherwise)) except as may be necessary to prepare for or conduct the arbitration hearing on the merits, or except as may be necessary in connection with a judicial challenge to a final award or its enforcement. A Party hereto shall not apply for recognition and/or enforcement of the final award in any court unless the other Party hereto has refused to perform any or all of its obligations under a final award after thirty (30) days of receipt of such final award. If a Party hereto is required to resort to a court to enforce any or all of its rights under a final award, that Party shall be entitled to recover its attorneys’ fees and costs incurred in any such successful enforcement proceedings.

(e)            THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT EACH SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY CLAIM, ACTION, SUIT, INVESTIGATION OR PROCEEDING OF ANY KIND OR NATURE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ANCILLARY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL OR EQUITABLE THEORY. EACH PARTY HERETO (I) CERTIFIES THAT NO ADVISOR OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER, AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.13        [Intentionally Omitted].

11.14        Entire Agreement.

This Agreement, the other Transaction Documents, the Confidentiality Agreement, the Disclosure Schedules and the Exhibits hereto and any other agreements between Purchaser and Seller entered into on the date hereof set forth the entire understanding of the Parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the Parties or their respective Subsidiaries other than those set forth or referred to herein or therein. In the event of any inconsistency between the provisions of this Agreement and any other Transaction Document, the provisions of this Agreement shall prevail.

47

11.15        Non-Recourse.

Except as expressly set forth in the other Transaction Documents or the Confidentiality Agreement, all claims, obligations, liabilities, or causes of action (whether in contract or in tort, at law or in equity, granted by statute or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future equityholder, incorporator, controlling person, general or limited partner, member, Affiliate, or assignee or Representative of, and any financial advisor or lender to, any Contracting Party, or any current, former or future equityholder, incorporator, controlling person, general or limited partner, Affiliate, or assignee or Representative of, and any financial advisor or lender to, any of the foregoing or any of their respective successors, predecessors or assigns (or any successors, predecessors or assigns of the foregoing) (collectively, the “Nonparty Affiliates”), shall have any Liability (whether in contract or in tort, at law or in equity, granted by statute or otherwise) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach (other than as expressly set forth in the other Transaction Documents or the Confidentiality Agreement), and, to the maximum extent permitted by Law, each Contracting Party hereby waives and releases all such Liabilities, claims, causes of action, and obligations arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach (other than as expressly set forth in the other Transaction Documents or the Confidentiality Agreement) against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by Law, except to the extent otherwise expressly set forth in the other Transaction Documents or the Confidentiality Agreement, (i) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available, whether in contract or in tort, at law or in equity, granted by statute or otherwise, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise, in each case, arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach and (ii) each Contracting Party disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement.

11.16        Waiver and Release of Claims.

(a)            Subject to Section 11.16(b), in consideration of the covenants, agreements and undertaking each Party is entitled under the Agreement, effective as of the Closing, Seller and Purchaser, respectively, on behalf of itself and each of its Affiliates, and its and their respective Representatives and successors and assigns, and each of their respective Affiliates, past and present direct and indirect equityholders, parents, subsidiaries, principals, directors, managers, partners, general partners, limited partners, officers, employees, trustees, joint ventures, predecessors, successors, assigns, beneficiaries, heirs, executors, personal or legal representatives, insurers, attorneys, agents and representatives in their capacities as such (“Releasing Parties”) hereby irrevocably and unconditionally releases, acquits and forever discharges Purchaser and Seller, respectively, and each of its Affiliates, and their respective past and present successors, predecessors, assigns, employees, agents, partners, members, Subsidiaries, equityholders, parent companies, controlling persons, other Affiliates (corporate or otherwise) and legal representatives, including their respective past and present officers and directors, solely in their capacities as such, and any past and present successors, predecessors, assigns, employees, agents, partners, members, Subsidiaries, equityholders, parent companies, controlling persons, other Affiliates (corporate or otherwise) and legal representatives, including past and present officers and directors, solely in their capacity as such, of any of the foregoing (together, the “Released Parties”), from any and all claims, actions, causes of actions, Proceedings, Liens, Liabilities, Losses, suits, counterclaims, offsets, setoffs, of every kind, in connection with the transactions arising up to and including the Closing, whether in law, equity or otherwise, known or unknown, suspected or unsuspected (including any fiduciary duty claims against the Released Parties) that any Releasing Party now has, has had or could have asserted against any of the Released Parties prior to the Closing or on account of or arising out of any matter occurring on or prior to the Closing, including any rights to indemnification or reimbursement from any of the Released Parties (collectively, the “Released Claims”).

48

(b)           Notwithstanding the foregoing in this Section 11.16, the Released Claims shall not include, and nothing contained in this Agreement shall affect a Releasing Party’s rights pursuant to the terms of any Transaction Document. Each such Releasing Party hereby irrevocably agrees to refrain from, directly or indirectly, asserting any claim or demand or any Proceeding against any Released Party based upon any Released Claim.

11.17        No Joint Venture.

Nothing in this Agreement creates a joint venture or partnership between the Parties. This Agreement does not authorize any Party (a) to bind or commit, or to act as an agent, employee or legal Representative of, another Party, except as may be specifically set forth in other provisions of this Agreement, or (b) to have the power to control the activities and operations of another Party. Each Party agrees not to hold itself out as having any authority or relationship contrary to this Section 11.17.

11.18       Section Headings; Table of Contents.

The Section headings contained in this Agreement and the Table of Contents to this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

11.19        Fulfillment of Obligations.

Any obligation of any Party to any other Party under this Agreement or any of the Transaction Documents, which obligation is performed, satisfied, or fulfilled completely by an Affiliate of such Party, shall be deemed to have been performed, satisfied or fulfilled by such Party.

[signature page follows]

49

IN WITNESS WHEREOF, the Parties have caused this Asset Purchase Agreement to be duly executed as of the date first above written.

WISA TECHNOLOGIES, INC.

By:	/s/ Brett Moyer
Name: Brett Moyer
Title: Chief Executive Officer

DATA VAULT HOLDINGS INC.

By:	/s/ Nathaniel Bradley
Name: Nathaniel Bradley
Title: Chief Executive Officer

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999

VOTE ON INTERNET

Go to [http://www.vstocktransfer.com/proxy]
and log-on using the below control number.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY TELEPHONE

Please call _____________ and follow the recorded instructions. Available 24 hours a day/7 days a week.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on December [●], 2024 at 1:00 p.m., Pacific Time.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. If you vote by telephone or the Internet, please do NOT mail a proxy card

Annual Meeting of Stockholders Proxy Card – WiSA Technologies, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

(1)	Election of Directors:

☐	FOR ALL NOMINEES LISTED BELOW	☐	WITHHOLD AUTHORITY TO VOTE FOR
	(except as marked to the contrary below)		ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

01 Brett Moyer	02 Kimberly Briskey	03 Dr. Jeffrey M. Gilbert
04 David Howitt	05 Helge Kristensen	06 Sriram Peruvemba
07 Robert Tobias	08 Wendy Wilson

(2)	To ratify the Board’s selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

☐FOR	☐AGAINST	☐ABSTAIN

(3)	To approve a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers.

☐FOR	☐AGAINST	☐ABSTAIN

(4)	To approve a non-binding advisory proposal on the frequency of the stockholder advisory vote on executive compensation.

☐1 YEAR	☐2 YEARS	☐3 YEARS	☐ABSTAIN

(5)	To approve, for purposes of Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of 20% or more of our outstanding shares of common stock of the Company, par value $0.0001 per share (the Common Stock”) issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated April 19, 2024, issued to the holders of such warrants (the “Holders”).

☐FOR	☐AGAINST	☐ABSTAIN

(6)	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated April 23, 2024, issued to the Holders.

☐FOR	☐AGAINST	☐ABSTAIN

(7)	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated April 30, 2024, issued to the Holders.

☐FOR	☐AGAINST	☐ABSTAIN

(8)	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated May 15, 2024, issued to the Holders.

☐FOR	☐AGAINST	☐ABSTAIN

(9)	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon the “alternative cashless exercise” of certain common stock purchase warrants, dated May 17, 2024, issued to the Holders.

☐FOR	☐AGAINST	☐ABSTAIN

(10)	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon exercise of certain common stock purchase warrants issued pursuant to certain inducement agreements by and between the Company and each Holder, entered into as of September 10, 2024.

☐FOR	☐AGAINST	☐ABSTAIN

(11)	To approve, for purposes of Nasdaq Rule 5635(d), the issuance of 20% or more of our outstanding shares of Common Stock, issuable upon exercise of certain common stock purchase warrants to be issued immediately upon stockholder approval of this proposal, pursuant to certain side letter agreements by and between the Company and each Holder, entered into as of September 10, 2024.

☐FOR	☐AGAINST	☐ABSTAIN

(12)	To approve an amendment to the Company’s 2018 Long-Term Stock Incentive Plan (the “LTIP”) to remove the annual share limit of Common Stock that may be issued for a certain fiscal year under the LTIP and change the maximum aggregate number of shares of Common Stock that may be issued under the LTIP to be calculated as of the first trading day of each fiscal quarter.

☐FOR	☐AGAINST	☐ABSTAIN

(13)	To approve an amendment to the Certificate of Incorporation to permit the Board to amend the Company’s bylaws.

☐FOR	☐AGAINST	☐ABSTAIN

(14)	To approve the transactions contemplated by the asset purchase agreement, entered into as of September 4, 2024, by and between the Company and Data Vault Holdings Inc., including, for purposes of Nasdaq Rule 5635(a) and 5635(b), the issuance of 20% or more of our outstanding shares of Common Stock upon consummation of the asset purchase..

☐FOR	☐AGAINST	☐ABSTAIN

Date	Signature	Signature, if held jointly

To change the address on your account, please check the box at right and indicate your new address in the space above.☐

Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

WISA TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

December [●], 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking all prior proxies, the undersigned, a stockholder of WiSA Technologies, Inc. (the “Company”), hereby appoints Brett Moyer as attorney-in-fact and agent of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on December [●], 2024, at the Company’s offices at 15268 NW Greenbrier Pkwy, Beaverton, Oregon 97006 at 1:00 p.m., Pacific Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse. If no other indication is made on the reverse side of this form, the proxy will vote for Proposals No. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, and 14 and in his discretion, upon such other business as properly comes before the Annual Meeting.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER [●], 2024 AT 1:00 P.M., PACIFIC TIME, AT THE COMPANY’S OFFICES AT 15268 NW GREENBRIER PKWY, BEAVERTON, OREGON 97006. ☐

To change the address on your account, please check the box at right and indicate your new address in the space above. ☐

(Continued and to be signed on Reverse Side)